UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-3010

Fidelity Advisor Series VII

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210

 (Address of principal executive offices)       (Zip code)

William C. Coffey, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2019

Item 1.

Reports to Stockholders

Fidelity Advisor® Real Estate Fund Annual Report July 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2019	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	3.32%	5.36%	13.38%
Class M (incl. 3.50% sales charge)	5.52%	5.61%	13.38%
Class C (incl. contingent deferred sales charge)	7.72%	5.78%	13.19%
Class I	9.93%	6.90%	14.35%
Class Z	10.08%	6.93%	14.37%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Real Estate Fund - Class A on July 31, 2009, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$35,117	Fidelity Advisor® Real Estate Fund - Class A
$37,171	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 7.99% for the 12 months ending July 31, 2019, beginning the new year on a high note after enduring a historically volatile final quarter of 2018. Upbeat company earnings/outlooks and signs the Federal Reserve may pause on rates boosted stocks to an all-time high on April 30. In May, however, volatility spiked and stocks returned -6.35% for the month amid the Fed’s decision to hold interest rates steady and signal that it had little appetite to adjust them any time soon, as well as retaliatory tariffs imposed on the U.S. by China. The downtrend was similar to late 2018, when many investors fled from risk assets on elevated concerns about future economic growth, global trade and tighter monetary policy. The bull market roared back in June, with the S&P 500® rising 7.05%, and recorded a series of all-time highs in a productive July (+1.44%). For the full 12 months, growth stocks outpaced value, while large-caps handily bested small-caps. By sector, information technology (+19%) led the way, boosted by continued strength in software & services (+26%), the market’s largest industry segment. Three defensive groups also stood out – real estate (+18%), utilities (+17%) and consumer staples (+15%) – followed by consumer discretionary (+10%) and communication services (+8%). In contrast, energy (-16%) was by far the weakest sector. Other notable laggards included materials (0%), financials (+3%), industrials (+4%) and health care (+4%).

Comments from Portfolio Manager Samuel Wald:  For the fiscal year, the fund's share classes gained approximately 9% to 10%, trailing the 10.89% advance of the Dow Jones U.S. Select Real Estate Securities Index℠. Relative to the benchmark, the biggest challenge was subpar security selection, particularly in the retail category, though the impact was partially offset by an underweight in this poorly performing segment. For example, an overweight position in shopping center REIT Urban Edge Properties (-23%) was the portfolio's biggest detractor, reflecting the company's above-average exposure to tenants filing for bankruptcy. Shopping center REIT Cedar Realty Trust (-39%) and mall owner Taubman Centers (-31%) also weighed on the fund's relative result as the retail industry continued to struggle. Within the diversified and self-storage categories, the portfolio's exposure to Public Storage (+15%) was also a notable detractor. On the positive side, we saw favorable results among industrial and office REITs, as well as in the residential group. Among industrial REITs, an overweight in Prologis (+27%), one of our largest holdings on July 31, aided the fund's relative return. Underweighting the lagging retail and diversified sectors also bolstered the portfolio's performance this period. Another key contributor was Equity Lifestyle Properties (+40%), an owner of manufactured home communities that benefited from the strength in the residential property the past 12 months, as well as the company's strong financial standing. Lastly, adding further value was the fund's significant underweight in mall REIT Simon Property Group (-4%).

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2019

% of fund's net assets
Prologis, Inc.	9.3
AvalonBay Communities, Inc.	6.2
Ventas, Inc.	5.1
Boston Properties, Inc.	5.0
Essex Property Trust, Inc.	4.5
Simon Property Group, Inc.	4.4
Equity Residential (SBI)	4.4
UDR, Inc.	4.2
Welltower, Inc.	3.8
CubeSmart	3.7
50.6

Top Five REIT Sectors as of July 31, 2019

% of fund's net assets
REITs - Apartments	21.9
REITs - Office Property	13.6
REITs - Warehouse/Industrial	11.5
REITs - Health Care	11.3
REITs - Storage	8.9

Asset Allocation (% of fund's net assets)

As of July 31, 2019
Stocks	99.1%
Short-Term Investments and Net Other Assets (Liabilities)	0.9%

Schedule of Investments July 31, 2019

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
Equity Real Estate Investment Trusts (REITs) - 96.9%
REITs - Apartments - 21.9%
AvalonBay Communities, Inc.	161,640	$33,748,816
Equity Residential (SBI)	299,509	23,628,265
Essex Property Trust, Inc.	81,147	24,524,246
Invitation Homes, Inc.	520,900	14,309,123
UDR, Inc.	490,700	22,601,642
		118,812,092
REITs - Diversified - 8.3%
Clipper Realty, Inc.	225,132	2,600,275
Crown Castle International Corp.	41,200	5,490,312
Digital Realty Trust, Inc.	95,300	10,898,508
Duke Realty Corp.	428,300	14,275,239
Equinix, Inc.	23,100	11,598,510
		44,862,844
REITs - Health Care - 11.3%
Healthcare Realty Trust, Inc.	402,500	12,871,950
Ventas, Inc.	416,005	27,992,976
Welltower, Inc.	245,919	20,440,787
		61,305,713
REITs - Hotels - 4.2%
Braemar Hotels & Resorts, Inc.	379,100	3,457,392
Host Hotels & Resorts, Inc.	25,034	435,341
RLJ Lodging Trust	626,300	10,822,464
Sunstone Hotel Investors, Inc.	601,100	7,940,531
		22,655,728
REITs - Management/Investment - 1.4%
Weyerhaeuser Co.	292,400	7,429,884
REITs - Manufactured Homes - 3.6%
Equity Lifestyle Properties, Inc.	159,303	19,793,398
REITs - Office Property - 13.6%
Alexandria Real Estate Equities, Inc.	103,300	15,118,988
Boston Properties, Inc.	204,547	27,194,524
Douglas Emmett, Inc.	312,100	12,739,922
Highwoods Properties, Inc. (SBI)	325,000	14,732,250
Mack-Cali Realty Corp.	167,100	3,973,638
		73,759,322
REITs - Regional Malls - 6.3%
Simon Property Group, Inc.	145,750	23,640,650
Taubman Centers, Inc.	253,800	10,283,976
		33,924,626
REITs - Shopping Centers - 5.9%
Acadia Realty Trust (SBI)	336,971	9,458,776
Cedar Realty Trust, Inc.	1,233,370	3,428,769
DDR Corp.	749,650	10,682,513
Urban Edge Properties	492,341	8,236,865
		31,806,923
REITs - Storage - 8.9%
CubeSmart	584,100	19,830,195
Extra Space Storage, Inc.	137,800	15,487,342
Public Storage	52,650	12,781,314
		48,098,851
REITs - Warehouse/Industrial - 11.5%
Americold Realty Trust	189,100	6,340,523
Prologis, Inc.	624,354	50,329,175
Terreno Realty Corp.	111,000	5,423,460
		62,093,158

TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)		524,542,539

Hotels, Restaurants & Leisure - 2.0%
Hotels, Resorts & Cruise Lines - 2.0%
Hilton Grand Vacations, Inc. (a)	91,800	3,001,860
Marriott International, Inc. Class A	56,400	7,842,984
		10,844,844
Media - 0.2%
Advertising - 0.2%
Clear Channel Outdoor Holdings, Inc. (a)	308,400	934,452
TOTAL COMMON STOCKS
(Cost $391,472,853)		536,321,835

Money Market Funds - 0.0%
Fidelity Cash Central Fund 2.43% (b)
(Cost $205,896)	205,855	205,896
TOTAL INVESTMENT IN SECURITIES - 99.1%
(Cost $391,678,749)		536,527,731
NET OTHER ASSETS (LIABILITIES) - 0.9%		4,785,674
NET ASSETS - 100%		$541,313,405

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$163,584
Fidelity Securities Lending Cash Central Fund	1,441
Total	$165,025

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $391,472,853)	$536,321,835
Fidelity Central Funds (cost $205,896)	205,896
Total Investment in Securities (cost $391,678,749)		$536,527,731
Receivable for investments sold		6,657,600
Receivable for fund shares sold		453,103
Distributions receivable from Fidelity Central Funds		11,268
Prepaid expenses		6,055
Other receivables		68,231
Total assets		543,723,988
Liabilities
Payable for investments purchased	$825,555
Payable for fund shares redeemed	998,408
Accrued management fee	245,121
Distribution and service plan fees payable	109,994
Other affiliated payables	119,801
Other payables and accrued expenses	111,704
Total liabilities		2,410,583
Net Assets		$541,313,405
Net Assets consist of:
Paid in capital		$368,859,253
Total distributable earnings (loss)		172,454,152
Net Assets		$541,313,405
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($151,535,636 ÷ 6,615,357 shares)(a)		$22.91
Maximum offering price per share (100/94.25 of $22.91)		$24.31
Class M:
Net Asset Value and redemption price per share ($128,754,151 ÷ 5,629,545 shares)(a)		$22.87
Maximum offering price per share (100/96.50 of $22.87)		$23.70
Class C:
Net Asset Value and offering price per share ($28,982,404 ÷ 1,301,866 shares)(a)		$22.26
Class I:
Net Asset Value, offering price and redemption price per share ($225,406,937 ÷ 9,737,797 shares)		$23.15
Class Z:
Net Asset Value, offering price and redemption price per share ($6,634,277 ÷ 286,510 shares)		$23.16

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2019
Investment Income
Dividends		$15,469,413
Income from Fidelity Central Funds (including $1,441 from security lending)		165,025
Total income		15,634,438
Expenses
Management fee	$3,036,954
Transfer agent fees	1,268,745
Distribution and service plan fees	1,371,770
Accounting and security lending fees	212,251
Custodian fees and expenses	18,114
Independent trustees' fees and expenses	3,179
Registration fees	72,201
Audit	53,161
Legal	1,121
Miscellaneous	4,860
Total expenses before reductions	6,042,356
Expense reductions	(41,443)
Total expenses after reductions		6,000,913
Net investment income (loss)		9,633,525
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	37,125,282
Fidelity Central Funds	(29)
Foreign currency transactions	(103)
Total net realized gain (loss)		37,125,150
Change in net unrealized appreciation (depreciation) on investment securities		3,786,392
Net gain (loss)		40,911,542
Net increase (decrease) in net assets resulting from operations		$50,545,067

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2019	Year ended July 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$9,633,525	$12,793,658
Net realized gain (loss)	37,125,150	33,476,991
Change in net unrealized appreciation (depreciation)	3,786,392	(35,357,635)
Net increase (decrease) in net assets resulting from operations	50,545,067	10,913,014
Distributions to shareholders	(30,142,110)	–
Distributions to shareholders from net investment income	–	(12,752,889)
Distributions to shareholders from net realized gain	–	(37,943,280)
Total distributions	(30,142,110)	(50,696,169)
Share transactions - net increase (decrease)	(96,244,911)	(207,917,506)
Total increase (decrease) in net assets	(75,841,954)	(247,700,661)
Net Assets
Beginning of period	617,155,359	864,856,020
End of period	$541,313,405	$617,155,359
Other Information
Undistributed net investment income end of period		$2,818,971

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Real Estate Fund Class A

Years ended July 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$22.07	$22.96	$25.93	$22.90	$22.57
Income from Investment Operations
Net investment income (loss)A	.37	.37	.33	.37	.30
Net realized and unrealized gain (loss)	1.63	.21B	(1.82)	3.61	1.82
Total from investment operations	2.00	.58	(1.49)	3.98	2.12
Distributions from net investment income	(.43)	(.36)	(.30)	(.36)	(.30)
Distributions from net realized gain	(.73)	(1.11)	(1.18)	(.59)	(1.49)
Total distributions	(1.16)	(1.47)	(1.48)	(.95)	(1.79)
Net asset value, end of period	$22.91	$22.07	$22.96	$25.93	$22.90
Total ReturnC,D	9.62%	2.55%	(5.63)%	18.33%	9.70%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.10%	1.10%	1.09%	1.09%	1.10%
Expenses net of fee waivers, if any	1.09%	1.10%	1.09%	1.09%	1.10%
Expenses net of all reductions	1.09%	1.10%	1.08%	1.08%	1.09%
Net investment income (loss)	1.68%	1.70%	1.42%	1.62%	1.32%
Supplemental Data
Net assets, end of period (000 omitted)	$151,536	$161,570	$249,442	$370,408	$327,489
Portfolio turnover rateG	49%	41%	69%	62%	57%

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Real Estate Fund Class M

Years ended July 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$22.05	$22.94	$25.90	$22.88	$22.55
Income from Investment Operations
Net investment income (loss)A	.32	.32	.27	.32	.25
Net realized and unrealized gain (loss)	1.62	.21B	(1.81)	3.60	1.82
Total from investment operations	1.94	.53	(1.54)	3.92	2.07
Distributions from net investment income	(.39)	(.31)	(.24)	(.30)	(.25)
Distributions from net realized gain	(.73)	(1.11)	(1.18)	(.59)	(1.49)
Total distributions	(1.12)	(1.42)	(1.42)	(.90)C	(1.74)
Net asset value, end of period	$22.87	$22.05	$22.94	$25.90	$22.88
Total ReturnD,E	9.35%	2.34%	(5.83)%	18.02%	9.46%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.32%	1.33%	1.33%	1.33%	1.34%
Expenses net of fee waivers, if any	1.31%	1.33%	1.33%	1.33%	1.34%
Expenses net of all reductions	1.31%	1.32%	1.32%	1.32%	1.33%
Net investment income (loss)	1.46%	1.47%	1.18%	1.38%	1.09%
Supplemental Data
Net assets, end of period (000 omitted)	$128,754	$127,038	$153,285	$199,431	$168,375
Portfolio turnover rateH	49%	41%	69%	62%	57%

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C Total distributions of $.90 per share is comprised of distributions from net investment income of $.303 and distributions from net realized gain of $.594 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Real Estate Fund Class C

Years ended July 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$21.54	$22.46	$25.43	$22.49	$22.23
Income from Investment Operations
Net investment income (loss)A	.19	.20	.15	.19	.13
Net realized and unrealized gain (loss)	1.58	.20B	(1.78)	3.54	1.78
Total from investment operations	1.77	.40	(1.63)	3.73	1.91
Distributions from net investment income	(.32)	(.21)	(.16)	(.20)	(.16)
Distributions from net realized gain	(.73)	(1.11)	(1.18)	(.59)	(1.49)
Total distributions	(1.05)	(1.32)	(1.34)	(.79)	(1.65)
Net asset value, end of period	$22.26	$21.54	$22.46	$25.43	$22.49
Total ReturnC,D	8.72%	1.77%	(6.34)%	17.40%	8.85%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.88%	1.88%	1.86%	1.86%	1.87%
Expenses net of fee waivers, if any	1.88%	1.88%	1.86%	1.86%	1.87%
Expenses net of all reductions	1.88%	1.87%	1.86%	1.85%	1.86%
Net investment income (loss)	.89%	.92%	.65%	.85%	.56%
Supplemental Data
Net assets, end of period (000 omitted)	$28,982	$43,690	$62,551	$86,755	$79,291
Portfolio turnover rateG	49%	41%	69%	62%	57%

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Real Estate Fund Class I

Years ended July 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$22.28	$23.17	$26.15	$23.09	$22.74
Income from Investment Operations
Net investment income (loss)A	.43	.43	.39	.43	.36
Net realized and unrealized gain (loss)	1.65	.21B	(1.83)	3.64	1.83
Total from investment operations	2.08	.64	(1.44)	4.07	2.19
Distributions from net investment income	(.48)	(.42)	(.36)	(.41)	(.35)
Distributions from net realized gain	(.73)	(1.11)	(1.18)	(.59)	(1.49)
Total distributions	(1.21)	(1.53)	(1.54)	(1.01)C	(1.84)
Net asset value, end of period	$23.15	$22.28	$23.17	$26.15	$23.09
Total ReturnD	9.93%	2.84%	(5.36)%	18.61%	9.99%
Ratios to Average Net AssetsE,F
Expenses before reductions	.81%	.82%	.82%	.84%	.85%
Expenses net of fee waivers, if any	.81%	.82%	.82%	.83%	.85%
Expenses net of all reductions	.81%	.81%	.81%	.83%	.84%
Net investment income (loss)	1.96%	1.98%	1.69%	1.87%	1.57%
Supplemental Data
Net assets, end of period (000 omitted)	$225,407	$284,857	$399,578	$422,848	$349,301
Portfolio turnover rateG	49%	41%	69%	62%	57%

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C Total distributions of $1.01 per share is comprised of distributions from net investment income of $.413 and distributions from net realized gain of $.594 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Real Estate Fund Class Z

Years ended July 31,	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$21.91
Income from Investment Operations
Net investment income (loss)B	.40
Net realized and unrealized gain (loss)	1.94
Total from investment operations	2.34
Distributions from net investment income	(.36)
Distributions from net realized gain	(.73)
Total distributions	(1.09)
Net asset value, end of period	$23.16
Total ReturnC,D	11.22%
Ratios to Average Net AssetsE,F
Expenses before reductions	.65%G
Expenses net of fee waivers, if any	.64%G
Expenses net of all reductions	.64%G
Net investment income (loss)	2.20%G
Supplemental Data
Net assets, end of period (000 omitted)	$6,634
Portfolio turnover rateH	49%

 A For the period October 2, 2018 (commencement of sale of shares) to July 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2019

1. Organization.

Fidelity Advisor Real Estate Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class Z shares on October 2, 2018. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

Effective March 1, 2019, Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Fund, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $65,446 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$158,062,573
Gross unrealized depreciation	(16,153,505)
Net unrealized appreciation (depreciation)	$141,909,068
Tax Cost	$394,618,663

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,087,443
Undistributed long-term capital gain	$28,523,087
Net unrealized appreciation (depreciation) on securities and other investments	$141,909,068

The tax character of distributions paid was as follows:

	July 31, 2019	July 31, 2018
Ordinary Income	$11,385,034	$ 12,752,889
Long-term Capital Gains	18,757,076	37,943,280
Total	$30,142,110	$ 50,696,169

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $270,561,722 and $379,476,362, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .54% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$378,112	$8,247
Class M	.25%	.25%	631,922	1,286
Class C	.75%	.25%	361,736	19,653
			$1,371,770	$29,186

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$25,985
Class M	4,301
Class C(a)	1,571
$31,857

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$370,411.24
Class M	271,304.21
Class C	101,703.28
Class I	523,659.21
Class Z	1,668	.05(a)
	$1,268,745

 (a) Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with the Fund for administration of the security lending program, based on the number and duration of lending transactions. For the period, the total fees paid for accounting and administration of securities lending were equivalent to an annual rate of .04%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $3,585 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,535 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $21,118 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $4,324 and a portion of class-level operating expenses as follows:

Amount
Class A	$4,209
Class M	3,696
Class C	1,102
Class I	6,839
Class Z	155
$16,001

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2019(a)	Year ended July 31, 2018
Distributions to shareholders
Class A	$7,770,800	$–
Class M	6,470,306	–
Class C	1,942,389	–
Class I	13,766,198	–
Class Z	192,417	–
Total	$30,142,110	$ -
From net investment income
Class A	$–	$3,331,946
Class M	–	1,886,568
Class C	–	517,055
Class I	–	7,017,320
Total	$–	$12,752,889
From net realized gain
Class A	$–	$10,241,885
Class M	–	6,686,045
Class C	–	2,729,897
Class I	–	18,285,453
Total	$–	$37,943,280

 (a) Distributions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to July 31, 2019.

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2019(a)	Year ended July 31, 2018	Year ended July 31, 2019(a)	Year ended July 31, 2018
Class A
Shares sold	1,438,522	1,262,391	$31,232,246	$27,206,084
Reinvestment of distributions	367,126	589,388	7,670,791	13,010,989
Shares redeemed	(2,510,246)	(5,396,386)	(54,843,455)	(116,593,147)
Net increase (decrease)	(704,598)	(3,544,607)	$(15,940,418)	$(76,376,074)
Class M
Shares sold	1,062,860	571,538	$23,205,065	$12,280,331
Reinvestment of distributions	306,005	382,137	6,372,621	8,433,594
Shares redeemed	(1,500,594)	(1,874,375)	(32,897,737)	(40,727,468)
Net increase (decrease)	(131,729)	(920,700)	$(3,320,051)	$(20,013,543)
Class C
Shares sold	156,567	121,070	$3,354,867	$2,559,474
Reinvestment of distributions	93,330	144,584	1,890,831	3,123,837
Shares redeemed	(976,378)	(1,022,590)	(20,809,428)	(21,460,230)
Net increase (decrease)	(726,481)	(756,936)	$(15,563,730)	$(15,776,919)
Class I
Shares sold	2,903,162	3,744,282	$64,049,999	$80,976,845
Reinvestment of distributions	642,207	1,104,959	13,570,710	24,571,000
Shares redeemed	(6,591,629)	(9,312,160)	(145,379,848)	(201,298,815)
Net increase (decrease)	(3,046,260)	(4,462,919)	$(67,759,139)	$(95,750,970)
Class Z
Shares sold	315,610	–	$6,987,782	$–
Reinvestment of distributions	8,643	–	181,838	–
Shares redeemed	(37,743)	–	(831,193)	–
Net increase (decrease)	286,510	–	$6,338,427	$–

 (a) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to July 31, 2019

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VII and Shareholders of Fidelity Advisor Real Estate Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Advisor Real Estate Fund (the "Fund"), a fund of Fidelity Advisor Series VII, including the schedule of investments, as of July 31, 2019, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 12, 2019

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 298 funds. Mr. Wiley oversees 197 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through SelectCo, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2018

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with SelectCo.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2018

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2018

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2018

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2018

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2018

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2018

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2018

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2018

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2018

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2019 to July 31, 2019).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2019	Ending Account Value July 31, 2019	Expenses Paid During Period-B February 1, 2019 to July 31, 2019
Class A	1.09%
Actual		$1,000.00	$1,068.20	$5.59
Hypothetical-C		$1,000.00	$1,019.39	$5.46
Class M	1.31%
Actual		$1,000.00	$1,066.90	$6.71
Hypothetical-C		$1,000.00	$1,018.30	$6.56
Class C	1.89%
Actual		$1,000.00	$1,063.50	$9.67
Hypothetical-C		$1,000.00	$1,015.42	$9.44
Class I	.81%
Actual		$1,000.00	$1,069.60	$4.16
Hypothetical-C		$1,000.00	$1,020.78	$4.06
Class Z	.64%
Actual		$1,000.00	$1,070.80	$3.29
Hypothetical-C		$1,000.00	$1,021.62	$3.21

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2019, $34,900,020, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.24% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Class A, Class M, Class C Class I, and Class Z designates 99% of the dividends distributed, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

ARE-ANN-0919
1.789690.116

Fidelity Advisor Focus Funds®

Fidelity Advisor® Biotechnology Fund

Fidelity Advisor® Communications Equipment Fund

Fidelity Advisor® Consumer Discretionary Fund

Fidelity Advisor® Energy Fund

Fidelity Advisor® Financial Services Fund

Fidelity Advisor® Health Care Fund

Fidelity Advisor® Industrials Fund

Fidelity Advisor® Semiconductors Fund

Fidelity Advisor® Technology Fund

Fidelity Advisor® Utilities Fund

Annual Report

July 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Fidelity Advisor® Biotechnology Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity Advisor® Communications Equipment Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
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Management's Discussion of Fund Performance
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Management's Discussion of Fund Performance
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Management's Discussion of Fund Performance
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Management's Discussion of Fund Performance
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Management's Discussion of Fund Performance
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Management's Discussion of Fund Performance
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Management's Discussion of Fund Performance
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Management's Discussion of Fund Performance
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Report of Independent Registered Public Accounting Firm
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A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Fidelity Advisor® Biotechnology Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2019	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(11.56)%	5.57%	15.02%
Class M (incl. 3.50% sales charge)	(9.72)%	5.74%	14.93%
Class C (incl. contingent deferred sales charge)	(7.78)%	6.03%	14.85%
Class I	(5.89)%	7.11%	16.04%
Class Z	(5.82)%	7.13%	16.05%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Biotechnology Fund - Class A on July 31, 2009, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$40,515	Fidelity Advisor® Biotechnology Fund - Class A
$37,171	S&P 500® Index

Fidelity Advisor® Biotechnology Fund

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 7.99% for the 12 months ending July 31, 2019, beginning the new year on a high note after enduring a historically volatile final quarter of 2018. Upbeat company earnings/outlooks and signs the Federal Reserve may pause on rates boosted stocks to an all-time high on April 30. In May, however, volatility spiked and stocks returned -6.35% for the month amid the Fed’s decision to hold interest rates steady and signal that it had little appetite to adjust them any time soon, as well as retaliatory tariffs imposed on the U.S. by China. The downtrend was similar to late 2018, when many investors fled from risk assets on elevated concerns about future economic growth, global trade and tighter monetary policy. The bull market roared back in June, with the S&P 500® rising 7.05%, and recorded a series of all-time highs in a productive July (+1.44%). For the full 12 months, growth stocks outpaced value, while large-caps handily bested small-caps. By sector, information technology (+19%) led the way, boosted by continued strength in software & services (+26%), the market’s largest industry segment. Three defensive groups also stood out – real estate (+18%), utilities (+17%) and consumer staples (+15%) – followed by consumer discretionary (+10%) and communication services (+8%). In contrast, energy (-16%) was by far the weakest sector. Other notable laggards included materials (0%), financials (+3%), industrials (+4%) and health care (+4%).

Comments from Portfolio Manager Eirene Kontopoulos:  For the year, the fund’s share classes (excluding sales charges, if applicable) returned roughly -6% to -7%, considerably ahead of the -10.93% result of the MSCI U.S. IMI Biotechnology 25/50 Index, but trailing the S&P 500®. Versus the MSCI industry index, stock selection in the fund’s core biotechnology category significantly aided performance the past 12 months. The top relative contributor was an out-of-index position in Denmark-based Ascendis Pharma (+70%), one of the fund’s mid-cap holdings. A non-benchmark stake in Netherlands-based Argenyx (+55%) also contributed, as did a timely sale of our position in Regeneron Pharmaceuticals. Meanwhile, Tesaro (+116%) and Array BioPharma (+209%) were both purchased by large drug companies at sizable premiums, boosting our relative result. Both deals closed during the period. Conversely, out-of-index exposure to the pharmaceuticals group detracted a bit from relative performance. Underweighting and ultimately selling Incyte made this index stock our largest relative detractor. Underweighting industry heavyweight Amgen (-2%) also hurt. An overweighting in La Jolla Pharmaceutical (-75%) further weighed on our performance compared with the MSCI index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On November 1, 2018, Rajiv Kaul came off the fund, leaving Eirene Kontopoulos as sole Portfolio Manager.

Fidelity Advisor® Biotechnology Fund

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2019

% of fund's net assets
AbbVie, Inc.	16.5
Vertex Pharmaceuticals, Inc.	9.6
Alexion Pharmaceuticals, Inc.	8.4
Amgen, Inc.	6.9
Celgene Corp.	6.7
Gilead Sciences, Inc.	4.8
Neurocrine Biosciences, Inc.	2.9
FibroGen, Inc.	2.6
Ascendis Pharma A/S sponsored ADR	2.3
Sarepta Therapeutics, Inc.	2.3
63.0

Top Industries (% of fund's net assets)

As of July 31, 2019
Biotechnology	91.3%
Pharmaceuticals	7.2%
Health Care Providers & Services	0.4%
Health Care Technology	0.2%
All Others*	0.9%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Fidelity Advisor® Biotechnology Fund

Schedule of Investments July 31, 2019

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value
Biotechnology - 91.0%
Biotechnology - 91.0%
AbbVie, Inc.	5,372,876	$357,940,993
Abeona Therapeutics, Inc. (a)	66,142	171,308
ACADIA Pharmaceuticals, Inc. (a)	890,486	21,888,146
Acorda Therapeutics, Inc. (a)	807,853	5,598,421
Agios Pharmaceuticals, Inc. (a)(b)	512,743	24,668,066
Alexion Pharmaceuticals, Inc. (a)	1,612,014	182,625,066
Allakos, Inc. (a)(b)	242,165	8,420,077
Allogene Therapeutics, Inc. (b)	254,607	7,892,817
Alnylam Pharmaceuticals, Inc. (a)	545,086	42,293,223
Amgen, Inc.	801,314	149,509,166
Amicus Therapeutics, Inc. (a)	1,265,770	15,695,548
AnaptysBio, Inc. (a)	174,266	9,359,827
Argenx SE ADR (a)	343,500	48,248,010
Ascendis Pharma A/S sponsored ADR (a)	440,206	50,958,247
Atara Biotherapeutics, Inc. (a)	408,624	5,831,064
Audentes Therapeutics, Inc. (a)	251,000	9,768,920
Axcella Health, Inc.	185,590	1,416,423
BeiGene Ltd.	109,800	1,127,353
BeiGene Ltd. ADR (a)	65,481	8,993,161
BELLUS Health, Inc. (a)	3,086,000	7,365,434
bluebird bio, Inc. (a)(b)	341,821	44,857,170
Blueprint Medicines Corp. (a)	348,461	34,898,369
Celgene Corp. (a)	1,573,629	144,553,560
Crinetics Pharmaceuticals, Inc. (a)(b)	414,407	8,404,174
Exact Sciences Corp. (a)	269,482	31,020,073
FibroGen, Inc. (a)	1,192,345	56,350,225
Gilead Sciences, Inc.	1,576,317	103,280,290
Global Blood Therapeutics, Inc. (a)	273,118	14,966,866
Gritstone Oncology, Inc. (b)	525,560	5,518,380
Halozyme Therapeutics, Inc. (a)	299,031	5,080,537
Heron Therapeutics, Inc. (a)(b)	1,037,131	18,087,565
Insmed, Inc. (a)	752,387	16,514,895
Intercept Pharmaceuticals, Inc. (a)(b)	201,004	12,633,101
Ionis Pharmaceuticals, Inc. (a)	518,038	34,117,983
Kezar Life Sciences, Inc. (a)(b)	488,328	2,749,287
Kura Oncology, Inc. (a)	638,300	12,204,296
La Jolla Pharmaceutical Co. (a)(b)	1,280,788	10,707,388
Ligand Pharmaceuticals, Inc. Class B (a)(b)	45,812	4,192,256
Mirati Therapeutics, Inc. (a)	122,820	12,994,356
Morphosys AG sponsored ADR (a)	397,244	11,929,237
Neurocrine Biosciences, Inc. (a)	660,552	63,670,607
Principia Biopharma, Inc. (b)	315,640	11,722,870
Protagonist Therapeutics, Inc. (a)	187,901	2,070,669
PTC Therapeutics, Inc. (a)	126,709	6,103,573
REGENXBIO, Inc. (a)	87,486	3,885,253
Repligen Corp. (a)	108,427	10,234,425
Sage Therapeutics, Inc. (a)(b)	278,487	44,652,606
Sarepta Therapeutics, Inc. (a)	336,681	50,114,967
Scholar Rock Holding Corp. (a)	402,409	4,945,607
The Medicines Company (a)	231,135	8,283,878
Vertex Pharmaceuticals, Inc. (a)	1,249,294	208,157,366
Y-mAbs Therapeutics, Inc.	360,900	8,073,333
Zymeworks, Inc. (a)	413,653	9,451,971
		1,976,198,403
Health Care Providers & Services - 0.4%
Health Care Services - 0.4%
G1 Therapeutics, Inc. (a)	385,500	9,564,255
Precipio, Inc. (a)(c)	30	88
		9,564,343
Pharmaceuticals - 7.2%
Pharmaceuticals - 7.2%
Adimab LLC (a)(c)(d)(e)	285,956	13,202,589
Afferent Pharmaceuticals, Inc. rights 12/31/24 (a)(e)	1,915,787	2,854,523
Allergan PLC	200,000	32,100,000
Chiasma, Inc. warrants 12/16/24 (a)	81,298	145,040
Morphic Holding, Inc.	107,800	2,434,124
MyoKardia, Inc. (a)	443,976	24,165,614
Nektar Therapeutics (a)	296,398	8,435,487
NeurogesX, Inc. (a)(e)	150,000	2
Stemcentrx, Inc. rights 12/31/21 (a)(e)	208,907	2
Theravance Biopharma, Inc. (a)(b)	709,334	14,789,614
Turning Point Therapeutics, Inc.	17,100	681,264
Xeris Pharmaceuticals, Inc. (a)(b)	1,246,165	14,580,131
Zogenix, Inc. (a)(b)	878,459	42,315,370
		155,703,760
TOTAL COMMON STOCKS
(Cost $1,823,640,397)		2,141,466,506

Preferred Stocks - 0.5%
Convertible Preferred Stocks - 0.5%
Biotechnology - 0.3%
Biotechnology - 0.3%
Immunocore Ltd. Series A (a)(c)(e)	17,149	2,030,433
REVOLUTION Medicines, Inc. Series C (c)(e)	2,550,401	5,253,826
		7,284,259
Health Care Technology - 0.2%
Health Care Technology - 0.2%
Codiak Biosciences, Inc.:
Series A 8.00% (a)(c)(e)	213,402	774,649
Series B 8.00% (a)(c)(e)	693,558	2,517,616
		3,292,265
Pharmaceuticals - 0.0%
Pharmaceuticals - 0.0%
Afferent Pharmaceuticals, Inc. Series C (a)(c)(e)	1,915,787	19

TOTAL CONVERTIBLE PREFERRED STOCKS		10,576,543

Nonconvertible Preferred Stocks - 0.0%
Biotechnology - 0.0%
Biotechnology - 0.0%
Yumanity Holdings LLC Class A (a)(c)(e)	151,084	995,644
TOTAL PREFERRED STOCKS
(Cost $11,796,118)		11,572,187

Money Market Funds - 8.7%
Fidelity Cash Central Fund 2.43% (f)	16,587,088	16,590,405
Fidelity Securities Lending Cash Central Fund 2.43% (f)(g)	171,822,347	171,839,530
TOTAL MONEY MARKET FUNDS
(Cost $188,424,050)		188,429,935
TOTAL INVESTMENT IN SECURITIES - 107.8%
(Cost $2,023,860,565)		2,341,468,628
NET OTHER ASSETS (LIABILITIES) - (7.8)%		(170,313,736)
NET ASSETS - 100%		$2,171,154,892

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $24,774,864 or 1.1% of net assets.

 (d) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (e) Level 3 security

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Adimab LLC	9/17/14 - 6/5/15	$5,348,114
Afferent Pharmaceuticals, Inc. Series C	7/1/15	$0
Codiak Biosciences, Inc. Series A 8.00%	11/12/15	$213,402
Codiak Biosciences, Inc. Series B 8.00%	11/12/15	$2,080,674
Immunocore Ltd. Series A	7/27/15	$3,227,085
Precipio, Inc.	2/3/12 - 7/31/17	$161,441
REVOLUTION Medicines, Inc. Series C	6/3/19	$5,253,826
Yumanity Holdings LLC Class A	2/8/16	$1,021,131

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$606,847
Fidelity Securities Lending Cash Central Fund	888,438
Total	$1,495,285

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$2,141,466,506	$2,122,720,574	$2,688,816	$16,057,116
Preferred Stocks	11,572,187	--	--	11,572,187
Money Market Funds	188,429,935	188,429,935	--	--
Total Investments in Securities:	$2,341,468,628	$2,311,150,509	$2,688,816	$27,629,303

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Preferred Stocks
Beginning Balance	$30,498,190
Total Realized Gain (Loss)	6,361,378
Total Unrealized Gain (Loss)	(9,331,020)
Cost of Purchases	5,253,826
Proceeds of Sales	(21,210,187)
Amortization/Accretion	--
Transfers in to Level 3	--
Transfers out of Level 3	--
Ending Balance	$11,572,187
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2019	$(663,613)
Other Investments in Securities
Beginning Balance	$21,053,430
Total Realized Gain (Loss)	3,130,775
Total Unrealized Gain (Loss)	(2,157,119)
Cost of Purchases	497,325
Proceeds of Sales	(6,467,295)
Amortization/Accretion	--
Transfers in to Level 3	--
Transfers out of Level 3	--
Ending Balance	$16,057,116
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2019	$(2,121,093)

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Biotechnology Fund

Financial Statements

Statement of Assets and Liabilities

		July 31, 2019
Assets
Investment in securities, at value (including securities loaned of $166,948,495) — See accompanying schedule: Unaffiliated issuers (cost $1,835,436,515)	$2,153,038,693
Fidelity Central Funds (cost $188,424,050)	188,429,935
Total Investment in Securities (cost $2,023,860,565)		$2,341,468,628
Restricted cash		220
Receivable for investments sold		60,453
Receivable for fund shares sold		1,291,038
Dividends receivable		5,718,452
Distributions receivable from Fidelity Central Funds		96,449
Prepaid expenses		24,407
Other receivables		69,248
Total assets		2,348,728,895
Liabilities
Payable for investments purchased	$123,724
Payable for fund shares redeemed	3,577,801
Accrued management fee	1,002,003
Distribution and service plan fees payable	527,336
Other affiliated payables	415,774
Other payables and accrued expenses	115,235
Collateral on securities loaned	171,812,130
Total liabilities		177,574,003
Net Assets		$2,171,154,892
Net Assets consist of:
Paid in capital		$1,736,174,777
Total distributable earnings (loss)		434,980,115
Net Assets		$2,171,154,892
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($616,893,794 ÷ 24,210,040 shares)(a)		$25.48
Maximum offering price per share (100/94.25 of $25.48)		$27.03
Class M:
Net Asset Value and redemption price per share ($119,311,919 ÷ 4,967,335 shares)(a)		$24.02
Maximum offering price per share (100/96.50 of $24.02)		$24.89
Class C:
Net Asset Value and offering price per share ($398,749,171 ÷ 18,363,953 shares)(a)		$21.71
Class I:
Net Asset Value, offering price and redemption price per share ($1,006,083,645 ÷ 37,158,126 shares)		$27.08
Class Z:
Net Asset Value, offering price and redemption price per share ($30,116,363 ÷ 1,111,222 shares)		$27.10

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2019
Investment Income
Dividends		$27,249,495
Income from Fidelity Central Funds (including $888,438 from security lending)		1,495,285
Total income		28,744,780
Expenses
Management fee	$13,291,966
Transfer agent fees	4,745,861
Distribution and service plan fees	7,108,736
Accounting and security lending fees	753,344
Custodian fees and expenses	95,846
Independent trustees' fees and expenses	13,954
Registration fees	135,897
Audit	73,554
Legal	14,624
Interest	1,188
Miscellaneous	20,149
Total expenses before reductions	26,255,119
Expense reductions	(145,710)
Total expenses after reductions		26,109,409
Net investment income (loss)		2,635,371
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	250,746,503
Fidelity Central Funds	1,227
Foreign currency transactions	(321)
Total net realized gain (loss)		250,747,409
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(426,610,271)
Fidelity Central Funds	(3,395)
Assets and liabilities in foreign currencies	(9)
Total change in net unrealized appreciation (depreciation)		(426,613,675)
Net gain (loss)		(175,866,266)
Net increase (decrease) in net assets resulting from operations		$(173,230,895)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2019	Year ended July 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,635,371	$(15,559,526)
Net realized gain (loss)	250,747,409	147,763,435
Change in net unrealized appreciation (depreciation)	(426,613,675)	208,112,601
Net increase (decrease) in net assets resulting from operations	(173,230,895)	340,316,510
Distributions to shareholders	(56,953,710)	–
Share transactions - net increase (decrease)	(367,095,686)	(237,264,870)
Total increase (decrease) in net assets	(597,280,291)	103,051,640
Net Assets
Beginning of period	2,768,435,183	2,665,383,543
End of period	$2,171,154,892	$2,768,435,183
Other Information
Accumulated net investment loss end of period		$(8,149,824)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Biotechnology Fund Class A

Years ended July 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$27.80	$24.45	$21.39	$31.43	$20.19
Income from Investment Operations
Net investment income (loss)A	.03	(.14)	(.15)B	(.16)	(.20)
Net realized and unrealized gain (loss)	(1.76)	3.49	3.21	(8.48)	12.04
Total from investment operations	(1.73)	3.35	3.06	(8.64)	11.84
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	(.59)	–	–	(1.40)	(.60)
Total distributions	(.59)	–	–	(1.40)	(.60)
Redemption fees added to paid in capitalA	–	–	–C	–C	–C
Net asset value, end of period	$25.48	$27.80	$24.45	$21.39	$31.43
Total ReturnD,E	(6.17)%	13.70%	14.31%	(28.55)%	59.66%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.04%	1.06%	1.05%	1.05%	1.04%
Expenses net of fee waivers, if any	1.03%	1.06%	1.05%	1.05%	1.04%
Expenses net of all reductions	1.03%	1.06%	1.04%	1.04%	1.04%
Net investment income (loss)	.13%	(.53)%	(.69)%B	(.69)%	(.75)%
Supplemental Data
Net assets, end of period (000 omitted)	$616,894	$766,303	$787,802	$1,080,733	$1,560,528
Portfolio turnover rateH	62%	45%	30%	29%	26%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.71) %.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Biotechnology Fund Class M

Years ended July 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$26.32	$23.22	$20.39	$30.06	$19.39
Income from Investment Operations
Net investment income (loss)A	(.04)	(.21)	(.21)B	(.22)	(.27)
Net realized and unrealized gain (loss)	(1.67)	3.31	3.04	(8.10)	11.54
Total from investment operations	(1.71)	3.10	2.83	(8.32)	11.27
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	(.59)	–	–	(1.35)	(.60)
Total distributions	(.59)	–	–	(1.35)	(.60)
Redemption fees added to paid in capitalA	–	–	–C	–C	–C
Net asset value, end of period	$24.02	$26.32	$23.22	$20.39	$30.06
Total ReturnD,E	(6.44)%	13.35%	13.88%	(28.75)%	59.17%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.34%	1.38%	1.38%	1.37%	1.35%
Expenses net of fee waivers, if any	1.34%	1.38%	1.38%	1.37%	1.35%
Expenses net of all reductions	1.34%	1.38%	1.38%	1.37%	1.34%
Net investment income (loss)	(.18)%	(.84)%	(1.02)%B	(1.01)%	(1.05)%
Supplemental Data
Net assets, end of period (000 omitted)	$119,312	$135,879	$127,734	$131,928	$196,393
Portfolio turnover rateH	62%	45%	30%	29%	26%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.05) %.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Biotechnology Fund Class C

Years ended July 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$23.96	$21.23	$18.71	$27.78	$18.04
Income from Investment Operations
Net investment income (loss)A	(.14)	(.29)	(.27)B	(.29)	(.35)
Net realized and unrealized gain (loss)	(1.52)	3.02	2.79	(7.46)	10.69
Total from investment operations	(1.66)	2.73	2.52	(7.75)	10.34
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	(.59)	–	–	(1.32)	(.60)
Total distributions	(.59)	–	–	(1.32)	(.60)
Redemption fees added to paid in capitalA	–	–	–C	–C	–C
Net asset value, end of period	$21.71	$23.96	$21.23	$18.71	$27.78
Total ReturnD,E	(6.87)%	12.86%	13.47%	(29.06)%	58.43%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.78%	1.80%	1.79%	1.80%	1.79%
Expenses net of fee waivers, if any	1.77%	1.80%	1.79%	1.80%	1.79%
Expenses net of all reductions	1.77%	1.80%	1.79%	1.79%	1.79%
Net investment income (loss)	(.61)%	(1.27)%	(1.43)%B	(1.44)%	(1.49)%
Supplemental Data
Net assets, end of period (000 omitted)	$398,749	$558,420	$593,489	$665,036	$956,495
Portfolio turnover rateH	62%	45%	30%	29%	26%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.46) %.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Biotechnology Fund Class I

Years ended July 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$29.42	$25.80	$22.52	$32.95	$21.10
Income from Investment Operations
Net investment income (loss)A	.11	(.07)	(.10)B	(.10)	(.14)
Net realized and unrealized gain (loss)	(1.86)	3.69	3.38	(8.89)	12.60
Total from investment operations	(1.75)	3.62	3.28	(8.99)	12.46
Distributions from net investment income	–	–	–	–	–C
Distributions from net realized gain	(.59)	–	–	(1.44)	(.60)
Total distributions	(.59)	–	–	(1.44)	(.61)D
Redemption fees added to paid in capitalA	–	–	–C	–C	–C
Net asset value, end of period	$27.08	$29.42	$25.80	$22.52	$32.95
Total ReturnE	(5.89)%	14.03%	14.56%	(28.32)%	60.00%
Ratios to Average Net AssetsF,G
Expenses before reductions	.76%	.79%	.78%	.78%	.78%
Expenses net of fee waivers, if any	.76%	.79%	.78%	.78%	.78%
Expenses net of all reductions	.76%	.79%	.77%	.78%	.77%
Net investment income (loss)	.40%	(.26)%	(.42)%B	(.42)%	(.48)%
Supplemental Data
Net assets, end of period (000 omitted)	$1,006,084	$1,307,833	$1,156,358	$908,234	$1,403,666
Portfolio turnover rateH	62%	45%	30%	29%	26%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.44) %.

 C Amount represents less than $.005 per share.

 D Total distributions of $.61 per share is comprised of distributions from net investment income of $.003 and distributions from net realized gain of $.604 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Biotechnology Fund Class Z

Year ended July 31,	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$30.06
Income from Investment Operations
Net investment income (loss)B	.16
Net realized and unrealized gain (loss)	(2.53)
Total from investment operations	(2.37)
Distributions from net investment income	–
Distributions from net realized gain	(.59)
Total distributions	(.59)
Net asset value, end of period	$27.10
Total ReturnC,D	(7.83)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.63%G
Expenses net of fee waivers, if any	.63%G
Expenses net of all reductions	.62%G
Net investment income (loss)	.73%G
Supplemental Data
Net assets, end of period (000 omitted)	$30,116
Portfolio turnover rateH	62%

 A For the period October 2, 2018 (commencement of sale of shares) to July 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Communications Equipment Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2019	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	0.93%	7.18%	9.04%
Class M (incl. 3.50% sales charge)	3.01%	7.41%	9.02%
Class C (incl. contingent deferred sales charge)	5.25%	7.65%	8.87%
Class I	7.39%	8.75%	9.96%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Communications Equipment Fund - Class A on July 31, 2009, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$23,770	Fidelity Advisor® Communications Equipment Fund - Class A
$37,171	S&P 500® Index

Fidelity Advisor® Communications Equipment Fund

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 7.99% for the 12 months ending July 31, 2019, beginning the new year on a high note after enduring a historically volatile final quarter of 2018. Upbeat company earnings/outlooks and signs the Federal Reserve may pause on rates boosted stocks to an all-time high on April 30. In May, however, volatility spiked and stocks returned -6.35% for the month amid the Fed’s decision to hold interest rates steady and signal that it had little appetite to adjust them any time soon, as well as retaliatory tariffs imposed on the U.S. by China. The downtrend was similar to late 2018, when many investors fled from risk assets on elevated concerns about future economic growth, global trade and tighter monetary policy. The bull market roared back in June, with the S&P 500® rising 7.05%, and recorded a series of all-time highs in a productive July (+1.44%). For the full 12 months, growth stocks outpaced value, while large-caps handily bested small-caps. By sector, information technology (+19%) led the way, boosted by continued strength in software & services (+26%), the market’s largest industry segment. Three defensive groups also stood out – real estate (+18%), utilities (+17%) and consumer staples (+15%) – followed by consumer discretionary (+10%) and communication services (+8%). In contrast, energy (-16%) was by far the weakest sector. Other notable laggards included materials (0%), financials (+3%), industrials (+4%) and health care (+4%).

Comments from Portfolio Manager Caroline Tall:  For the year, the fund’s share classes (excluding sales charges, if applicable) gained roughly 6% to 7%, trailing the 10.34% advance of the MSCI North America IMI + ADR Custom Communications Equipment 25/50 Linked Index, and also lagging the broad-based S&P 500®. Versus the MSCI industry index, security selection in the fund’s core category of communications equipment weighed on performance the most by far the past 12 months. Non-index exposure to application software stocks, as well as investment choices in the systems software segment, also worked against the portfolio's relative result. CommScope Holding (-54%) was the fund’s largest individual detractor by a wide margin. Our overweight stake in this maker of cables, antennas and other network-infrastructure equipment fell sharply in November, after the company reported third-quarter financial results that were below expectations. The market also disapproved of the company’s plan to buy Arris, a maker of television set-top boxes. Additionally, the portfolio's underweighting in strong-performing index component Ciena (+73%) for much of the period further worked against performance, as did an out-of-benchmark stake in Pivotal Software (-45%). I exited this latter position. Conversely, the fund’s leading relative contributor this period was Applied Optoelectronics (-74%), which proved beneficial to us because we didn’t own it for most of the period. As a matter of fact, most of the portfolio’s most prominent relative contributors – including Calamp (-51%) and Arista Networks (+7%) – were lagging MSCI index stocks that we underweighted. In Arista’s case, however, I considerably increased the fund's position to a meaningful overweight. The company sells switches used in data centers and also offers what I consider best-in-class software for data-center management. Acacia Communications (+109%) and Quantenna Communications (+52%) – two other relative contributors – both benefited from being bought by other companies, with the latter deal completed in June.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On December 31, 2018, Colin Anderson came off the fund, leaving Caroline Tall as sole Portfolio Manager.

Fidelity Advisor® Communications Equipment Fund

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2019

% of fund's net assets
Cisco Systems, Inc.	21.9
Nokia Corp. sponsored ADR	11.4
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	10.8
Arista Networks, Inc.	5.5
Motorola Solutions, Inc.	5.0
Ciena Corp.	4.8
F5 Networks, Inc.	4.8
Lumentum Holdings, Inc.	4.5
Juniper Networks, Inc.	4.1
ViaSat, Inc.	3.7
76.5

Top Industries (% of fund's net assets)

As of July 31, 2019
Communications Equipment	95.8%
Electronic Equipment & Components	1.8%
Diversified Telecommunication Services	0.8%
Media	0.8%
All Others*	0.8%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Fidelity Advisor® Communications Equipment Fund

Schedule of Investments July 31, 2019

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value
Communications Equipment - 95.8%
Communications Equipment - 95.8%
Acacia Communications, Inc. (a)	11,896	$799,054
Arista Networks, Inc. (a)	6,134	1,677,342
CalAmp Corp. (a)	298	3,326
Ciena Corp. (a)	32,230	1,457,441
Cisco Systems, Inc.	119,493	6,619,913
CommScope Holding Co., Inc. (a)	69,541	993,045
Comtech Telecommunications Corp.	9,809	291,916
EchoStar Holding Corp. Class A (a)	9,451	430,210
Extreme Networks, Inc. (a)	34,100	277,574
F5 Networks, Inc. (a)	9,867	1,447,686
Finisar Corp. (a)	22,621	532,272
Harmonic, Inc. (a)	29,234	218,378
Infinera Corp. (a)	1,237	4,775
InterDigital, Inc.	2,430	156,565
Juniper Networks, Inc.	45,537	1,230,410
Lumentum Holdings, Inc. (a)	23,951	1,356,345
Motorola Solutions, Inc.	9,022	1,497,291
NetScout Systems, Inc. (a)	15,757	410,312
Nokia Corp. sponsored ADR	635,854	3,439,970
Plantronics, Inc.	9,248	355,123
Sierra Wireless, Inc. (a)	50,600	596,940
Sonus Networks, Inc. (a)	17,839	87,768
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	373,117	3,249,849
ViaSat, Inc. (a)	13,819	1,127,492
Viavi Solutions, Inc. (a)	45,200	663,084
		28,924,081
Diversified Telecommunication Services - 0.8%
Alternative Carriers - 0.8%
Vonage Holdings Corp. (a)	19,455	241,242
Electronic Equipment & Components - 1.8%
Electronic Components - 1.8%
Casa Systems, Inc. (a)	469	3,091
Corning, Inc.	17,355	533,666
		536,757
IT Services - 0.0%
Internet Services & Infrastructure - 0.0%
Fastly, Inc. Class A	75	1,628
Media - 0.8%
Cable & Satellite - 0.8%
Comcast Corp. Class A	5,769	249,048
Software - 0.0%
Systems Software - 0.0%
Tufin Software Technologies Ltd.	322	7,029
TOTAL COMMON STOCKS
(Cost $23,443,143)		29,959,785

Money Market Funds - 0.3%
Fidelity Cash Central Fund 2.43% (b)	97,358	97,377
Fidelity Securities Lending Cash Central Fund 2.43% (b)(c)	127	127
TOTAL MONEY MARKET FUNDS
(Cost $97,504)		97,504
TOTAL INVESTMENT IN SECURITIES - 99.5%
(Cost $23,540,647)		30,057,289
NET OTHER ASSETS (LIABILITIES) - 0.5%		144,803
NET ASSETS - 100%		$30,202,092

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (c) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$14,199
Fidelity Securities Lending Cash Central Fund	7,497
Total	$21,696

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	75.8%
Finland	11.4%
Sweden	10.8%
Canada	2.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Communications Equipment Fund

Financial Statements

Statement of Assets and Liabilities

		July 31, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $23,443,143)	$29,959,785
Fidelity Central Funds (cost $97,504)	97,504
Total Investment in Securities (cost $23,540,647)		$30,057,289
Receivable for investments sold		1,356,612
Receivable for fund shares sold		2,733
Dividends receivable		33,324
Distributions receivable from Fidelity Central Funds		1,690
Prepaid expenses		198
Other receivables		347
Total assets		31,452,193
Liabilities
Payable for investments purchased	$1,153,111
Payable for fund shares redeemed	18,279
Accrued management fee	18,376
Distribution and service plan fees payable	9,798
Other affiliated payables	8,120
Other payables and accrued expenses	42,417
Total liabilities		1,250,101
Net Assets		$30,202,092
Net Assets consist of:
Paid in capital		$23,965,334
Total distributable earnings (loss)		6,236,758
Net Assets		$30,202,092
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($14,990,921 ÷ 951,230 shares)(a)		$15.76
Maximum offering price per share (100/94.25 of $15.76)		$16.72
Class M:
Net Asset Value and redemption price per share ($5,242,125 ÷ 347,351 shares)(a)		$15.09
Maximum offering price per share (100/96.50 of $15.09)		$15.64
Class C:
Net Asset Value and offering price per share ($5,264,470 ÷ 384,597 shares)(a)		$13.69
Class I:
Net Asset Value, offering price and redemption price per share ($4,704,576 ÷ 285,726 shares)		$16.47

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2019
Investment Income
Dividends		$372,806
Income from Fidelity Central Funds (including $7,497 from security lending)		21,696
Total income		394,502
Expenses
Management fee	$163,979
Transfer agent fees	81,965
Distribution and service plan fees	113,194
Accounting and security lending fees	12,181
Custodian fees and expenses	12,268
Independent trustees' fees and expenses	155
Registration fees	53,148
Audit	47,404
Legal	48
Miscellaneous	226
Total expenses before reductions	484,568
Expense reductions	(27,121)
Total expenses after reductions		457,447
Net investment income (loss)		(62,945)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(54,451)
Fidelity Central Funds	118
Foreign currency transactions	(483)
Total net realized gain (loss)		(54,816)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	1,972,151
Assets and liabilities in foreign currencies	(2)
Total change in net unrealized appreciation (depreciation)		1,972,149
Net gain (loss)		1,917,333
Net increase (decrease) in net assets resulting from operations		$1,854,388

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2019	Year ended July 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(62,945)	$5,520
Net realized gain (loss)	(54,816)	1,373,163
Change in net unrealized appreciation (depreciation)	1,972,149	757,729
Net increase (decrease) in net assets resulting from operations	1,854,388	2,136,412
Distributions to shareholders	(912,371)	–
Distributions to shareholders from net investment income	–	(27,072)
Distributions to shareholders from net realized gain	–	(595,291)
Total distributions	(912,371)	(622,363)
Share transactions - net increase (decrease)	8,000,664	1,462,219
Redemption fees	–	967
Total increase (decrease) in net assets	8,942,681	2,977,235
Net Assets
Beginning of period	21,259,411	18,282,176
End of period	$30,202,092	$21,259,411

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Communications Equipment Fund Class A

Years ended July 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$15.17	$13.69	$12.09	$12.57	$11.94
Income from Investment Operations
Net investment income (loss)A	(.01)	.03	.07	.09	.02
Net realized and unrealized gain (loss)	1.04	2.08	1.76	(.20)	.64
Total from investment operations	1.03	2.11	1.83	(.11)	.66
Distributions from net investment income	–	(.04)B	(.05)	–	(.03)
Distributions from net realized gain	(.44)	(.59)B	(.18)	(.37)	–
Total distributions	(.44)	(.63)	(.23)	(.37)	(.03)
Redemption fees added to paid in capitalA	–	–C	–C	–C	–C
Net asset value, end of period	$15.76	$15.17	$13.69	$12.09	$12.57
Total ReturnD,E	7.09%	15.86%	15.24%	(.53)%	5.54%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.47%	1.76%	1.78%	2.10%	1.90%
Expenses net of fee waivers, if any	1.40%	1.40%	1.40%	1.40%	1.40%
Expenses net of all reductions	1.39%	1.39%	1.39%	1.40%	1.39%
Net investment income (loss)	(.09)%	.21%	.56%	.81%	.16%
Supplemental Data
Net assets, end of period (000 omitted)	$14,991	$8,860	$6,247	$4,536	$4,806
Portfolio turnover rateH	98%	60%	71%	29%	60%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Communications Equipment Fund Class M

Years ended July 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$14.59	$13.18	$11.65	$12.15	$11.55
Income from Investment Operations
Net investment income (loss)A	(.05)	–	.04	.06	(.01)
Net realized and unrealized gain (loss)	.99	2.00	1.69	(.20)	.62
Total from investment operations	.94	2.00	1.73	(.14)	.61
Distributions from net investment income	–	(.02)B	(.02)	–	(.01)
Distributions from net realized gain	(.44)	(.57)B	(.18)	(.36)	–
Total distributions	(.44)	(.59)	(.20)	(.36)	(.01)
Redemption fees added to paid in capitalA	–	–C	–C	–C	–C
Net asset value, end of period	$15.09	$14.59	$13.18	$11.65	$12.15
Total ReturnD,E	6.75%	15.69%	14.94%	(.83)%	5.24%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.80%	2.11%	2.11%	2.41%	2.19%
Expenses net of fee waivers, if any	1.65%	1.65%	1.65%	1.65%	1.65%
Expenses net of all reductions	1.64%	1.64%	1.64%	1.65%	1.64%
Net investment income (loss)	(.34)%	(.04)%	.31%	.56%	(.09)%
Supplemental Data
Net assets, end of period (000 omitted)	$5,242	$4,943	$4,236	$3,674	$4,029
Portfolio turnover rateH	98%	60%	71%	29%	60%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Communications Equipment Fund Class C

Years ended July 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$13.34	$12.10	$10.74	$11.27	$10.76
Income from Investment Operations
Net investment income (loss)A	(.11)	(.07)	(.02)	.01	(.07)
Net realized and unrealized gain (loss)	.90	1.84	1.56	(.19)	.58
Total from investment operations	.79	1.77	1.54	(.18)	.51
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	(.44)	(.53)	(.18)	(.35)	–
Total distributions	(.44)	(.53)	(.18)	(.35)	–
Redemption fees added to paid in capitalA	–	–B	–B	–B	–B
Net asset value, end of period	$13.69	$13.34	$12.10	$10.74	$11.27
Total ReturnC,D	6.25%	15.06%	14.39%	(1.29)%	4.74%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.28%	2.54%	2.55%	2.86%	2.65%
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.15%	2.15%
Expenses net of all reductions	2.14%	2.14%	2.14%	2.15%	2.14%
Net investment income (loss)	(.84)%	(.54)%	(.19)%	.06%	(.59)%
Supplemental Data
Net assets, end of period (000 omitted)	$5,264	$4,684	$3,066	$2,479	$2,966
Portfolio turnover rateG	98%	60%	71%	29%	60%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Communications Equipment Fund Class I

Years ended July 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$15.79	$14.22	$12.54	$13.01	$12.35
Income from Investment Operations
Net investment income (loss)A	.03	.07	.11	.12	.05
Net realized and unrealized gain (loss)	1.09	2.16	1.83	(.20)	.67
Total from investment operations	1.12	2.23	1.94	(.08)	.72
Distributions from net investment income	–	(.05)B	(.08)	–	(.06)
Distributions from net realized gain	(.44)	(.61)B	(.18)	(.39)	–
Total distributions	(.44)	(.66)	(.26)	(.39)	(.06)
Redemption fees added to paid in capitalA	–	–C	–C	–C	–C
Net asset value, end of period	$16.47	$15.79	$14.22	$12.54	$13.01
Total ReturnD	7.39%	16.21%	15.55%	(.33)%	5.83%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.12%	1.42%	1.46%	1.69%	1.57%
Expenses net of fee waivers, if any	1.12%	1.15%	1.15%	1.15%	1.15%
Expenses net of all reductions	1.11%	1.14%	1.14%	1.14%	1.14%
Net investment income (loss)	.19%	.47%	.81%	1.06%	.41%
Supplemental Data
Net assets, end of period (000 omitted)	$4,705	$2,773	$4,733	$1,209	$1,024
Portfolio turnover rateG	98%	60%	71%	29%	60%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Consumer Discretionary Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2019	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	0.66%	10.66%	15.10%
Class M (incl. 3.50% sales charge)	2.83%	10.88%	15.05%
Class C (incl. contingent deferred sales charge)	5.02%	11.15%	14.94%
Class I	7.10%	12.29%	16.13%
Class Z	7.24%	12.32%	16.15%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Consumer Discretionary Fund - Class A on July 31, 2009, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$40,800	Fidelity Advisor® Consumer Discretionary Fund - Class A
$37,171	S&P 500® Index

Fidelity Advisor® Consumer Discretionary Fund

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 7.99% for the 12 months ending July 31, 2019, beginning the new year on a high note after enduring a historically volatile final quarter of 2018. Upbeat company earnings/outlooks and signs the Federal Reserve may pause on rates boosted stocks to an all-time high on April 30. In May, however, volatility spiked and stocks returned -6.35% for the month amid the Fed’s decision to hold interest rates steady and signal that it had little appetite to adjust them any time soon, as well as retaliatory tariffs imposed on the U.S. by China. The downtrend was similar to late 2018, when many investors fled from risk assets on elevated concerns about future economic growth, global trade and tighter monetary policy. The bull market roared back in June, with the S&P 500® rising 7.05%, and recorded a series of all-time highs in a productive July (+1.44%). For the full 12 months, growth stocks outpaced value, while large-caps handily bested small-caps. By sector, information technology (+19%) led the way, boosted by continued strength in software & services (+26%), the market’s largest industry segment. Three defensive groups also stood out – real estate (+18%), utilities (+17%) and consumer staples (+15%) – followed by consumer discretionary (+10%) and communication services (+8%). In contrast, energy (-16%) was by far the weakest sector. Other notable laggards included materials (0%), financials (+3%), industrials (+4%) and health care (+4%).

Comments from Portfolio Manager Katherine Shaw:  For the fiscal year, the fund's share classes returned between about 6% to 7% (excluding sales charges, if applicable), behind the 8.03% result of the MSCI U.S. IMI Consumer Discretionary 25/50 Index and the 7.99% return of the broad-market S&P 500® index. The sector's strong performance was driven by a pause in the U.S. Federal Reserve's recent string of interest rate increases, easing concerns regarding global trade, especially between the U.S. and China, and generally better-than-expected earnings across the sector. In addition, consumer confidence remained solid. Among individual stocks, an overweighted stake in apparel company PVH (formerly known as Phillips-Van Heusen) – the owner of the Calvin Klein and Tommy Hilfiger brands – was the fund’s largest relative detractor, as the stock returned -42% the past year. PVH’s management cited the potential for further weakness in U.S. and Chinese retail markets, coupled with the negative impact of foreign-currency volatility as reasons for the stock’s weakness. An underweighting in index heavyweight and coffee retail giant Starbucks also hurt the fund’s relative result. Conversely, off-price retailer Burlington Stores, which gained roughly 18%, was the biggest relative contributor, driven by solid quarterly financial results, along with strong revenue and comparable store sales for 2019. The stock got a boost in April when the firm announced former Ross Stores president and COO Michael O’Sullivan will replace Burlington’s current CEO, who plans to step down later this year. Our underexposure to electric car maker Tesla (-18% stock return) also helped, and we eliminated this position from the fund during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Advisor® Consumer Discretionary Fund

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2019

% of fund's net assets
Amazon.com, Inc.	22.5
The Home Depot, Inc.	8.2
McDonald's Corp.	5.1
Lowe's Companies, Inc.	3.9
The Booking Holdings, Inc.	3.6
Starbucks Corp.	3.4
NIKE, Inc. Class B	3.1
Royal Caribbean Cruises Ltd.	3.1
Burlington Stores, Inc.	3.0
TJX Companies, Inc.	3.0
58.9

Top Industries (% of fund's net assets)

As of July 31, 2019
Specialty Retail	26.8%
Internet & Direct Marketing Retail	26.5%
Hotels, Restaurants & Leisure	22.5%
Textiles, Apparel & Luxury Goods	9.1%
Multiline Retail	5.0%
All Others*	10.1%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Fidelity Advisor® Consumer Discretionary Fund

Schedule of Investments July 31, 2019

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
Automobiles - 0.3%
Automobile Manufacturers - 0.3%
Ferrari NV	7,800	$1,256,424
Beverages - 0.3%
Distillers & Vintners - 0.2%
Constellation Brands, Inc. Class A (sub. vtg.)	5,400	1,062,828
Soft Drinks - 0.1%
Luckin Coffee, Inc. ADR (a)	4,100	99,589
Monster Beverage Corp. (b)	3,600	232,092
		331,681

TOTAL BEVERAGES		1,394,509

Commercial Services & Supplies - 0.2%
Diversified Support Services - 0.2%
Copart, Inc. (b)	13,266	1,028,513
Distributors - 0.6%
Distributors - 0.6%
LKQ Corp. (b)	60,429	1,627,353
Pool Corp.	4,700	890,039
		2,517,392
Diversified Consumer Services - 1.2%
Education Services - 1.2%
Grand Canyon Education, Inc. (b)	39,453	4,291,303
New Oriental Education & Technology Group, Inc. sponsored ADR (b)	8,200	855,342
		5,146,645
Entertainment - 0.5%
Interactive Home Entertainment - 0.1%
Electronic Arts, Inc. (b)	3,900	360,750
Movies & Entertainment - 0.4%
Live Nation Entertainment, Inc. (b)	6,800	490,008
Netflix, Inc. (b)	1,917	619,172
World Wrestling Entertainment, Inc. Class A	11,800	858,804
		1,967,984

TOTAL ENTERTAINMENT		2,328,734

Food & Staples Retailing - 1.7%
Food Distributors - 1.0%
Performance Food Group Co. (b)	51,100	2,240,735
U.S. Foods Holding Corp. (b)	65,600	2,320,272
		4,561,007
Hypermarkets & Super Centers - 0.7%
BJ's Wholesale Club Holdings, Inc. (b)	74,122	1,746,314
Walmart, Inc.	9,200	1,015,496
		2,761,810

TOTAL FOOD & STAPLES RETAILING		7,322,817

Hotels, Restaurants & Leisure - 22.5%
Casinos & Gaming - 1.8%
Boyd Gaming Corp.	45,200	1,197,348
Churchill Downs, Inc.	12,731	1,523,264
Eldorado Resorts, Inc. (a)(b)	65,092	2,936,951
Wynn Resorts Ltd.	15,300	1,990,071
		7,647,634
Hotels, Resorts & Cruise Lines - 7.1%
Hilton Grand Vacations, Inc. (b)	53,800	1,759,260
Marriott International, Inc. Class A	62,829	8,737,001
Marriott Vacations Worldwide Corp.	33,100	3,383,813
Royal Caribbean Cruises Ltd.	112,900	13,134,786
Wyndham Destinations, Inc.	32,920	1,549,215
Wyndham Hotels & Resorts, Inc.	32,080	1,814,124
		30,378,199
Leisure Facilities - 1.8%
Drive Shack, Inc. (b)	120,219	627,543
Planet Fitness, Inc. (b)	57,100	4,491,486
Vail Resorts, Inc.	10,640	2,622,973
		7,742,002
Restaurants - 11.8%
ARAMARK Holdings Corp.	75,785	2,742,659
Chipotle Mexican Grill, Inc. (b)	5,000	3,977,650
McDonald's Corp.	102,900	21,683,088
Restaurant Brands International, Inc.	27,000	1,988,483
Starbucks Corp.	154,123	14,593,907
Yum! Brands, Inc.	48,600	5,468,472
		50,454,259

TOTAL HOTELS, RESTAURANTS & LEISURE		96,222,094

Household Durables - 3.3%
Home Furnishings - 0.4%
Mohawk Industries, Inc. (b)	14,400	1,795,536
Homebuilding - 2.9%
Cavco Industries, Inc. (b)	4,987	884,444
D.R. Horton, Inc.	106,300	4,882,359
Lennar Corp. Class A	66,800	3,177,676
NVR, Inc. (b)	960	3,210,374
		12,154,853

TOTAL HOUSEHOLD DURABLES		13,950,389

Interactive Media & Services - 0.6%
Interactive Media & Services - 0.6%
Alphabet, Inc. Class A (b)	2,096	2,553,347
Internet & Direct Marketing Retail - 26.5%
Internet & Direct Marketing Retail - 26.5%
Amazon.com, Inc. (b)	51,679	96,473,324
eBay, Inc.	31,180	1,284,304
The Booking Holdings, Inc. (b)	8,168	15,409,830
The RealReal, Inc.	4,900	120,295
Wayfair LLC Class A (b)	3,431	450,010
		113,737,763
IT Services - 0.3%
Data Processing & Outsourced Services - 0.3%
PayPal Holdings, Inc. (b)	10,056	1,110,182
Leisure Products - 0.6%
Leisure Products - 0.6%
Mattel, Inc. (a)(b)	146,607	2,140,462
OneSpaWorld Holdings Ltd. (a)(b)	37,200	582,552
		2,723,014
Multiline Retail - 5.0%
General Merchandise Stores - 5.0%
B&M European Value Retail SA	112,254	505,095
Dollar General Corp.	68,900	9,233,978
Dollar Tree, Inc. (b)	98,716	10,044,353
Ollie's Bargain Outlet Holdings, Inc. (b)	20,580	1,742,920
		21,526,346
Specialty Retail - 26.8%
Apparel Retail - 8.9%
Burlington Stores, Inc. (b)	71,200	12,869,400
Ross Stores, Inc.	87,237	9,249,739
The Children's Place Retail Stores, Inc. (a)	35,607	3,477,736
TJX Companies, Inc.	234,250	12,780,680
		38,377,555
Automotive Retail - 2.9%
AutoZone, Inc. (b)	4,100	4,604,464
Monro, Inc.	17,838	1,502,138
O'Reilly Automotive, Inc. (b)	16,222	6,176,689
		12,283,291
Computer & Electronics Retail - 0.9%
Best Buy Co., Inc.	53,900	4,124,967
Home Improvement Retail - 12.5%
Floor & Decor Holdings, Inc. Class A (b)	42,012	1,644,770
Lowe's Companies, Inc.	164,700	16,700,580
The Home Depot, Inc.	165,520	35,369,969
		53,715,319
Specialty Stores - 1.6%
Five Below, Inc. (b)	14,566	1,710,922
National Vision Holdings, Inc. (b)	6,800	214,812
Ulta Beauty, Inc. (b)	13,089	4,571,333
		6,497,067

TOTAL SPECIALTY RETAIL		114,998,199

Textiles, Apparel & Luxury Goods - 9.1%
Apparel, Accessories & Luxury Goods - 5.9%
adidas AG	2,528	810,305
Canada Goose Holdings, Inc. (a)(b)	18,000	842,991
Capri Holdings Ltd. (b)	83,600	2,975,324
Carter's, Inc.	12,000	1,116,240
G-III Apparel Group Ltd. (b)	24,802	710,825
Hermes International SCA	600	422,830
Kering SA	1,809	940,203
lululemon athletica, Inc. (b)	2,900	554,161
LVMH Moet Hennessy Louis Vuitton SE	3,899	1,610,518
PVH Corp.	73,240	6,512,501
Tapestry, Inc.	189,362	5,856,967
VF Corp.	35,500	3,102,345
		25,455,210
Footwear - 3.2%
NIKE, Inc. Class B	153,934	13,242,942
Puma AG	6,870	481,022
		13,723,964

TOTAL TEXTILES, APPAREL & LUXURY GOODS		39,179,174

TOTAL COMMON STOCKS
(Cost $304,151,316)		426,995,542

Money Market Funds - 2.4%
Fidelity Cash Central Fund 2.43% (c)	3,099,741	3,100,361
Fidelity Securities Lending Cash Central Fund 2.43% (c)(d)	7,292,511	7,293,241
TOTAL MONEY MARKET FUNDS
(Cost $10,393,602)		10,393,602
TOTAL INVESTMENT IN SECURITIES - 101.9%
(Cost $314,544,918)		437,389,144
NET OTHER ASSETS (LIABILITIES) - (1.9)%		(8,011,358)
NET ASSETS - 100%		$429,377,786

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$48,382
Fidelity Securities Lending Cash Central Fund	15,552
Total	$63,934

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$426,995,542	$425,385,024	$1,610,518	$--
Money Market Funds	10,393,602	10,393,602	--	--
Total Investments in Securities:	$437,389,144	$435,778,626	$1,610,518	$--

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Consumer Discretionary Fund

Financial Statements

Statement of Assets and Liabilities

		July 31, 2019
Assets
Investment in securities, at value (including securities loaned of $7,023,244) — See accompanying schedule: Unaffiliated issuers (cost $304,151,316)	$426,995,542
Fidelity Central Funds (cost $10,393,602)	10,393,602
Total Investment in Securities (cost $314,544,918)		$437,389,144
Cash		132,771
Receivable for investments sold		207,531
Receivable for fund shares sold		278,682
Dividends receivable		100,791
Distributions receivable from Fidelity Central Funds		9,070
Prepaid expenses		3,399
Other receivables		7,727
Total assets		438,129,115
Liabilities
Payable for investments purchased	$662,587
Payable for fund shares redeemed	362,489
Accrued management fee	194,863
Distribution and service plan fees payable	107,698
Other affiliated payables	81,702
Other payables and accrued expenses	50,475
Collateral on securities loaned	7,291,515
Total liabilities		8,751,329
Net Assets		$429,377,786
Net Assets consist of:
Paid in capital		$297,886,338
Total distributable earnings (loss)		131,491,448
Net Assets		$429,377,786
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($159,297,675 ÷ 5,339,335 shares)(a)		$29.83
Maximum offering price per share (100/94.25 of $29.83)		$31.65
Class M:
Net Asset Value and redemption price per share ($32,791,782 ÷ 1,180,390 shares)(a)		$27.78
Maximum offering price per share (100/96.50 of $27.78)		$28.79
Class C:
Net Asset Value and offering price per share ($70,889,787 ÷ 2,957,098 shares)(a)		$23.97
Class I:
Net Asset Value, offering price and redemption price per share ($159,612,558 ÷ 4,945,749 shares)		$32.27
Class Z:
Net Asset Value, offering price and redemption price per share ($6,785,984 ÷ 210,013 shares)		$32.31

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2019
Investment Income
Dividends		$3,972,880
Income from Fidelity Central Funds (including $15,552 from security lending)		63,934
Total income		4,036,814
Expenses
Management fee	$2,195,160
Transfer agent fees	811,699
Distribution and service plan fees	1,248,246
Accounting and security lending fees	159,160
Custodian fees and expenses	21,922
Independent trustees' fees and expenses	2,202
Registration fees	97,605
Audit	56,958
Legal	3,353
Interest	1,745
Miscellaneous	2,735
Total expenses before reductions	4,600,785
Expense reductions	(28,975)
Total expenses after reductions		4,571,810
Net investment income (loss)		(534,996)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	13,459,720
Fidelity Central Funds	1,263
Foreign currency transactions	3,678
Total net realized gain (loss)		13,464,661
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	9,012,979
Assets and liabilities in foreign currencies	445
Total change in net unrealized appreciation (depreciation)		9,013,424
Net gain (loss)		22,478,085
Net increase (decrease) in net assets resulting from operations		$21,943,089

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2019	Year ended July 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(534,996)	$(510,199)
Net realized gain (loss)	13,464,661	5,159,841
Change in net unrealized appreciation (depreciation)	9,013,424	58,199,580
Net increase (decrease) in net assets resulting from operations	21,943,089	62,849,222
Distributions to shareholders	(4,099,245)	–
Share transactions - net increase (decrease)	6,479,535	64,351,041
Total increase (decrease) in net assets	24,323,379	127,200,263
Net Assets
Beginning of period	405,054,407	277,854,144
End of period	$429,377,786	$405,054,407
Other Information
Distributions in excess of net investment income end of period		$(96,301)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Consumer Discretionary Fund Class A

Years ended July 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$28.22	$22.92	$20.94	$21.51	$19.75
Income from Investment Operations
Net investment income (loss)A	(.02)	(.02)	.06	.10B	.05
Net realized and unrealized gain (loss)	1.90	5.32	2.01	(.21)	3.99
Total from investment operations	1.88	5.30	2.07	(.11)	4.04
Distributions from net investment income	–	–	(.09)	(.02)	–
Distributions from net realized gain	(.27)	–	–	(.44)	(2.28)
Total distributions	(.27)	–	(.09)	(.46)	(2.28)
Redemption fees added to paid in capitalA	–	–	–C	–C	–C
Net asset value, end of period	$29.83	$28.22	$22.92	$20.94	$21.51
Total ReturnD,E	6.81%	23.12%	9.93%	(.38)%	22.26%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.08%	1.12%	1.10%	1.10%	1.15%
Expenses net of fee waivers, if any	1.08%	1.12%	1.10%	1.10%	1.15%
Expenses net of all reductions	1.07%	1.11%	1.10%	1.09%	1.14%
Net investment income (loss)	(.09)%	(.08)%	.26%	.49%B	.27%
Supplemental Data
Net assets, end of period (000 omitted)	$159,298	$146,605	$109,303	$144,578	$115,027
Portfolio turnover rateH	60%	60%	47%	59%	71%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .33%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Consumer Discretionary Fund Class M

Years ended July 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$26.36	$21.47	$19.66	$20.26	$18.75
Income from Investment Operations
Net investment income (loss)A	(.09)	(.08)	–B	.03C	(.01)
Net realized and unrealized gain (loss)	1.78	4.97	1.89	(.19)	3.77
Total from investment operations	1.69	4.89	1.89	(.16)	3.76
Distributions from net investment income	–	–	(.08)	–	–
Distributions from net realized gain	(.27)	–	–	(.44)	(2.25)
Total distributions	(.27)	–	(.08)	(.44)	(2.25)
Redemption fees added to paid in capitalA	–	–	–B	–B	–B
Net asset value, end of period	$27.78	$26.36	$21.47	$19.66	$20.26
Total ReturnD,E	6.56%	22.78%	9.62%	(.68)%	21.92%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.34%	1.38%	1.39%	1.40%	1.46%
Expenses net of fee waivers, if any	1.34%	1.38%	1.39%	1.40%	1.45%
Expenses net of all reductions	1.34%	1.38%	1.39%	1.39%	1.45%
Net investment income (loss)	(.35)%	(.35)%	(.02)%	.19%C	(.03)%
Supplemental Data
Net assets, end of period (000 omitted)	$32,792	$34,622	$26,398	$28,259	$25,948
Portfolio turnover rateH	60%	60%	47%	59%	71%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .03%.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Consumer Discretionary Fund Class C

Years ended July 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$22.90	$18.74	$17.18	$17.84	$16.79
Income from Investment Operations
Net investment income (loss)A	(.19)	(.17)	(.09)	(.04)B	(.08)
Net realized and unrealized gain (loss)	1.53	4.33	1.65	(.18)	3.34
Total from investment operations	1.34	4.16	1.56	(.22)	3.26
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	(.27)	–	–	(.44)	(2.21)
Total distributions	(.27)	–	–	(.44)	(2.21)
Redemption fees added to paid in capitalA	–	–	–C	–C	–C
Net asset value, end of period	$23.97	$22.90	$18.74	$17.18	$17.84
Total ReturnD,E	6.02%	22.20%	9.08%	(1.11)%	21.37%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.83%	1.87%	1.85%	1.86%	1.91%
Expenses net of fee waivers, if any	1.83%	1.87%	1.85%	1.86%	1.91%
Expenses net of all reductions	1.82%	1.86%	1.85%	1.85%	1.90%
Net investment income (loss)	(.83)%	(.83)%	(.49)%	(.27)%B	(.49)%
Supplemental Data
Net assets, end of period (000 omitted)	$70,890	$71,116	$59,958	$67,306	$43,999
Portfolio turnover rateH	60%	60%	47%	59%	71%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.42) %.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Consumer Discretionary Fund Class I

Years ended July 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$30.42	$24.64	$22.48	$23.06	$21.00
Income from Investment Operations
Net investment income (loss)A	.06	.06	.12	.16B	.12
Net realized and unrealized gain (loss)	2.06	5.72	2.18	(.22)	4.26
Total from investment operations	2.12	5.78	2.30	(.06)	4.38
Distributions from net investment income	–	–	(.14)	(.08)	–
Distributions from net realized gain	(.27)	–	–	(.44)	(2.32)
Total distributions	(.27)	–	(.14)	(.52)	(2.32)
Redemption fees added to paid in capitalA	–	–	–C	–C	–C
Net asset value, end of period	$32.27	$30.42	$24.64	$22.48	$23.06
Total ReturnD	7.10%	23.46%	10.27%	(.13)%	22.60%
Ratios to Average Net AssetsE,F
Expenses before reductions	.80%	.84%	.83%	.84%	.87%
Expenses net of fee waivers, if any	.80%	.83%	.83%	.84%	.87%
Expenses net of all reductions	.80%	.83%	.83%	.83%	.87%
Net investment income (loss)	.19%	.20%	.54%	.75%B	.55%
Supplemental Data
Net assets, end of period (000 omitted)	$159,613	$152,711	$82,195	$75,742	$48,329
Portfolio turnover rateG	60%	60%	47%	59%	71%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .60%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Consumer Discretionary Fund Class Z

Year ended July 31,	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$31.56
Income from Investment Operations
Net investment income (loss)B	.10
Net realized and unrealized gain (loss)	.92
Total from investment operations	1.02
Distributions from net realized gain	(.27)
Total distributions	(.27)
Net asset value, end of period	$32.31
Total ReturnC,D	3.36%
Ratios to Average Net AssetsE,F
Expenses before reductions	.67%G
Expenses net of fee waivers, if any	.66%G
Expenses net of all reductions	.66%G
Net investment income (loss)	.39%G
Supplemental Data
Net assets, end of period (000 omitted)	$6,786
Portfolio turnover rateH	60%

 A For the period October 2, 2018 (commencement of sale of shares) to July 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Energy Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2019	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(29.38)%	(9.02)%	1.64%
Class M (incl. 3.50% sales charge)	(27.90)%	(8.83)%	1.63%
Class C (incl. contingent deferred sales charge)	(26.36)%	(8.60)%	1.49%
Class I	(24.85)%	(7.68)%	2.53%
Class Z	(24.76)%	(7.66)%	2.55%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Energy Fund - Class A on July 31, 2009, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$11,765	Fidelity Advisor® Energy Fund - Class A
$37,171	S&P 500® Index

Fidelity Advisor® Energy Fund

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 7.99% for the 12 months ending July 31, 2019, beginning the new year on a high note after enduring a historically volatile final quarter of 2018. Upbeat company earnings/outlooks and signs the Federal Reserve may pause on rates boosted stocks to an all-time high on April 30. In May, however, volatility spiked and stocks returned -6.35% for the month amid the Fed’s decision to hold interest rates steady and signal that it had little appetite to adjust them any time soon, as well as retaliatory tariffs imposed on the U.S. by China. The downtrend was similar to late 2018, when many investors fled from risk assets on elevated concerns about future economic growth, global trade and tighter monetary policy. The bull market roared back in June, with the S&P 500® rising 7.05%, and recorded a series of all-time highs in a productive July (+1.44%). For the full 12 months, growth stocks outpaced value, while large-caps handily bested small-caps. By sector, information technology (+19%) led the way, boosted by continued strength in software & services (+26%), the market’s largest industry segment. Three defensive groups also stood out – real estate (+18%), utilities (+17%) and consumer staples (+15%) – followed by consumer discretionary (+10%) and communication services (+8%). In contrast, energy (-16%) was by far the weakest sector. Other notable laggards included materials (0%), financials (+3%), industrials (+4%) and health care (+4%).

Comments from Portfolio Manager John Dowd:  For the fiscal year, the fund's share classes (excluding sales charges, if applicable) returned roughly -25%, trailing the -19.38% result of the MSCI U.S. IMI Energy 25/50 Index, as well as the broad-market S&P 500® index. Versus the MSCI sector index, our long-standing strategy of underweighting the integrated oil & gas group (-6% return) and overweighting oil & gas exploration & production stocks (E&Ps, -31% return) hurt the fund's relative performance the most. Unfavorable stock picking and an underweighting in the relatively better-performing oil & gas storage & transportation industry (-1%) also detracted. On the other hand, the portfolio got a relative boost from good stock picking and an underweighting in the oil & gas equipment & services industry, which returned about -40% the past 12 months. At the individual stock level, a material underweighting in integrated energy company Exxon Mobil, as well as a non-index position in E&P Encana detracted most from the fund's relative performance. Exxon Mobil held up relatively well this period; its shares returned -5%. Meanwhile, Encana's stock price returned -67%, as investors didn't react well to the company's acquisition of E&P Newfield Exploration late in 2018. Not owning index constituent and pipeline operator Kinder Morgan (+22%) – a strong performer in the oil & gas storage & transportation group – also hurt as investors valued the firm's sizable dividend yield in an environment of low and potentially falling interest rates. Conversely, the fund's sizable underweighting in energy services company Schlumberger (-38%) was the fund's top relative contributor, given that the company was hurt by low activity for offshore drilling services. Lastly, our non-index stake in Viper Energy Partners (+10%), an owner of oil & natural gas properties, also contributed this period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Advisor® Energy Fund

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2019

% of fund's net assets
Chevron Corp.	17.6
EOG Resources, Inc.	7.2
Valero Energy Corp.	6.8
Pioneer Natural Resources Co.	4.7
Phillips 66 Co.	4.7
ConocoPhillips Co.	4.3
Diamondback Energy, Inc.	4.2
Exxon Mobil Corp.	4.1
Marathon Petroleum Corp.	3.3
Hess Corp.	2.6
59.5

Top Industries (% of fund's net assets)

As of July 31, 2019
Oil, Gas & Consumable Fuels	91.6%
Energy Equipment & Services	6.7%
Machinery	0.5%
Electric Utilities	0.2%
Chemicals	0.1%
All Others*	0.9%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Fidelity Advisor® Energy Fund

Schedule of Investments July 31, 2019

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
Chemicals - 0.1%
Commodity Chemicals - 0.1%
LG Chemical Ltd.	2,505	$705,543
Electric Utilities - 0.2%
Electric Utilities - 0.2%
ORSTED A/S (a)	14,100	1,287,975
Energy Equipment & Services - 6.7%
Oil & Gas Drilling - 0.8%
AKITA Drilling Ltd. Class A (non-vtg.)	157,622	296,183
Odfjell Drilling Ltd. (b)	400,956	1,196,059
Patterson-UTI Energy, Inc.	109,000	1,267,670
Shelf Drilling Ltd. (a)(b)	624,428	1,826,019
		4,585,931
Oil & Gas Equipment & Services - 5.9%
Baker Hughes, a GE Co. Class A	388,500	9,864,015
Dmc Global, Inc.	15,500	809,720
Forum Energy Technologies, Inc. (b)	367,427	962,659
Halliburton Co.	133,700	3,075,100
Hunting PLC	128,500	796,971
Liberty Oilfield Services, Inc. Class A	106,300	1,504,145
RigNet, Inc. (b)	288,951	2,522,542
Schlumberger Ltd.	283,718	11,340,208
Solaris Oilfield Infrastructure, Inc. Class A (c)	293,800	4,204,278
Tenaris SA sponsored ADR	23,800	594,524
		35,674,162

TOTAL ENERGY EQUIPMENT & SERVICES		40,260,093

Machinery - 0.5%
Industrial Machinery - 0.5%
ProPetro Holding Corp. (b)	167,000	3,027,710
Oil, Gas & Consumable Fuels - 91.6%
Integrated Oil & Gas - 26.2%
Chevron Corp.	860,509	105,937,264
Exxon Mobil Corp.	334,261	24,855,648
Occidental Petroleum Corp.	277,700	14,262,672
Suncor Energy, Inc.	443,700	12,731,413
		157,786,997
Oil & Gas Exploration & Production - 43.1%
Antero Midstream GP LP	67,800	618,336
Berry Petroleum Corp.	276,300	2,707,740
Black Stone Minerals LP	47,900	718,500
Brigham Minerals, Inc. Class A (c)	72,400	1,552,980
Cabot Oil & Gas Corp.	484,500	9,283,020
Callon Petroleum Co. (b)(c)	127,200	625,824
Canadian Natural Resources Ltd.	96,900	2,454,438
Carrizo Oil & Gas, Inc. (b)	64,100	610,873
Concho Resources, Inc.	67,672	6,610,201
ConocoPhillips Co.	438,900	25,930,212
Continental Resources, Inc. (b)	237,700	8,835,309
Devon Energy Corp.	530,500	14,323,500
Diamondback Energy, Inc.	243,470	25,182,102
Encana Corp. (Toronto)	2,252,400	10,290,932
EOG Resources, Inc.	505,786	43,421,728
EQT Corp.	34,000	513,740
Hess Corp.	238,200	15,444,888
Kosmos Energy Ltd.	861,600	5,178,216
Lundin Petroleum AB	146,700	4,640,344
Magnolia Oil & Gas Corp. Class A (b)	629,300	7,035,574
National Energy Services Reunited Corp. (b)	8,100	64,800
Noble Energy, Inc.	603,000	13,314,240
Northern Oil & Gas, Inc. (b)(c)	1,720,600	2,787,372
Parex Resources, Inc. (b)	544,000	9,298,863
Parsley Energy, Inc. Class A (b)	336,700	5,585,853
PDC Energy, Inc. (b)	71,788	2,062,469
Pioneer Natural Resources Co.	205,216	28,328,017
Texas Pacific Land Trust	400	318,880
Viper Energy Partners LP	365,600	11,794,256
		259,533,207
Oil & Gas Refining & Marketing - 17.6%
Delek U.S. Holdings, Inc.	189,100	8,146,428
Marathon Petroleum Corp.	356,178	20,084,877
Par Pacific Holdings, Inc. (b)	233,460	5,383,588
Phillips 66 Co.	274,718	28,175,078
Reliance Industries Ltd.	170,235	2,866,018
Valero Energy Corp.	482,100	41,099,025
		105,755,014
Oil & Gas Storage & Transport - 4.7%
Cheniere Energy, Inc. (b)	197,700	12,880,155
Enterprise Products Partners LP	209,000	6,292,990
Golar LNG Ltd.	114,100	1,932,854
Keyera Corp.	61,000	1,552,038
Noble Midstream Partners LP (b)(d)	48,372	1,499,048
Teekay LNG Partners LP	29,200	422,232
The Williams Companies, Inc.	160,600	3,957,184
		28,536,501

TOTAL OIL, GAS & CONSUMABLE FUELS		551,611,719

TOTAL COMMON STOCKS
(Cost $572,685,325)		596,893,040

Money Market Funds - 1.0%
Fidelity Cash Central Fund 2.43% (e)	405,482	405,564
Fidelity Securities Lending Cash Central Fund 2.43% (e)(f)	5,725,962	5,726,535
TOTAL MONEY MARKET FUNDS
(Cost $6,132,099)		6,132,099
TOTAL INVESTMENT IN SECURITIES - 100.1%
(Cost $578,817,424)		603,025,139
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(594,739)
NET ASSETS - 100%		$602,430,400

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,113,994 or 0.5% of net assets.

 (b) Non-income producing

 (c) Security or a portion of the security is on loan at period end.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,499,048 or 0.2% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Noble Midstream Partners LP	6/21/17	$1,956,647

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$122,555
Fidelity Securities Lending Cash Central Fund	56,598
Total	$179,153

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$596,893,040	$593,321,479	$3,571,561	$--
Money Market Funds	6,132,099	6,132,099	--	--
Total Investments in Securities:	$603,025,139	$599,453,578	$3,571,561	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	89.3%
Canada	6.1%
Curacao	1.9%
Others (Individually Less Than 1%)	2.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Energy Fund

Financial Statements

Statement of Assets and Liabilities

		July 31, 2019
Assets
Investment in securities, at value (including securities loaned of $5,478,502) — See accompanying schedule: Unaffiliated issuers (cost $572,685,325)	$596,893,040
Fidelity Central Funds (cost $6,132,099)	6,132,099
Total Investment in Securities (cost $578,817,424)		$603,025,139
Receivable for investments sold		11,258,098
Receivable for fund shares sold		789,159
Dividends receivable		242,394
Distributions receivable from Fidelity Central Funds		6,639
Prepaid expenses		7,248
Other receivables		129,446
Total assets		615,458,123
Liabilities
Payable for investments purchased	$4,624,439
Payable for fund shares redeemed	1,965,435
Accrued management fee	275,374
Distribution and service plan fees payable	154,815
Other affiliated payables	137,026
Other payables and accrued expenses	144,264
Collateral on securities loaned	5,726,370
Total liabilities		13,027,723
Net Assets		$602,430,400
Net Assets consist of:
Paid in capital		$799,984,528
Total distributable earnings (loss)		(197,554,128)
Net Assets		$602,430,400
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($190,992,307 ÷ 6,851,308 shares)(a)		$27.88
Maximum offering price per share (100/94.25 of $27.88)		$29.58
Class M:
Net Asset Value and redemption price per share ($87,147,186 ÷ 3,054,284 shares)(a)		$28.53
Maximum offering price per share (100/96.50 of $28.53)		$29.56
Class C:
Net Asset Value and offering price per share ($90,436,510 ÷ 3,534,920 shares)(a)		$25.58
Class I:
Net Asset Value, offering price and redemption price per share ($224,599,332 ÷ 7,642,469 shares)		$29.39
Class Z:
Net Asset Value, offering price and redemption price per share ($9,255,065 ÷ 315,285 shares)		$29.35

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2019
Investment Income
Dividends		$16,157,713
Income from Fidelity Central Funds (including $56,598 from security lending)		179,153
Total income		16,336,866
Expenses
Management fee	$3,919,931
Transfer agent fees	1,646,405
Distribution and service plan fees	2,302,797
Accounting and security lending fees	258,685
Custodian fees and expenses	23,971
Independent trustees' fees and expenses	4,273
Registration fees	112,457
Audit	61,221
Legal	1,921
Interest	658
Miscellaneous	6,612
Total expenses before reductions	8,338,931
Expense reductions	(44,967)
Total expenses after reductions		8,293,964
Net investment income (loss)		8,042,902
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $94,159)	(50,532,091)
Fidelity Central Funds	2,337
Foreign currency transactions	(25,739)
Total net realized gain (loss)		(50,555,493)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $442,860)	(198,067,003)
Assets and liabilities in foreign currencies	611
Total change in net unrealized appreciation (depreciation)		(198,066,392)
Net gain (loss)		(248,621,885)
Net increase (decrease) in net assets resulting from operations		$(240,578,983)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2019	Year ended July 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$8,042,902	$2,324,706
Net realized gain (loss)	(50,555,493)	(1,469,949)
Change in net unrealized appreciation (depreciation)	(198,066,392)	188,023,715
Net increase (decrease) in net assets resulting from operations	(240,578,983)	188,878,472
Distributions to shareholders	(5,238,986)	–
Distributions to shareholders from net investment income	–	(11,701,838)
Distributions to shareholders from net realized gain	–	(106,751)
Total distributions	(5,238,986)	(11,808,589)
Share transactions - net increase (decrease)	(120,369,893)	(101,270,438)
Total increase (decrease) in net assets	(366,187,862)	75,799,445
Net Assets
Beginning of period	968,618,262	892,818,817
End of period	$602,430,400	$968,618,262
Other Information
Distributions in excess of net investment income end of period		$(558,139)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Energy Fund Class A

Years ended July 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$37.52	$30.70	$31.12	$30.96	$45.71
Income from Investment Operations
Net investment income (loss)A	.35	.12	.38B	.16	.28
Net realized and unrealized gain (loss)	(9.76)	7.18	(.72)	.20	(12.89)
Total from investment operations	(9.41)	7.30	(.34)	.36	(12.61)
Distributions from net investment income	(.18)C	(.48)	–	(.20)	(.18)C
Distributions from net realized gain	(.05)C	–D	(.08)	–	(1.96)C
Total distributions	(.23)	(.48)	(.08)	(.20)	(2.14)
Redemption fees added to paid in capitalA	–	–	–D	–D	–D
Net asset value, end of period	$27.88	$37.52	$30.70	$31.12	$30.96
Total ReturnE,F	(25.07)%	24.07%	(1.14)%	1.25%	(28.92)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.10%	1.11%	1.09%	1.12%	1.12%
Expenses net of fee waivers, if any	1.10%	1.11%	1.09%	1.12%	1.12%
Expenses net of all reductions	1.09%	1.10%	1.08%	1.11%	1.11%
Net investment income (loss)	1.14%	.36%	1.15%B	.54%	.76%
Supplemental Data
Net assets, end of period (000 omitted)	$190,992	$278,555	$277,378	$347,885	$292,288
Portfolio turnover rateI	47%	56%	90%	85%	61%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.35 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .11%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Energy Fund Class M

Years ended July 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$38.36	$31.37	$31.82	$31.63	$46.64
Income from Investment Operations
Net investment income (loss)A	.27	.03	.30B	.08	.20
Net realized and unrealized gain (loss)	(9.97)	7.35	(.75)	.22	(13.18)
Total from investment operations	(9.70)	7.38	(.45)	.30	(12.98)
Distributions from net investment income	(.08)C	(.39)	–	(.11)	(.08)C
Distributions from net realized gain	(.05)C	–D	–	–	(1.95)C
Total distributions	(.13)	(.39)	–	(.11)	(2.03)
Redemption fees added to paid in capitalA	–	–	–D	–D	–D
Net asset value, end of period	$28.53	$38.36	$31.37	$31.82	$31.63
Total ReturnE,F	(25.28)%	23.75%	(1.41)%	.98%	(29.09)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.37%	1.38%	1.36%	1.38%	1.36%
Expenses net of fee waivers, if any	1.36%	1.38%	1.36%	1.38%	1.35%
Expenses net of all reductions	1.36%	1.37%	1.35%	1.37%	1.35%
Net investment income (loss)	.88%	.09%	.88%B	.28%	.52%
Supplemental Data
Net assets, end of period (000 omitted)	$87,147	$136,828	$125,951	$155,856	$164,848
Portfolio turnover rateI	47%	56%	90%	85%	61%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.35 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.16) %.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Energy Fund Class C

Years ended July 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$34.39	$28.16	$28.69	$28.58	$42.40
Income from Investment Operations
Net investment income (loss)A	.12	(.11)	.13B	(.05)	.01
Net realized and unrealized gain (loss)	(8.93)	6.59	(.66)	.19	(11.93)
Total from investment operations	(8.81)	6.48	(.53)	.14	(11.92)
Distributions from net investment income	–	(.24)	–	(.03)	(.03)C
Distributions from net realized gain	–	–D	–	–	(1.88)C
Total distributions	–	(.25)E	–	(.03)	(1.90)F
Redemption fees added to paid in capitalA	–	–	–D	–D	–D
Net asset value, end of period	$25.58	$34.39	$28.16	$28.69	$28.58
Total ReturnG,H	(25.62)%	23.16%	(1.85)%	.52%	(29.44)%
Ratios to Average Net AssetsI,J
Expenses before reductions	1.82%	1.84%	1.82%	1.84%	1.85%
Expenses net of fee waivers, if any	1.82%	1.83%	1.81%	1.84%	1.85%
Expenses net of all reductions	1.81%	1.83%	1.80%	1.83%	1.85%
Net investment income (loss)	.42%	(.37)%	.42%B	(.18)%	.02%
Supplemental Data
Net assets, end of period (000 omitted)	$90,437	$179,521	$212,105	$240,949	$162,322
Portfolio turnover rateK	47%	56%	90%	85%	61%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.32 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.62) %.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Amount represents less than $.005 per share.

 E Total distributions of $.25 per share is comprised of distributions from net investment income of $.244 and distributions from net realized gain of $.004 per share.

 F Total distributions of $1.90 per share is comprised of distributions from net investment income of $.027 and distributions from net realized gain of $1.877 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Total returns do not include the effect of the contingent deferred sales charge.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Energy Fund Class I

Years ended July 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$39.57	$32.36	$32.78	$32.62	$48.05
Income from Investment Operations
Net investment income (loss)A	.47	.23	.50B	.25	.39
Net realized and unrealized gain (loss)	(10.31)	7.57	(.75)	.20	(13.56)
Total from investment operations	(9.84)	7.80	(.25)	.45	(13.17)
Distributions from net investment income	(.30)C	(.58)	(.08)	(.29)	(.30)C
Distributions from net realized gain	(.05)C	–D	(.09)	–	(1.96)C
Total distributions	(.34)E	(.59)F	(.17)	(.29)	(2.26)
Redemption fees added to paid in capitalA	–	–	–D	–D	–D
Net asset value, end of period	$29.39	$39.57	$32.36	$32.78	$32.62
Total ReturnG	(24.85)%	24.43%	(.86)%	1.50%	(28.73)%
Ratios to Average Net AssetsH,I
Expenses before reductions	.80%	.83%	.81%	.85%	.85%
Expenses net of fee waivers, if any	.80%	.83%	.81%	.85%	.85%
Expenses net of all reductions	.79%	.82%	.80%	.83%	.85%
Net investment income (loss)	1.44%	.64%	1.43%B	.82%	1.02%
Supplemental Data
Net assets, end of period (000 omitted)	$224,599	$373,714	$277,385	$193,683	$130,308
Portfolio turnover rateJ	47%	56%	90%	85%	61%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.36 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .39%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Amount represents less than $.005 per share.

 E Total distributions of $.34 per share is comprised of distributions from net investment income of $.295 and distributions from net realized gain of $.048 per share.

 F Total distributions of $.59 per share is comprised of distributions from net investment income of $.584 and distributions from net realized gain of $.004 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Energy Fund Class Z

Year ended July 31,	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$39.35
Income from Investment Operations
Net investment income (loss)B	.45
Net realized and unrealized gain (loss)	(10.03)
Total from investment operations	(9.58)
Distributions from net investment income	(.37)C
Distributions from net realized gain	(.05)C
Total distributions	(.42)
Net asset value, end of period	$29.35
Total ReturnD,E	(24.34)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.65%H
Expenses net of fee waivers, if any	.64%H
Expenses net of all reductions	.64%H
Net investment income (loss)	1.82%H
Supplemental Data
Net assets, end of period (000 omitted)	$9,255
Portfolio turnover rateI	47%

 A For the period October 2, 2018 (commencement of sale of shares) to July 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Financial Services Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2019	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(3.82)%	7.42%	8.72%
Class M (incl. 3.50% sales charge)	(1.79)%	7.63%	8.68%
Class C (incl. contingent deferred sales charge)	0.31%	7.89%	8.56%
Class I	2.36%	9.01%	9.70%
Class Z	2.49%	9.04%	9.72%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Financial Services Fund - Class A on July 31, 2009, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$23,078	Fidelity Advisor® Financial Services Fund - Class A
$37,171	S&P 500® Index

Fidelity Advisor® Financial Services Fund

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 7.99% for the 12 months ending July 31, 2019, beginning the new year on a high note after enduring a historically volatile final quarter of 2018. Upbeat company earnings/outlooks and signs the Federal Reserve may pause on rates boosted stocks to an all-time high on April 30. In May, however, volatility spiked and stocks returned -6.35% for the month amid the Fed’s decision to hold interest rates steady and signal that it had little appetite to adjust them any time soon, as well as retaliatory tariffs imposed on the U.S. by China. The downtrend was similar to late 2018, when many investors fled from risk assets on elevated concerns about future economic growth, global trade and tighter monetary policy. The bull market roared back in June, with the S&P 500® rising 7.05%, and recorded a series of all-time highs in a productive July (+1.44%). For the full 12 months, growth stocks outpaced value, while large-caps handily bested small-caps. By sector, information technology (+19%) led the way, boosted by continued strength in software & services (+26%), the market’s largest industry segment. Three defensive groups also stood out – real estate (+18%), utilities (+17%) and consumer staples (+15%) – followed by consumer discretionary (+10%) and communication services (+8%). In contrast, energy (-16%) was by far the weakest sector. Other notable laggards included materials (0%), financials (+3%), industrials (+4%) and health care (+4%).

Comments from Co-Portfolio Manager Christopher Lee, as well as Matthew Reed, who became Co-Manager of the fund on June 1, 2019:  For the year, the fund’s share classes returned about 2% (excluding sales charges, if applicable), trailing the 3.24% advance of the MSCI U.S. IMI Financials 5% Capped Linked Index and significantly behind the broad-based S&P 500®. Financials stocks were pressured by the late-2018 equity market meltdown, concern around trade disputes, slowing global growth and low interest rates. Versus the MSCI sector index, the fund’s underweighting and security selection in the more-defensive and strong-performing financial exchanges & data group hurt most, with added losses from stock picks in the consumer finance and property and casualty (P&C) insurance segments. The fund’s biggest individual relative detractor was an overweighting in online broker E*Trade Financial, which was pressured by low interest rates. Elsewhere, our overweighted stake in student lender SLM (Sallie Mae) detracted due to competitive headwinds, talk in Washington of loan forgiveness, and a 2020 accounting change. By contrast, stock picks and underweightings in the weak-performing regional banks and asset management & custody banks groups aided the fund’s relative performance. The biggest individual contributor, however, was a larger-than-index position in subprime lender OneMain Holdings, which benefited from strong execution by new management and debt reduction.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Advisor® Financial Services Fund

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2019

% of fund's net assets
Citigroup, Inc.	7.3
Bank of America Corp.	6.6
Wells Fargo & Co.	5.1
Berkshire Hathaway, Inc. Class B	5.1
Capital One Financial Corp.	4.1
Hartford Financial Services Group, Inc.	3.9
The Travelers Companies, Inc.	3.9
PNC Financial Services Group, Inc.	3.5
Cboe Global Markets, Inc.	3.5
JPMorgan Chase & Co.	3.2
46.2

Top Industries (% of fund's net assets)

As of July 31, 2019
Banks	36.2%
Insurance	26.0%
Capital Markets	13.8%
Consumer Finance	10.9%
Diversified Financial Services	5.1%
All Others*	8.0%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Fidelity Advisor® Financial Services Fund

Schedule of Investments July 31, 2019

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value
Banks - 36.2%
Diversified Banks - 22.1%
Bank of America Corp.	812,156	$24,916,946
Citigroup, Inc.	391,605	27,866,610
JPMorgan Chase & Co.	103,531	12,009,596
Wells Fargo & Co.	396,878	19,212,864
		84,006,016
Regional Banks - 14.1%
BOK Financial Corp.	20,316	1,700,043
First Citizens Bancshares, Inc.	6,400	2,988,928
First Hawaiian, Inc.	104,200	2,788,392
First Horizon National Corp.	169,579	2,781,096
Huntington Bancshares, Inc.	672,920	9,589,110
KeyCorp	237,400	4,361,038
M&T Bank Corp.	23,700	3,892,725
PNC Financial Services Group, Inc.	93,531	13,365,580
Signature Bank	40,700	5,187,622
SunTrust Banks, Inc.	101,800	6,779,880
		53,434,414

TOTAL BANKS		137,440,430

Capital Markets - 13.8%
Asset Management & Custody Banks - 3.4%
Affiliated Managers Group, Inc.	27,100	2,324,909
Northern Trust Corp.	67,800	6,644,400
Oaktree Capital Group LLC Class A	81,400	4,123,724
		13,093,033
Financial Exchanges & Data - 3.5%
Cboe Global Markets, Inc.	120,273	13,147,042
Investment Banking & Brokerage - 6.9%
E*TRADE Financial Corp.	135,680	6,619,827
Goldman Sachs Group, Inc.	7,040	1,549,715
Hamilton Lane, Inc. Class A	74,600	4,379,020
Morgan Stanley	152,600	6,799,856
PJT Partners, Inc.	44,100	1,859,256
TD Ameritrade Holding Corp.	35,100	1,793,610
Tradeweb Markets, Inc. Class A	17,600	833,536
Virtu Financial, Inc. Class A (a)	108,900	2,360,952
		26,195,772

TOTAL CAPITAL MARKETS		52,435,847

Consumer Finance - 10.9%
Consumer Finance - 10.9%
American Express Co.	80,700	10,036,659
Capital One Financial Corp.	166,938	15,428,410
OneMain Holdings, Inc.	211,300	8,758,385
SLM Corp.	780,100	7,106,711
		41,330,165
Diversified Financial Services - 5.1%
Multi-Sector Holdings - 5.1%
Berkshire Hathaway, Inc. Class B (b)	93,519	19,211,608
Insurance - 26.0%
Insurance Brokers - 2.8%
Willis Group Holdings PLC	53,700	10,483,314
Life & Health Insurance - 2.3%
CNO Financial Group, Inc.	87,800	1,484,698
Torchmark Corp.	77,980	7,121,134
		8,605,832
Multi-Line Insurance - 7.7%
American International Group, Inc.	193,700	10,845,263
Assurant, Inc.	31,200	3,536,832
Hartford Financial Services Group, Inc.	260,500	15,012,615
		29,394,710
Property & Casualty Insurance - 10.3%
Axis Capital Holdings Ltd.	84,800	5,399,216
Beazley PLC	407,000	2,853,402
FNF Group	267,250	11,459,680
Hiscox Ltd.	152,000	3,142,402
RSA Insurance Group PLC	213,600	1,456,209
The Travelers Companies, Inc.	101,200	14,837,944
		39,148,853
Reinsurance - 2.9%
Reinsurance Group of America, Inc.	70,400	10,976,768

TOTAL INSURANCE		98,609,477

IT Services - 1.6%
Data Processing & Outsourced Services - 1.6%
GreenSky, Inc. Class A (a)(b)	70,200	802,386
Visa, Inc. Class A	30,500	5,429,000
		6,231,386
Mortgage Real Estate Investment Trusts - 2.8%
Mortgage REITs - 2.8%
AGNC Investment Corp.	339,200	5,813,888
MFA Financial, Inc.	678,398	4,870,898
		10,684,786
Software - 1.0%
Application Software - 1.0%
Black Knight, Inc. (b)	61,483	3,893,104
Thrifts & Mortgage Finance - 2.3%
Thrifts & Mortgage Finance - 2.3%
Essent Group Ltd.	91,600	4,228,256
MGIC Investment Corp.	339,200	4,358,720
		8,586,976
TOTAL COMMON STOCKS
(Cost $322,643,207)		378,423,779

Money Market Funds - 1.3%
Fidelity Cash Central Fund 2.43% (c)	1,991,948	1,992,347
Fidelity Securities Lending Cash Central Fund 2.43% (c)(d)	3,041,071	3,041,375
TOTAL MONEY MARKET FUNDS
(Cost $5,033,722)		5,033,722
TOTAL INVESTMENT IN SECURITIES - 101.0%
(Cost $327,676,929)		383,457,501
NET OTHER ASSETS (LIABILITIES) - (1.0)%		(3,739,696)
NET ASSETS - 100%		$379,717,805

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$177,351
Fidelity Securities Lending Cash Central Fund	3,627
Total	$180,978

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Financial Services Fund

Financial Statements

Statement of Assets and Liabilities

		July 31, 2019
Assets
Investment in securities, at value (including securities loaned of $2,963,313) — See accompanying schedule: Unaffiliated issuers (cost $322,643,207)	$378,423,779
Fidelity Central Funds (cost $5,033,722)	5,033,722
Total Investment in Securities (cost $327,676,929)		$383,457,501
Receivable for fund shares sold		232,643
Dividends receivable		285,968
Distributions receivable from Fidelity Central Funds		8,431
Prepaid expenses		4,547
Other receivables		9,241
Total assets		383,998,331
Liabilities
Payable for fund shares redeemed	$831,720
Accrued management fee	172,150
Distribution and service plan fees payable	110,674
Other affiliated payables	77,323
Other payables and accrued expenses	47,284
Collateral on securities loaned	3,041,375
Total liabilities		4,280,526
Net Assets		$379,717,805
Net Assets consist of:
Paid in capital		$335,111,434
Total distributable earnings (loss)		44,606,371
Net Assets		$379,717,805
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($145,798,547 ÷ 6,790,688 shares)(a)		$21.47
Maximum offering price per share (100/94.25 of $21.47)		$22.78
Class M:
Net Asset Value and redemption price per share ($48,210,262 ÷ 2,270,975 shares)(a)		$21.23
Maximum offering price per share (100/96.50 of $21.23)		$22.00
Class C:
Net Asset Value and offering price per share ($71,609,394 ÷ 3,574,037 shares)(a)		$20.04
Class I:
Net Asset Value, offering price and redemption price per share ($107,058,976 ÷ 4,842,551 shares)		$22.11
Class Z:
Net Asset Value, offering price and redemption price per share ($7,040,626 ÷ 318,765 shares)		$22.09

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2019
Investment Income
Dividends		$9,973,259
Income from Fidelity Central Funds (including $3,627 from security lending)		180,978
Total income		10,154,237
Expenses
Management fee	$2,300,721
Transfer agent fees	873,324
Distribution and service plan fees	1,551,626
Accounting and security lending fees	166,066
Custodian fees and expenses	13,064
Independent trustees' fees and expenses	2,459
Registration fees	86,676
Audit	51,860
Legal	4,386
Miscellaneous	3,527
Total expenses before reductions	5,053,709
Expense reductions	(43,039)
Total expenses after reductions		5,010,670
Net investment income (loss)		5,143,567
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(9,908,280)
Fidelity Central Funds	(216)
Foreign currency transactions	496
Total net realized gain (loss)		(9,908,000)
Change in net unrealized appreciation (depreciation) on investment securities		3,979,373
Net gain (loss)		(5,928,627)
Net increase (decrease) in net assets resulting from operations		$(785,060)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2019	Year ended July 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,143,567	$1,996,291
Net realized gain (loss)	(9,908,000)	33,137,833
Change in net unrealized appreciation (depreciation)	3,979,373	8,327,838
Net increase (decrease) in net assets resulting from operations	(785,060)	43,461,962
Distributions to shareholders	(15,043,375)	–
Distributions to shareholders from net investment income	–	(1,262,427)
Distributions to shareholders from net realized gain	–	(200,477)
Total distributions	(15,043,375)	(1,462,904)
Share transactions - net increase (decrease)	(116,089,686)	90,190,966
Total increase (decrease) in net assets	(131,918,121)	132,190,024
Net Assets
Beginning of period	511,635,926	379,445,902
End of period	$379,717,805	$511,635,926
Other Information
Undistributed net investment income end of period		$817,591

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Financial Services Fund Class A

Years ended July 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$21.84	$19.55	$15.43	$16.53	$14.97
Income from Investment Operations
Net investment income (loss)A	.27	.12	.08	.11	.10
Net realized and unrealized gain (loss)	.07B	2.25	4.08	(1.13)	1.59C
Total from investment operations	.34	2.37	4.16	(1.02)	1.69
Distributions from net investment income	(.18)	(.07)	(.04)	(.07)	(.13)
Distributions from net realized gain	(.53)	(.01)	–	(.01)	–
Total distributions	(.71)	(.08)	(.04)	(.08)	(.13)
Redemption fees added to paid in capitalA	–	–	–D	–D	–D
Net asset value, end of period	$21.47	$21.84	$19.55	$15.43	$16.53
Total ReturnE,F	2.05%	12.13%	26.97%	(6.15)%	11.29%C
Ratios to Average Net AssetsG,H
Expenses before reductions	1.08%	1.10%	1.12%	1.15%	1.17%
Expenses net of fee waivers, if any	1.07%	1.10%	1.12%	1.15%	1.17%
Expenses net of all reductions	1.07%	1.09%	1.12%	1.15%	1.17%
Net investment income (loss)	1.31%	.55%	.48%	.77%	.61%
Supplemental Data
Net assets, end of period (000 omitted)	$145,799	$174,786	$144,144	$97,011	$102,983
Portfolio turnover rateI	51%	46%	81%	63%	44%

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been 10.97%

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Financial Services Fund Class M

Years ended July 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$21.60	$19.34	$15.29	$16.41	$14.86
Income from Investment Operations
Net investment income (loss)A	.21	.06	.04	.07	.05
Net realized and unrealized gain (loss)	.07B	2.23	4.03	(1.13)	1.58C
Total from investment operations	.28	2.29	4.07	(1.06)	1.63
Distributions from net investment income	(.13)	(.02)	(.02)	(.05)	(.08)
Distributions from net realized gain	(.53)	(.01)	–	(.01)	–
Total distributions	(.65)D	(.03)	(.02)	(.06)	(.08)
Redemption fees added to paid in capitalA	–	–	–E	–E	–E
Net asset value, end of period	$21.23	$21.60	$19.34	$15.29	$16.41
Total ReturnF,G	1.77%	11.84%	26.63%	(6.43)%	10.98%C
Ratios to Average Net AssetsH,I
Expenses before reductions	1.34%	1.37%	1.40%	1.45%	1.45%
Expenses net of fee waivers, if any	1.34%	1.37%	1.40%	1.45%	1.45%
Expenses net of all reductions	1.33%	1.36%	1.40%	1.44%	1.45%
Net investment income (loss)	1.04%	.28%	.20%	.47%	.33%
Supplemental Data
Net assets, end of period (000 omitted)	$48,210	$53,178	$45,920	$30,044	$34,314
Portfolio turnover rateJ	51%	46%	81%	63%	44%

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been 10.66%

 D Total distributions of $.65 per share is comprised of distributions from net investment income of $.128 and distributions from net realized gain of $.525 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Financial Services Fund Class C

Years ended July 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$20.41	$18.34	$14.55	$15.67	$14.22
Income from Investment Operations
Net investment income (loss)A	.11	(.04)	(.05)	–B	(.02)
Net realized and unrealized gain (loss)	.07C	2.11	3.84	(1.08)	1.51D
Total from investment operations	.18	2.07	3.79	(1.08)	1.49
Distributions from net investment income	(.03)	–	–B	(.03)	(.04)
Distributions from net realized gain	(.53)	–	–	(.01)	–
Total distributions	(.55)E	–	–B	(.04)	(.04)
Redemption fees added to paid in capitalA	–	–	–B	–B	–B
Net asset value, end of period	$20.04	$20.41	$18.34	$14.55	$15.67
Total ReturnF,G	1.29%	11.29%	26.06%	(6.88)%	10.45%D
Ratios to Average Net AssetsH,I
Expenses before reductions	1.83%	1.86%	1.87%	1.90%	1.90%
Expenses net of fee waivers, if any	1.82%	1.85%	1.87%	1.90%	1.90%
Expenses net of all reductions	1.82%	1.85%	1.87%	1.89%	1.90%
Net investment income (loss)	.56%	(.20)%	(.27)%	.02%	(.12)%
Supplemental Data
Net assets, end of period (000 omitted)	$71,609	$120,947	$92,593	$47,505	$50,206
Portfolio turnover rateJ	51%	46%	81%	63%	44%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 D Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been 10.13%

 E Total distributions of $.55 per share is comprised of distributions from net investment income of $.027 and distributions from net realized gain of $.525 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the contingent deferred sales charge.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Financial Services Fund Class I

Years ended July 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$22.47	$20.11	$15.84	$16.94	$15.34
Income from Investment Operations
Net investment income (loss)A	.33	.18	.14	.17	.15
Net realized and unrealized gain (loss)	.08B	2.32	4.19	(1.17)	1.62C
Total from investment operations	.41	2.50	4.33	(1.00)	1.77
Distributions from net investment income	(.25)	(.13)	(.06)	(.09)	(.17)
Distributions from net realized gain	(.53)	(.01)	–	(.01)	–
Total distributions	(.77)D	(.14)	(.06)	(.10)	(.17)
Redemption fees added to paid in capitalA	–	–	–E	–E	–E
Net asset value, end of period	$22.11	$22.47	$20.11	$15.84	$16.94
Total ReturnF	2.36%	12.43%	27.36%	(5.89)%	11.61%C
Ratios to Average Net AssetsG,H
Expenses before reductions	.80%	.83%	.84%	.85%	.84%
Expenses net of fee waivers, if any	.79%	.83%	.84%	.85%	.84%
Expenses net of all reductions	.79%	.82%	.83%	.84%	.84%
Net investment income (loss)	1.59%	.83%	.76%	1.07%	.94%
Supplemental Data
Net assets, end of period (000 omitted)	$107,059	$162,724	$96,789	$20,588	$42,443
Portfolio turnover rateI	51%	46%	81%	63%	44%

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been 11.29%

 D Total distributions of $.77 per share is comprised of distributions from net investment income of $.245 and distributions from net realized gain of $.525 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Financial Services Fund Class Z

Year ended July 31,	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$21.99
Income from Investment Operations
Net investment income (loss)B	.25
Net realized and unrealized gain (loss)	.66C
Total from investment operations	.91
Distributions from net investment income	(.29)
Distributions from net realized gain	(.53)
Total distributions	(.81)D
Net asset value, end of period	$22.09
Total ReturnE,F	4.72%
Ratios to Average Net AssetsG,H
Expenses before reductions	.66%I
Expenses net of fee waivers, if any	.65%I
Expenses net of all reductions	.65%I
Net investment income (loss)	1.44%I
Supplemental Data
Net assets, end of period (000 omitted)	$7,041
Portfolio turnover rateJ	51%

 A For the period October 2, 2018 (commencement of sale of shares) to July 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 D Total distributions of $.81 per share is comprised of distributions from net investment income of $.286 and distributions from net realized gain of $.525 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Health Care Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2019	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(3.05)%	8.98%	16.86%
Class M (incl. 3.50% sales charge)	(0.98)%	9.20%	16.84%
Class C (incl. contingent deferred sales charge)	1.14%	9.45%	16.70%
Class I	3.14%	10.56%	17.88%
Class Z	3.28%	10.59%	17.89%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Health Care Fund - Class A on July 31, 2009, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$47,512	Fidelity Advisor® Health Care Fund - Class A
$37,171	S&P 500® Index

Fidelity Advisor® Health Care Fund

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 7.99% for the 12 months ending July 31, 2019, beginning the new year on a high note after enduring a historically volatile final quarter of 2018. Upbeat company earnings/outlooks and signs the Federal Reserve may pause on rates boosted stocks to an all-time high on April 30. In May, however, volatility spiked and stocks returned -6.35% for the month amid the Fed’s decision to hold interest rates steady and signal that it had little appetite to adjust them any time soon, as well as retaliatory tariffs imposed on the U.S. by China. The downtrend was similar to late 2018, when many investors fled from risk assets on elevated concerns about future economic growth, global trade and tighter monetary policy. The bull market roared back in June, with the S&P 500® rising 7.05%, and recorded a series of all-time highs in a productive July (+1.44%). For the full 12 months, growth stocks outpaced value, while large-caps handily bested small-caps. By sector, information technology (+19%) led the way, boosted by continued strength in software & services (+26%), the market’s largest industry segment. Three defensive groups also stood out – real estate (+18%), utilities (+17%) and consumer staples (+15%) – followed by consumer discretionary (+10%) and communication services (+8%). In contrast, energy (-16%) was by far the weakest sector. Other notable laggards included materials (0%), financials (+3%), industrials (+4%) and health care (+4%).

Comments from Portfolio Manager Eddie Yoon:  For the fiscal year, the fund's share classes returned about 3% (excluding sales charges, if applicable), modestly trailing the 3.88% result of the MSCI U.S. IMI Health Care 25/50 Index and underperforming the 7.99% result of the broad-market S&P 500® index. Health care stocks underperformed the broad market this period amid a resurgence of legal and political rhetoric around the Affordable Care Act (ACA) and the potential for a "Medicare-for-all" scenario. However, the positive return overall for the health care sector overall was driven by strong demand, solid corporate fundamentals and innovation. Versus the MSCI sector index, stock selection in pharmaceuticals hurt fund performance most, especially not owning index heavyweight and pharma giant Merck (+29%), which benefited as its cancer drug Keytruda continued to demonstrate robust efficacy across tumor types. Avoiding health care equipment firm and index component Abbott Laboratories (+35%) and an overweighting in health insurance company Humana (-5%) also held back the fund’s relative result. On the flip side, stock selection in biotech was a big plus for the fund, although an overweighting in the industry somewhat tempered the outperformance here. In biotech, Array BioPharma (+212%) was a large relative contributor, while a large position in medical device maker Boston Scientific (+26%) was the fund’s biggest relative contributor this period. Array was not held in the fund at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Advisor® Health Care Fund

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2019

% of fund's net assets
UnitedHealth Group, Inc.	8.3
Boston Scientific Corp.	7.0
Becton, Dickinson & Co.	5.6
AstraZeneca PLC (United Kingdom)	5.2
Roche Holding AG (participation certificate)	5.0
Vertex Pharmaceuticals, Inc.	4.1
Cigna Corp.	3.7
Humana, Inc.	3.7
Stryker Corp.	3.6
HCA Holdings, Inc.	2.6
48.8

Top Industries (% of fund's net assets)

As of July 31, 2019
Health Care Equipment & Supplies	29.1%
Health Care Providers & Services	25.8%
Biotechnology	23.7%
Pharmaceuticals	17.3%
Life Sciences Tools & Services	1.5%
All Others*	2.6%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Fidelity Advisor® Health Care Fund

Schedule of Investments July 31, 2019

Showing Percentage of Net Assets

Common Stocks - 97.5%
	Shares	Value
Biotechnology - 23.3%
Biotechnology - 23.3%
AbbVie, Inc.	400,000	$26,648,000
Abeona Therapeutics, Inc. (a)	407,406	1,055,182
Acceleron Pharma, Inc. (a)	360,000	15,717,600
Acorda Therapeutics, Inc. (a)	600,000	4,158,000
Alexion Pharmaceuticals, Inc. (a)	925,000	104,793,250
Allakos, Inc. (a)(b)	400,000	13,908,000
Allogene Therapeutics, Inc. (b)	210,000	6,510,000
Alnylam Pharmaceuticals, Inc. (a)	248,396	19,273,046
Amgen, Inc.	170,000	31,718,600
Amicus Therapeutics, Inc. (a)	900,000	11,160,000
AnaptysBio, Inc. (a)	252,059	13,538,089
Argenx SE ADR (a)	313,436	44,025,221
Ascendis Pharma A/S sponsored ADR (a)	402,700	46,616,552
Atara Biotherapeutics, Inc. (a)	111,769	1,594,944
BeiGene Ltd. ADR (a)	210,000	28,841,400
bluebird bio, Inc. (a)	200,000	26,246,000
Blueprint Medicines Corp. (a)	500,000	50,075,000
Cellectis SA sponsored ADR (a)	320,000	4,656,000
FibroGen, Inc. (a)	740,000	34,972,400
GlycoMimetics, Inc. (a)	500,000	4,615,000
Gritstone Oncology, Inc.	300,000	3,150,000
Immunomedics, Inc. (a)(b)	766,500	11,305,875
Insmed, Inc. (a)	720,000	15,804,000
Intercept Pharmaceuticals, Inc. (a)	136,924	8,605,673
Kura Oncology, Inc. (a)	540,000	10,324,800
Morphosys AG (a)	100,000	12,099,510
Neurocrine Biosciences, Inc. (a)	460,000	44,339,400
Principia Biopharma, Inc.	352,658	13,097,718
Sage Therapeutics, Inc. (a)	39,900	6,397,566
Sarepta Therapeutics, Inc. (a)	580,000	86,333,000
Scholar Rock Holding Corp. (a)	36,600	449,814
The Medicines Company (a)(b)	500,000	17,920,000
uniQure B.V. (a)	210,000	12,316,500
Vertex Pharmaceuticals, Inc. (a)	1,000,000	166,620,000
Viking Therapeutics, Inc. (a)(b)	560,000	4,306,400
Xencor, Inc. (a)	605,927	26,672,907
Zymeworks, Inc. (a)	407,267	9,306,051
		939,171,498
Diversified Consumer Services - 0.1%
Specialized Consumer Services - 0.1%
Carriage Services, Inc.	240,000	4,588,800
Health Care Equipment & Supplies - 29.1%
Health Care Equipment - 28.4%
Atricure, Inc. (a)	722,000	23,161,760
Becton, Dickinson & Co.	900,000	227,520,000
Boston Scientific Corp. (a)	6,700,000	284,482,000
Danaher Corp.	460,000	64,630,000
Hologic, Inc. (a)	1,090,000	55,862,500
Insulet Corp. (a)	547,752	67,340,631
Intuitive Surgical, Inc. (a)	196,000	101,823,960
Masimo Corp. (a)	340,000	53,669,000
Penumbra, Inc. (a)	394,200	66,067,920
Stryker Corp.	690,000	144,748,200
Varian Medical Systems, Inc. (a)	130,000	15,258,100
Wright Medical Group NV (a)	1,500,000	43,290,000
		1,147,854,071
Health Care Supplies - 0.7%
Hoya Corp.	180,000	13,906,609
ICU Medical, Inc. (a)	50,000	12,722,000
		26,628,609

TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		1,174,482,680

Health Care Providers & Services - 25.7%
Health Care Distributors & Services - 0.9%
Covetrus, Inc. (a)	540,000	12,781,800
EBOS Group Ltd.	1,400,000	22,896,221
		35,678,021
Health Care Facilities - 2.6%
HCA Holdings, Inc.	800,000	106,808,000
Health Care Services - 4.4%
1Life Healthcare, Inc. (a)(c)(d)	160,901	2,157,682
Cigna Corp.	890,000	151,228,800
G1 Therapeutics, Inc. (a)	440,000	10,916,400
Premier, Inc. (a)	300,000	11,625,000
		175,927,882
Managed Health Care - 17.8%
Centene Corp. (a)	1,500,000	78,135,000
HealthEquity, Inc. (a)	330,000	27,053,400
Humana, Inc.	500,000	148,375,000
Molina Healthcare, Inc. (a)	340,000	45,145,200
Notre Dame Intermedica Participacoes SA	2,560,000	29,313,873
UnitedHealth Group, Inc.	1,340,000	333,673,400
Wellcare Health Plans, Inc. (a)	200,000	57,450,000
		719,145,873

TOTAL HEALTH CARE PROVIDERS & SERVICES		1,037,559,776

Health Care Technology - 0.2%
Health Care Technology - 0.2%
Castlight Health, Inc. (a)	332,100	534,681
Castlight Health, Inc. Class B (a)	1,069,700	1,722,217
Health Catalyst, Inc.	78,100	3,455,925
		5,712,823
Life Sciences Tools & Services - 1.5%
Life Sciences Tools & Services - 1.5%
Avantor, Inc.	1,520,000	26,736,800
Lonza Group AG	100,000	34,317,028
		61,053,828
Pharmaceuticals - 17.1%
Pharmaceuticals - 17.1%
Allergan PLC	520,000	83,460,000
Amneal Pharmaceuticals, Inc. (a)	184,950	676,917
AstraZeneca PLC (United Kingdom)	2,450,000	211,664,992
Bristol-Myers Squibb Co.	600,000	26,646,000
Dechra Pharmaceuticals PLC	860,000	30,810,623
Eli Lilly & Co.	400,000	43,580,000
MyoKardia, Inc. (a)	262,300	14,276,989
Nektar Therapeutics (a)	500,000	14,230,000
Recordati SpA	330,000	14,806,014
Roche Holding AG (participation certificate)	760,250	203,492,471
RPI International Holdings LP (a)(c)(d)	61,683	9,437,499
Theravance Biopharma, Inc. (a)	550,000	11,467,500
Turning Point Therapeutics, Inc.	25,649	1,021,856
Zogenix, Inc. (a)	540,000	26,011,800
		691,582,661
Software - 0.5%
Application Software - 0.5%
Benefitfocus, Inc. (a)	800,000	19,992,000
TOTAL COMMON STOCKS
(Cost $2,988,735,168)		3,934,144,066

Convertible Preferred Stocks - 0.8%
Biotechnology - 0.4%
Biotechnology - 0.4%
BioNTech AG:
Series A (a)(c)(d)	27,793	8,816,508
Series A (c)	6,787	2,152,975
Series B (c)	15,345	4,867,748
Generation Bio Series B (a)(c)(d)	52,700	479,043
		16,316,274
Health Care Providers & Services - 0.1%
Health Care Services - 0.1%
1Life Healthcare, Inc. Series G (a)(c)(d)	322,145	4,319,964
Pharmaceuticals - 0.2%
Pharmaceuticals - 0.2%
Harmony Biosciences II, Inc. Series A (a)(c)(d)	4,262,580	8,354,657
Software - 0.1%
Application Software - 0.1%
Outset Medical, Inc.:
Series C (a)(c)(d)	1,003,280	3,120,201
Series D (c)(d)	884,245	2,750,002
		5,870,203
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $25,216,176)		34,861,098

Money Market Funds - 2.8%
Fidelity Cash Central Fund 2.43% (e)	77,958,041	77,973,632
Fidelity Securities Lending Cash Central Fund 2.43% (e)(f)	34,921,093	34,924,585
TOTAL MONEY MARKET FUNDS
(Cost $112,898,093)		112,898,217
TOTAL INVESTMENT IN SECURITIES - 101.1%
(Cost $3,126,849,437)		4,081,903,381
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(46,352,533)
NET ASSETS - 100%		$4,035,550,848

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Level 3 security

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $39,435,556 or 1.0% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
1Life Healthcare, Inc.	9/28/18	$1,999,999
1Life Healthcare, Inc. Series G	4/10/14	$2,121,583
BioNTech AG Series A	12/29/17	$6,086,907
Generation Bio Series B	2/21/18	$481,978
Harmony Biosciences II, Inc. Series A	9/22/17	$4,262,580
Outset Medical, Inc. Series C	4/19/17	$2,600,000
Outset Medical, Inc. Series D	8/20/18	$2,750,002
RPI International Holdings LP	5/21/15 - 3/23/16	$8,207,868

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,487,487
Fidelity Securities Lending Cash Central Fund	365,941
Total	$1,853,428

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$3,934,144,066	$3,484,495,201	$438,053,684	$11,595,181
Convertible Preferred Stocks	34,861,098	--	--	34,861,098
Money Market Funds	112,898,217	112,898,217	--	--
Total Investments in Securities:	$4,081,903,381	$3,597,393,418	$438,053,684	$46,456,279

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Beginning Balance	$25,071,084
Total Realized Gain (Loss)	--
Total Unrealized Gain (Loss)	9,722,068
Cost of Purchases	11,663,127
Proceeds of Sales	--
Amortization/Accretion	--
Transfers in to Level 3	--
Transfers out of Level 3	--
Ending Balance	$46,456,279
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2019	$9,722,068

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	78.1%
United Kingdom	6.0%
Switzerland	5.8%
Netherlands	2.5%
Ireland	2.1%
Cayman Islands	1.2%
Denmark	1.2%
Others (Individually Less Than 1%)	3.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Health Care Fund

Financial Statements

Statement of Assets and Liabilities

		July 31, 2019
Assets
Investment in securities, at value (including securities loaned of $33,565,387) — See accompanying schedule: Unaffiliated issuers (cost $3,013,951,344)	$3,969,005,164
Fidelity Central Funds (cost $112,898,093)	112,898,217
Total Investment in Securities (cost $3,126,849,437)		$4,081,903,381
Receivable for investments sold		20,273,936
Receivable for fund shares sold		3,370,959
Dividends receivable		2,497,345
Distributions receivable from Fidelity Central Funds		137,200
Prepaid expenses		29,382
Other receivables		87,265
Total assets		4,108,299,468
Liabilities
Payable for investments purchased	$31,238,779
Payable for fund shares redeemed	3,139,428
Accrued management fee	1,815,929
Distribution and service plan fees payable	856,811
Other affiliated payables	671,324
Other payables and accrued expenses	102,828
Collateral on securities loaned	34,923,521
Total liabilities		72,748,620
Net Assets		$4,035,550,848
Net Assets consist of:
Paid in capital		$3,074,477,431
Total distributable earnings (loss)		961,073,417
Net Assets		$4,035,550,848
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($1,121,410,739 ÷ 22,788,395 shares)(a)		$49.21
Maximum offering price per share (100/94.25 of $49.21)		$52.21
Class M:
Net Asset Value and redemption price per share ($306,757,719 ÷ 6,704,743 shares)(a)		$45.75
Maximum offering price per share (100/96.50 of $45.75)		$47.41
Class C:
Net Asset Value and offering price per share ($585,092,588 ÷ 15,117,892 shares)(a)		$38.70
Class I:
Net Asset Value, offering price and redemption price per share ($1,783,417,019 ÷ 33,164,967 shares)		$53.77
Class Z:
Net Asset Value, offering price and redemption price per share ($238,872,783 ÷ 4,436,849 shares)		$53.84

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2019
Investment Income
Dividends		$31,228,456
Income from Fidelity Central Funds (including $365,941 from security lending)		1,853,428
Total income		33,081,884
Expenses
Management fee	$20,116,441
Transfer agent fees	6,859,205
Distribution and service plan fees	10,559,741
Accounting and security lending fees	1,034,651
Custodian fees and expenses	104,791
Independent trustees' fees and expenses	19,736
Registration fees	224,423
Audit	53,189
Legal	17,372
Miscellaneous	24,955
Total expenses before reductions	39,014,504
Expense reductions	(66,308)
Total expenses after reductions		38,948,196
Net investment income (loss)		(5,866,312)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	65,667,176
Fidelity Central Funds	(1,483)
Foreign currency transactions	100,038
Total net realized gain (loss)		65,765,731
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	46,330,602
Fidelity Central Funds	124
Assets and liabilities in foreign currencies	4,605
Total change in net unrealized appreciation (depreciation)		46,335,331
Net gain (loss)		112,101,062
Net increase (decrease) in net assets resulting from operations		$106,234,750

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2019	Year ended July 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(5,866,312)	$(7,253,427)
Net realized gain (loss)	65,765,731	188,469,012
Change in net unrealized appreciation (depreciation)	46,335,331	338,700,272
Net increase (decrease) in net assets resulting from operations	106,234,750	519,915,857
Distributions to shareholders	(164,979,965)	–
Distributions to shareholders from net realized gain	–	(585,049)
Total distributions	(164,979,965)	(585,049)
Share transactions - net increase (decrease)	806,362,559	93,098,490
Total increase (decrease) in net assets	747,617,344	612,429,298
Net Assets
Beginning of period	3,287,933,504	2,675,504,206
End of period	$4,035,550,848	$3,287,933,504
Other Information
Accumulated net investment loss end of period		$(7,538,744)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Health Care Fund Class A

Years ended July 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$50.14	$41.85	$38.23	$45.17	$37.72
Income from Investment Operations
Net investment income (loss)A	(.07)	(.07)	(.04)	(.09)	(.19)
Net realized and unrealized gain (loss)	1.36	8.36	3.66	(4.30)	12.03
Total from investment operations	1.29	8.29	3.62	(4.39)	11.84
Distributions from net realized gain	(2.22)	–	–	(2.55)	(4.39)
Total distributions	(2.22)	–	–	(2.55)	(4.39)
Redemption fees added to paid in capitalA	–	–	–B	–B	–B
Net asset value, end of period	$49.21	$50.14	$41.85	$38.23	$45.17
Total ReturnC,D	2.87%	19.81%	9.47%	(9.82)%	34.07%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.02%	1.05%	1.04%	1.04%	1.04%
Expenses net of fee waivers, if any	1.02%	1.05%	1.04%	1.04%	1.04%
Expenses net of all reductions	1.02%	1.04%	1.04%	1.04%	1.04%
Net investment income (loss)	(.14)%	(.16)%	(.10)%	(.25)%	(.45)%
Supplemental Data
Net assets, end of period (000 omitted)	$1,121,411	$1,003,430	$875,176	$1,159,614	$1,374,654
Portfolio turnover rateG	45%	81%	64%	67%	80%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Health Care Fund Class M

Years ended July 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$46.89	$39.25	$35.95	$42.68	$35.87
Income from Investment Operations
Net investment income (loss)A	(.18)	(.18)	(.13)	(.18)	(.28)
Net realized and unrealized gain (loss)	1.26	7.82	3.43	(4.06)	11.39
Total from investment operations	1.08	7.64	3.30	(4.24)	11.11
Distributions from net realized gain	(2.22)	–	–	(2.49)	(4.30)
Total distributions	(2.22)	–	–	(2.49)	(4.30)
Redemption fees added to paid in capitalA	–	–	–B	–B	–B
Net asset value, end of period	$45.75	$46.89	$39.25	$35.95	$42.68
Total ReturnC,D	2.61%	19.46%	9.18%	(10.05)%	33.69%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.28%	1.32%	1.31%	1.31%	1.31%
Expenses net of fee waivers, if any	1.28%	1.32%	1.31%	1.31%	1.31%
Expenses net of all reductions	1.28%	1.31%	1.31%	1.31%	1.30%
Net investment income (loss)	(.40)%	(.43)%	(.37)%	(.52)%	(.72)%
Supplemental Data
Net assets, end of period (000 omitted)	$306,758	$298,061	$269,332	$293,556	$348,886
Portfolio turnover rateG	45%	81%	64%	67%	80%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Health Care Fund Class C

Years ended July 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$40.21	$33.82	$31.12	$37.45	$32.03
Income from Investment Operations
Net investment income (loss)A	(.34)	(.33)	(.26)	(.30)	(.41)
Net realized and unrealized gain (loss)	1.05	6.72	2.96	(3.57)	10.05
Total from investment operations	.71	6.39	2.70	(3.87)	9.64
Distributions from net realized gain	(2.22)	–	–	(2.46)	(4.22)
Total distributions	(2.22)	–	–	(2.46)	(4.22)
Redemption fees added to paid in capitalA	–	–	–B	–B	–B
Net asset value, end of period	$38.70	$40.21	$33.82	$31.12	$37.45
Total ReturnC,D	2.10%	18.89%	8.68%	(10.50)%	33.04%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.77%	1.80%	1.79%	1.79%	1.79%
Expenses net of fee waivers, if any	1.77%	1.80%	1.79%	1.79%	1.79%
Expenses net of all reductions	1.77%	1.79%	1.79%	1.79%	1.79%
Net investment income (loss)	(.88)%	(.91)%	(.85)%	(1.00)%	(1.20)%
Supplemental Data
Net assets, end of period (000 omitted)	$585,093	$669,639	$619,991	$695,374	$761,070
Portfolio turnover rateG	45%	81%	64%	67%	80%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Health Care Fund Class I

Years ended July 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$54.43	$45.35	$41.31	$48.53	$40.22
Income from Investment Operations
Net investment income (loss)A	.07	.05	.07	–B	(.09)
Net realized and unrealized gain (loss)	1.49	9.06	3.97	(4.62)	12.88
Total from investment operations	1.56	9.11	4.04	(4.62)	12.79
Distributions from net realized gain	(2.22)	(.03)	–	(2.60)	(4.48)
Total distributions	(2.22)	(.03)	–	(2.60)	(4.48)
Redemption fees added to paid in capitalA	–	–	–B	–B	–B
Net asset value, end of period	$53.77	$54.43	$45.35	$41.31	$48.53
Total ReturnC	3.14%	20.09%	9.78%	(9.60)%	34.40%
Ratios to Average Net AssetsD,E
Expenses before reductions	.76%	.79%	.78%	.78%	.79%
Expenses net of fee waivers, if any	.76%	.79%	.78%	.78%	.79%
Expenses net of all reductions	.76%	.78%	.78%	.78%	.78%
Net investment income (loss)	.13%	.10%	.16%	.01%	(.20)%
Supplemental Data
Net assets, end of period (000 omitted)	$1,783,417	$1,316,804	$911,005	$658,848	$832,415
Portfolio turnover rateF	45%	81%	64%	67%	80%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Health Care Fund Class Z

Year ended July 31,	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$57.87
Income from Investment Operations
Net investment income (loss)B	.13
Net realized and unrealized gain (loss)	(1.94)C
Total from investment operations	(1.81)
Distributions from net realized gain	(2.22)
Total distributions	(2.22)
Net asset value, end of period	$53.84
Total ReturnD,E	(2.86)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.62%H
Expenses net of fee waivers, if any	.62%H
Expenses net of all reductions	.62%H
Net investment income (loss)	.30%H
Supplemental Data
Net assets, end of period (000 omitted)	$238,873
Portfolio turnover rateI	45%

 A For the period October 2, 2018 (commencement of sale of shares) to July 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Industrials Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2019	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(3.81)%	7.38%	12.96%
Class M (incl. 3.50% sales charge)	(1.78)%	7.60%	12.94%
Class C (incl. contingent deferred sales charge)	0.38%	7.84%	12.79%
Class I	2.31%	8.95%	13.95%
Class Z	2.43%	8.97%	13.96%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Industrials Fund - Class A on July 31, 2009, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$33,833	Fidelity Advisor® Industrials Fund - Class A
$37,171	S&P 500® Index

Fidelity Advisor® Industrials Fund

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 7.99% for the 12 months ending July 31, 2019, beginning the new year on a high note after enduring a historically volatile final quarter of 2018. Upbeat company earnings/outlooks and signs the Federal Reserve may pause on rates boosted stocks to an all-time high on April 30. In May, however, volatility spiked and stocks returned -6.35% for the month amid the Fed’s decision to hold interest rates steady and signal that it had little appetite to adjust them any time soon, as well as retaliatory tariffs imposed on the U.S. by China. The downtrend was similar to late 2018, when many investors fled from risk assets on elevated concerns about future economic growth, global trade and tighter monetary policy. The bull market roared back in June, with the S&P 500® rising 7.05%, and recorded a series of all-time highs in a productive July (+1.44%). For the full 12 months, growth stocks outpaced value, while large-caps handily bested small-caps. By sector, information technology (+19%) led the way, boosted by continued strength in software & services (+26%), the market’s largest industry segment. Three defensive groups also stood out – real estate (+18%), utilities (+17%) and consumer staples (+15%) – followed by consumer discretionary (+10%) and communication services (+8%). In contrast, energy (-16%) was by far the weakest sector. Other notable laggards included materials (0%), financials (+3%), industrials (+4%) and health care (+4%).

Comments from Portfolio Manager Janet Glazer:  For the year, the fund’s share classes (excluding sales charges, if applicable) gained roughly 1% to 2%, trailing the 3.21% return of the MSCI U.S. IMI Industrials 25/50 Index, and also lagging the S&P 500®. Versus the MSCI index, positioning in environmental & facilities services weighed on the fund's performance most, along with security selection in aerospace & defense and positioning in airlines and in research & consulting services. Aerospace & defense was home to the fund’s largest relative detractor: an out-of-index position in Bombardier. Shares of the Canada-based aircraft/train manufacturer plunged in November after the company reported disappointing revenue growth for the third quarter. I exited this position in December. Overweighting industrial conglomerate General Electric also hurt, as did untimely positioning in rail-freight hauler CSX. Conversely, stock choices in industrial machinery notably aided the fund’s relative performance. Picks in electrical components & equipment and in human resource & employment services further lifted the fund’s result compared with the MSCI index. A large overweighting in Ireland-headquartered Ingersoll-Rand was the fund’s top relative contributor. In the commercial aerospace segment, establishing an overweighted position in HEICO and adding to our stake in TransDigm Group also proved timely.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On December 1, 2018, Janet Glazer became co-portfolio manager of the fund, joining Tobias Welo. The two managed the fund together until December 31, 2018, at which point Tobias retired from Fidelity and Janet became sole portfolio manager.

Fidelity Advisor® Industrials Fund

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2019

% of fund's net assets
AMETEK, Inc.	5.8
Union Pacific Corp.	5.7
The Boeing Co.	5.1
Roper Technologies, Inc.	4.9
Ingersoll-Rand PLC	4.4
Honeywell International, Inc.	4.2
General Electric Co.	4.0
Fortive Corp.	3.8
Equifax, Inc.	3.6
ITT, Inc.	3.5
45.0

Top Industries (% of fund's net assets)

As of July 31, 2019
Aerospace & Defense	25.5%
Industrial Conglomerates	16.6%
Machinery	12.5%
Road & Rail	11.4%
Electrical Equipment	11.0%
All Others*	23.0%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Fidelity Advisor® Industrials Fund

Schedule of Investments July 31, 2019

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value
Aerospace & Defense - 25.5%
Aerospace & Defense - 25.5%
General Dynamics Corp.	77,462	$14,403,284
Harris Corp.	96,500	20,033,400
HEICO Corp. Class A	146,110	15,398,533
Huntington Ingalls Industries, Inc.	12,450	2,842,335
Lockheed Martin Corp.	61,300	22,201,021
Northrop Grumman Corp.	49,400	17,071,158
Raytheon Co.	24,400	4,447,876
Teledyne Technologies, Inc. (a)	18,865	5,494,997
The Boeing Co.	97,100	33,128,578
TransDigm Group, Inc. (a)	36,600	17,767,104
United Technologies Corp.	97,976	13,089,594
		165,877,880
Air Freight & Logistics - 2.3%
Air Freight & Logistics - 2.3%
United Parcel Service, Inc. Class B	125,300	14,969,591
Airlines - 3.1%
Airlines - 3.1%
Delta Air Lines, Inc.	188,300	11,493,832
Southwest Airlines Co.	67,600	3,483,428
Spirit Airlines, Inc. (a)	125,100	5,307,993
		20,285,253
Building Products - 0.8%
Building Products - 0.8%
Johnson Controls International PLC	126,800	5,381,392
Commercial Services & Supplies - 4.0%
Diversified Support Services - 0.8%
Cintas Corp.	21,041	5,479,918
Environmental & Facility Services - 3.2%
Stericycle, Inc. (a)	9,300	427,428
Waste Connection, Inc. (United States)	224,500	20,366,640
		20,794,068

TOTAL COMMERCIAL SERVICES & SUPPLIES		26,273,986

Electrical Equipment - 11.0%
Electrical Components & Equipment - 11.0%
AMETEK, Inc.	417,826	37,441,387
Emerson Electric Co.	143,200	9,290,816
Fortive Corp.	322,566	24,531,144
		71,263,347
Industrial Conglomerates - 16.6%
Industrial Conglomerates - 16.6%
General Electric Co.	2,509,248	26,221,642
Honeywell International, Inc.	156,933	27,064,665
ITT, Inc.	364,730	22,766,447
Roper Technologies, Inc.	87,200	31,710,280
		107,763,034
Machinery - 12.5%
Agricultural & Farm Machinery - 1.7%
Deere & Co.	69,200	11,462,980
Construction Machinery & Heavy Trucks - 1.1%
Caterpillar, Inc.	53,300	7,018,011
Industrial Machinery - 9.7%
Gardner Denver Holdings, Inc. (a)	348,800	11,499,936
IDEX Corp.	134,098	22,557,966
Ingersoll-Rand PLC	233,500	28,874,610
		62,932,512

TOTAL MACHINERY		81,413,503

Professional Services - 10.6%
Human Resource & Employment Services - 2.1%
TriNet Group, Inc. (a)	184,204	13,546,362
Research & Consulting Services - 8.5%
CoStar Group, Inc. (a)	12,000	7,384,800
Equifax, Inc.	167,400	23,283,666
IHS Markit Ltd. (a)	43,400	2,795,828
TransUnion Holding Co., Inc.	73,300	6,068,507
Verisk Analytics, Inc.	104,600	15,869,912
		55,402,713

TOTAL PROFESSIONAL SERVICES		68,949,075

Road & Rail - 11.4%
Railroads - 9.6%
CSX Corp.	103,900	7,314,560
Norfolk Southern Corp.	94,400	18,041,728
Union Pacific Corp.	207,200	37,285,640
		62,641,928
Trucking - 1.8%
Knight-Swift Transportation Holdings, Inc. Class A	297,650	10,667,776
Schneider National, Inc. Class B	53,100	1,024,830
		11,692,606

TOTAL ROAD & RAIL		74,334,534

Trading Companies & Distributors - 1.8%
Trading Companies & Distributors - 1.8%
HD Supply Holdings, Inc. (a)	295,800	11,982,858
TOTAL COMMON STOCKS
(Cost $498,600,884)		648,494,453

Money Market Funds - 0.4%
Fidelity Cash Central Fund 2.43% (b)
(Cost $2,337,493)	2,337,026	2,337,493
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $500,938,377)		650,831,946
NET OTHER ASSETS (LIABILITIES) - 0.0%		29,418
NET ASSETS - 100%		$650,861,364

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$75,419
Fidelity Securities Lending Cash Central Fund	46,453
Total	$121,872

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Industrials Fund

Financial Statements

Statement of Assets and Liabilities

		July 31, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $498,600,884)	$648,494,453
Fidelity Central Funds (cost $2,337,493)	2,337,493
Total Investment in Securities (cost $500,938,377)		$650,831,946
Cash		624,273
Receivable for investments sold		9,083,602
Receivable for fund shares sold		156,180
Dividends receivable		354,246
Distributions receivable from Fidelity Central Funds		7,001
Prepaid expenses		7,789
Other receivables		9,091
Total assets		661,074,128
Liabilities
Payable for investments purchased	$8,390,192
Payable for fund shares redeemed	1,188,158
Accrued management fee	296,957
Distribution and service plan fees payable	160,272
Other affiliated payables	123,282
Other payables and accrued expenses	53,903
Total liabilities		10,212,764
Net Assets		$650,861,364
Net Assets consist of:
Paid in capital		$474,696,137
Total distributable earnings (loss)		176,165,227
Net Assets		$650,861,364
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($268,483,102 ÷ 6,893,019 shares)(a)		$38.95
Maximum offering price per share (100/94.25 of $38.95)		$41.33
Class M:
Net Asset Value and redemption price per share ($61,570,298 ÷ 1,620,733 shares)(a)		$37.99
Maximum offering price per share (100/96.50 of $37.99)		$39.37
Class C:
Net Asset Value and offering price per share ($90,512,339 ÷ 2,641,063 shares)(a)		$34.27
Class I:
Net Asset Value, offering price and redemption price per share ($219,218,439 ÷ 5,320,704 shares)		$41.20
Class Z:
Net Asset Value, offering price and redemption price per share ($11,077,186 ÷ 269,218 shares)		$41.15

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2019
Investment Income
Dividends		$10,665,616
Non-Cash dividends		982,347
Income from Fidelity Central Funds (including $46,453 from security lending)		121,872
Total income		11,769,835
Expenses
Management fee	$3,796,782
Transfer agent fees	1,329,726
Distribution and service plan fees	2,113,448
Accounting and security lending fees	251,300
Custodian fees and expenses	24,711
Independent trustees' fees and expenses	4,033
Registration fees	93,849
Audit	49,652
Legal	2,433
Interest	4,501
Miscellaneous	6,096
Total expenses before reductions	7,676,531
Expense reductions	(63,113)
Total expenses after reductions		7,613,418
Net investment income (loss)		4,156,417
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	44,622,950
Fidelity Central Funds	131
Foreign currency transactions	(12,573)
Total net realized gain (loss)		44,610,508
Change in net unrealized appreciation (depreciation) on investment securities		(52,846,604)
Net gain (loss)		(8,236,096)
Net increase (decrease) in net assets resulting from operations		$(4,079,679)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2019	Year ended July 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,156,417	$2,303,757
Net realized gain (loss)	44,610,508	70,245,358
Change in net unrealized appreciation (depreciation)	(52,846,604)	49,664,575
Net increase (decrease) in net assets resulting from operations	(4,079,679)	122,213,690
Distributions to shareholders	(71,563,333)	–
Distributions to shareholders from net investment income	–	(2,287,828)
Distributions to shareholders from net realized gain	–	(23,731,779)
Total distributions	(71,563,333)	(26,019,607)
Share transactions - net increase (decrease)	(107,990,031)	(77,388,887)
Total increase (decrease) in net assets	(183,633,043)	18,805,196
Net Assets
Beginning of period	834,494,407	815,689,211
End of period	$650,861,364	$834,494,407
Other Information
Undistributed net investment income end of period		$889,880

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Industrials Fund Class A

Years ended July 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$42.62	$37.89	$35.52	$37.06	$36.92
Income from Investment Operations
Net investment income (loss)A	.24	.13	.19	.15	.17
Net realized and unrealized gain (loss)	(.02)	5.87	4.24	1.34	2.76
Total from investment operations	.22	6.00	4.43	1.49	2.93
Distributions from net investment income	(.19)	(.10)	(.16)	(.14)	(.11)
Distributions from net realized gain	(3.70)	(1.17)	(1.90)	(2.89)	(2.68)
Total distributions	(3.89)	(1.27)	(2.06)	(3.03)	(2.79)
Redemption fees added to paid in capitalA	–	–	–B	–B	–B
Net asset value, end of period	$38.95	$42.62	$37.89	$35.52	$37.06
Total ReturnC,D	2.06%	15.97%	12.62%	5.04%	8.17%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.04%	1.06%	1.06%	1.06%	1.06%
Expenses net of fee waivers, if any	1.04%	1.06%	1.06%	1.06%	1.06%
Expenses net of all reductions	1.03%	1.05%	1.06%	1.06%	1.06%
Net investment income (loss)	.63%	.32%	.53%	.45%	.46%
Supplemental Data
Net assets, end of period (000 omitted)	$268,483	$303,201	$309,204	$279,055	$333,405
Portfolio turnover rateG	125%	61%	57%	53%	70%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Industrials Fund Class M

Years ended July 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$41.65	$37.03	$34.77	$36.35	$36.29
Income from Investment Operations
Net investment income (loss)A	.14	.03	.10	.06	.07
Net realized and unrealized gain (loss)	(.03)	5.74	4.14	1.31	2.71
Total from investment operations	.11	5.77	4.24	1.37	2.78
Distributions from net investment income	(.07)	–	(.08)	(.06)	(.05)
Distributions from net realized gain	(3.70)	(1.15)	(1.90)	(2.89)	(2.67)
Total distributions	(3.77)	(1.15)	(1.98)	(2.95)	(2.72)
Redemption fees added to paid in capitalA	–	–	–B	–B	–B
Net asset value, end of period	$37.99	$41.65	$37.03	$34.77	$36.35
Total ReturnC,D	1.78%	15.70%	12.33%	4.74%	7.88%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.31%	1.32%	1.32%	1.33%	1.33%
Expenses net of fee waivers, if any	1.30%	1.32%	1.32%	1.33%	1.32%
Expenses net of all reductions	1.30%	1.31%	1.32%	1.32%	1.32%
Net investment income (loss)	.37%	.07%	.27%	.19%	.20%
Supplemental Data
Net assets, end of period (000 omitted)	$61,570	$72,143	$87,253	$79,196	$88,116
Portfolio turnover rateG	125%	61%	57%	53%	70%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Industrials Fund Class C

Years ended July 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$38.09	$34.09	$32.24	$34.02	$34.13
Income from Investment Operations
Net investment income (loss)A	(.04)	(.16)	(.08)	(.09)	(.10)
Net realized and unrealized gain (loss)	(.08)	5.28	3.83	1.20	2.54
Total from investment operations	(.12)	5.12	3.75	1.11	2.44
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	(3.70)	(1.12)	(1.90)	(2.89)	(2.55)
Total distributions	(3.70)	(1.12)	(1.90)	(2.89)	(2.55)
Redemption fees added to paid in capitalA	–	–	–B	–B	–B
Net asset value, end of period	$34.27	$38.09	$34.09	$32.24	$34.02
Total ReturnC,D	1.28%	15.13%	11.76%	4.25%	7.36%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.80%	1.82%	1.82%	1.82%	1.82%
Expenses net of fee waivers, if any	1.80%	1.82%	1.82%	1.82%	1.82%
Expenses net of all reductions	1.79%	1.81%	1.81%	1.81%	1.81%
Net investment income (loss)	(.12)%	(.43)%	(.23)%	(.30)%	(.30)%
Supplemental Data
Net assets, end of period (000 omitted)	$90,512	$138,249	$134,505	$112,425	$141,494
Portfolio turnover rateG	125%	61%	57%	53%	70%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Industrials Fund Class I

Years ended July 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$44.85	$39.80	$37.21	$38.67	$38.42
Income from Investment Operations
Net investment income (loss)A	.37	.25	.31	.25	.28
Net realized and unrealized gain (loss)	(.02)	6.18	4.44	1.42	2.87
Total from investment operations	.35	6.43	4.75	1.67	3.15
Distributions from net investment income	(.30)	(.21)	(.25)	(.24)	(.22)
Distributions from net realized gain	(3.70)	(1.17)	(1.90)	(2.89)	(2.68)
Total distributions	(4.00)	(1.38)	(2.16)B	(3.13)	(2.90)
Redemption fees added to paid in capitalA	–	–	–C	–C	–C
Net asset value, end of period	$41.20	$44.85	$39.80	$37.21	$38.67
Total ReturnD	2.31%	16.30%	12.91%	5.33%	8.45%
Ratios to Average Net AssetsE,F
Expenses before reductions	.78%	.80%	.80%	.80%	.80%
Expenses net of fee waivers, if any	.77%	.80%	.80%	.80%	.80%
Expenses net of all reductions	.77%	.79%	.80%	.79%	.79%
Net investment income (loss)	.90%	.59%	.79%	.72%	.72%
Supplemental Data
Net assets, end of period (000 omitted)	$219,218	$320,902	$284,727	$133,176	$207,462
Portfolio turnover rateG	125%	61%	57%	53%	70%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $2.16 per share is comprised of distributions from net investment income of $.254 and distributions from net realized gain of $1.901 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Industrials Fund Class Z

Year ended July 31,	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$46.84
Income from Investment Operations
Net investment income (loss)B	.34
Net realized and unrealized gain (loss)	(1.94)
Total from investment operations	(1.60)
Distributions from net investment income	(.39)
Distributions from net realized gain	(3.70)
Total distributions	(4.09)
Net asset value, end of period	$41.15
Total ReturnC,D	(1.92)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.64%G
Expenses net of fee waivers, if any	.64%G
Expenses net of all reductions	.64%G
Net investment income (loss)	1.04%G
Supplemental Data
Net assets, end of period (000 omitted)	$11,077
Portfolio turnover rateH	125%

 A For the period October 2, 2018 (commencement of sale of shares) to July 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Semiconductors Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2019	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	3.84%	18.30%	17.20%
Class M (incl. 3.50% sales charge)	6.00%	18.47%	17.14%
Class C (incl. contingent deferred sales charge)	8.43%	18.79%	17.02%
Class I	10.46%	20.07%	18.23%
Class Z	10.62%	20.10%	18.25%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Semiconductors Fund - Class A on July 31, 2009, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$48,912	Fidelity Advisor® Semiconductors Fund - Class A
$37,171	S&P 500® Index

Fidelity Advisor® Semiconductors Fund

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 7.99% for the 12 months ending July 31, 2019, beginning the new year on a high note after enduring a historically volatile final quarter of 2018. Upbeat company earnings/outlooks and signs the Federal Reserve may pause on rates boosted stocks to an all-time high on April 30. In May, however, volatility spiked and stocks returned -6.35% for the month amid the Fed’s decision to hold interest rates steady and signal that it had little appetite to adjust them any time soon, as well as retaliatory tariffs imposed on the U.S. by China. The downtrend was similar to late 2018, when many investors fled from risk assets on elevated concerns about future economic growth, global trade and tighter monetary policy. The bull market roared back in June, with the S&P 500® rising 7.05%, and recorded a series of all-time highs in a productive July (+1.44%). For the full 12 months, growth stocks outpaced value, while large-caps handily bested small-caps. By sector, information technology (+19%) led the way, boosted by continued strength in software & services (+26%), the market’s largest industry segment. Three defensive groups also stood out – real estate (+18%), utilities (+17%) and consumer staples (+15%) – followed by consumer discretionary (+10%) and communication services (+8%). In contrast, energy (-16%) was by far the weakest sector. Other notable laggards included materials (0%), financials (+3%), industrials (+4%) and health care (+4%).

Comments from Portfolio Manager Stephen Barwikowski:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) gained roughly 9% to 11%, straddling the 10.11% advance of the MSCI U.S. IMI Semiconductors & Semiconductor Equipment 25/50 Index, but topping the S&P 500®. Versus the MSCI index, security selection in the fund’s core semiconductor group added considerable value for the 12 months. Overweighting semiconductor equipment and modest non-index exposure to the technology hardware, storage & peripherals segment further lifted the fund’s relative return. At the stock level, outsized positions in semiconductor designers Marvell Technology Group and Broadcom each added considerable value. I’ll also mention an overweighting in Qualcomm, which contributed on a relative basis, partly driven by the settlement of the company's patent dispute with Apple. Conversely, non-index investments in electronic manufacturing services firms, including TTM Technologies, detracted from the fund's relative performance for the period. TTM makes printed circuit boards, and its largest customer is Apple, which suffered slowing demand for its iPhone® devices. Elsewhere, it hurt to mostly avoid shares of Xilinx, a maker of FPGAs (field-programmable gate arrays) and related devices, early in the period, when the shares were strongest. Xilinx was the fund’s largest relative detractor this period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Advisor® Semiconductors Fund

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2019

% of fund's net assets
Intel Corp.	11.8
Broadcom, Inc.	9.3
Qualcomm, Inc.	9.0
Marvell Technology Group Ltd.	5.6
Micron Technology, Inc.	5.6
NVIDIA Corp.	5.5
Lam Research Corp.	4.5
NXP Semiconductors NV	4.3
ON Semiconductor Corp.	3.7
Applied Materials, Inc.	3.7
63.0

Top Industries (% of fund's net assets)

As of July 31, 2019
Semiconductors & Semiconductor Equipment	84.6%
Electronic Equipment & Components	6.9%
Communications Equipment	2.2%
Technology Hardware, Storage & Peripherals	2.0%
Software	0.8%
All Others*	3.5%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Fidelity Advisor® Semiconductors Fund

Schedule of Investments July 31, 2019

Showing Percentage of Net Assets

Common Stocks - 97.5%
	Shares	Value
Automobiles - 0.3%
Automobile Manufacturers - 0.3%
Tesla, Inc. (a)	3,600	$869,796
Communications Equipment - 2.2%
Communications Equipment - 2.2%
Applied Optoelectronics, Inc. (a)	24,900	249,249
CommScope Holding Co., Inc. (a)	372,200	5,315,016
F5 Networks, Inc. (a)	2,700	396,144
		5,960,409
Electronic Equipment & Components - 6.9%
Electronic Manufacturing Services - 6.8%
Celestica, Inc. (a)	88,960	630,726
Flextronics International Ltd. (a)	783,600	8,737,140
Jabil, Inc.	175,476	5,418,699
TTM Technologies, Inc. (a)	328,000	3,430,880
		18,217,445
Technology Distributors - 0.1%
Arrow Electronics, Inc. (a)	3,800	275,918

TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		18,493,363

Independent Power and Renewable Electricity Producers - 0.1%
Renewable Electricity - 0.1%
Bloom Energy Corp. Class A	17,400	181,830
Interactive Media & Services - 0.6%
Interactive Media & Services - 0.6%
Alphabet, Inc. Class A (a)	1,400	1,705,480
Semiconductors & Semiconductor Equipment - 84.6%
Semiconductor Equipment - 12.9%
Advanced Energy Industries, Inc. (a)	70,900	4,140,560
Amkor Technology, Inc. (a)	13,600	125,528
Applied Materials, Inc.	200,700	9,908,559
KLA-Tencor Corp.	34,200	4,662,144
Kulicke & Soffa Industries, Inc.	39,500	893,885
Lam Research Corp.	57,946	12,088,115
MKS Instruments, Inc.	31,450	2,677,339
		34,496,130
Semiconductors - 71.7%
Advanced Micro Devices, Inc. (a)	30,200	919,590
Alpha & Omega Semiconductor Ltd. (a)	108,700	1,103,305
Ambarella, Inc. (a)	9,500	474,525
Analog Devices, Inc.	54,070	6,351,062
Broadcom, Inc.	85,700	24,852,143
Dialog Semiconductor PLC (a)	700	31,949
Inphi Corp. (a)	438	26,372
Intel Corp.	624,625	31,574,793
Marvell Technology Group Ltd.	573,867	15,069,747
Maxim Integrated Products, Inc.	500	29,595
MaxLinear, Inc. Class A (a)	749	16,463
MediaTek, Inc.	4,000	39,961
Mellanox Technologies Ltd. (a)	32,700	3,682,674
Microchip Technology, Inc. (b)	78,700	7,430,854
Micron Technology, Inc. (a)	331,512	14,881,574
NVIDIA Corp.	86,523	14,598,161
NXP Semiconductors NV	112,020	11,581,748
O2Micro International Ltd. sponsored ADR (a)	16,100	21,896
ON Semiconductor Corp. (a)	461,200	9,920,412
Qorvo, Inc. (a)	61,546	4,510,706
Qualcomm, Inc.	328,026	23,998,382
Renesas Electronics Corp. (a)	1,039,200	6,199,474
Sanken Electric Co. Ltd.	49,500	1,046,057
Semtech Corp. (a)	5,300	280,211
Silicon Motion Technology Corp. sponsored ADR	15,600	564,720
Skyworks Solutions, Inc.	70,100	5,978,128
SMART Global Holdings, Inc. (a)	26,600	809,704
Synaptics, Inc. (a)	62,300	2,004,814
Tower Semiconductor Ltd. (a)	40,100	788,767
United Microelectronics Corp. sponsored ADR	182,800	398,504
Xilinx, Inc.	25,700	2,935,197
		192,121,488

TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		226,617,618

Software - 0.8%
Application Software - 0.5%
Citrix Systems, Inc.	5,700	537,168
SS&C Technologies Holdings, Inc.	17,200	824,740
		1,361,908
Systems Software - 0.3%
Symantec Corp.	36,500	786,940

TOTAL SOFTWARE		2,148,848

Technology Hardware, Storage & Peripherals - 2.0%
Technology Hardware, Storage & Peripherals - 2.0%
Samsung Electronics Co. Ltd.	34,870	1,315,211
Western Digital Corp.	71,900	3,874,691
		5,189,902
TOTAL COMMON STOCKS
(Cost $201,802,909)		261,167,246

Money Market Funds - 5.8%
Fidelity Cash Central Fund 2.43% (c)	10,622,492	10,624,617
Fidelity Securities Lending Cash Central Fund 2.43% (c)(d)	4,949,654	4,950,149
TOTAL MONEY MARKET FUNDS
(Cost $15,574,766)		15,574,766
TOTAL INVESTMENT IN SECURITIES - 103.3%
(Cost $217,377,675)		276,742,012
NET OTHER ASSETS (LIABILITIES) - (3.3)%		(8,956,448)
NET ASSETS - 100%		$267,785,564

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$124,800
Fidelity Securities Lending Cash Central Fund	27,492
Total	$152,292

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$261,167,246	$259,812,074	$1,355,172	$--
Money Market Funds	15,574,766	15,574,766	--	--
Total Investments in Securities:	$276,742,012	$275,386,840	$1,355,172	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	80.8%
Bermuda	6.0%
Netherlands	4.3%
Singapore	3.3%
Japan	2.7%
Israel	1.7%
Others (Individually Less Than 1%)	1.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Semiconductors Fund

Financial Statements

Statement of Assets and Liabilities

		July 31, 2019
Assets
Investment in securities, at value (including securities loaned of $4,721,000) — See accompanying schedule: Unaffiliated issuers (cost $201,802,909)	$261,167,246
Fidelity Central Funds (cost $15,574,766)	15,574,766
Total Investment in Securities (cost $217,377,675)		$276,742,012
Receivable for investments sold		2,963,137
Receivable for fund shares sold		92,681
Dividends receivable		14,510
Distributions receivable from Fidelity Central Funds		19,581
Prepaid expenses		2,642
Other receivables		2,702
Total assets		279,837,265
Liabilities
Payable for investments purchased	$5,350,693
Payable for fund shares redeemed	1,460,378
Accrued management fee	116,740
Distribution and service plan fees payable	66,681
Other affiliated payables	51,223
Other payables and accrued expenses	55,986
Collateral on securities loaned	4,950,000
Total liabilities		12,051,701
Net Assets		$267,785,564
Net Assets consist of:
Paid in capital		$215,328,582
Total distributable earnings (loss)		52,456,982
Net Assets		$267,785,564
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($98,459,094 ÷ 4,275,961 shares)(a)		$23.03
Maximum offering price per share (100/94.25 of $23.03)		$24.44
Class M:
Net Asset Value and redemption price per share ($22,587,047 ÷ 1,032,022 shares)(a)		$21.89
Maximum offering price per share (100/96.50 of $21.89)		$22.68
Class C:
Net Asset Value and offering price per share ($45,658,655 ÷ 2,330,611 shares)(a)		$19.59
Class I:
Net Asset Value, offering price and redemption price per share ($98,451,461 ÷ 4,031,241 shares)		$24.42
Class Z:
Net Asset Value, offering price and redemption price per share ($2,629,307 ÷ 107,869 shares)		$24.38

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2019
Investment Income
Dividends		$4,446,696
Income from Fidelity Central Funds (including $27,492 from security lending)		152,292
Total income		4,598,988
Expenses
Management fee	$1,366,548
Transfer agent fees	538,073
Distribution and service plan fees	781,975
Accounting and security lending fees	100,750
Custodian fees and expenses	41,388
Independent trustees' fees and expenses	1,444
Registration fees	88,862
Audit	48,860
Legal	2,820
Interest	1,560
Miscellaneous	2,086
Total expenses before reductions	2,974,366
Expense reductions	(22,064)
Total expenses after reductions		2,952,302
Net investment income (loss)		1,646,686
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,441,182
Fidelity Central Funds	32
Foreign currency transactions	693
Total net realized gain (loss)		2,441,907
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	8,569,835
Fidelity Central Funds	(201)
Assets and liabilities in foreign currencies	(103)
Total change in net unrealized appreciation (depreciation)		8,569,531
Net gain (loss)		11,011,438
Net increase (decrease) in net assets resulting from operations		$12,658,124

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2019	Year ended July 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,646,686	$140,691
Net realized gain (loss)	2,441,907	38,481,612
Change in net unrealized appreciation (depreciation)	8,569,531	21,918,816
Net increase (decrease) in net assets resulting from operations	12,658,124	60,541,119
Distributions to shareholders	(36,359,282)	–
Distributions to shareholders from net investment income	–	(641,765)
Distributions to shareholders from net realized gain	–	(23,866,944)
Total distributions	(36,359,282)	(24,508,709)
Share transactions - net increase (decrease)	(26,503,284)	60,021,575
Redemption fees	–	32,964
Total increase (decrease) in net assets	(50,204,442)	96,086,949
Net Assets
Beginning of period	317,990,006	221,903,057
End of period	$267,785,564	$317,990,006

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Semiconductors Fund Class A

Years ended July 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$25.06	$21.57	$16.50	$15.29	$13.86
Income from Investment Operations
Net investment income (loss)A	.15	.02	.11	.09	.03
Net realized and unrealized gain (loss)	1.25	5.73	5.03	2.67	1.48
Total from investment operations	1.40	5.75	5.14	2.76	1.51
Distributions from net investment income	(.10)	(.05)B	(.05)	(.05)	(.01)
Distributions from net realized gain	(3.33)	(2.21)B	(.02)	(1.49)	(.07)
Total distributions	(3.43)	(2.26)	(.07)	(1.55)C	(.08)
Redemption fees added to paid in capitalA	–	–D	–D	–D	–D
Net asset value, end of period	$23.03	$25.06	$21.57	$16.50	$15.29
Total ReturnE,F	10.18%	27.35%	31.21%	20.46%	10.85%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.12%	1.15%	1.17%	1.31%	1.28%
Expenses net of fee waivers, if any	1.11%	1.15%	1.17%	1.31%	1.28%
Expenses net of all reductions	1.11%	1.13%	1.16%	1.28%	1.27%
Net investment income (loss)	.70%	.09%	.55%	.61%	.20%
Supplemental Data
Net assets, end of period (000 omitted)	$98,459	$97,883	$72,040	$34,066	$38,237
Portfolio turnover rateI	110%	133%	99%	185%	156%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $1.55 per share is comprised of distributions from net investment income of $.053 and distributions from net realized gain of $1.494 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Semiconductors Fund Class M

Years ended July 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$24.04	$20.77	$15.91	$14.81	$13.45
Income from Investment Operations
Net investment income (loss)A	.08	(.05)	.04	.04	(.02)
Net realized and unrealized gain (loss)	1.16	5.50	4.84	2.57	1.44
Total from investment operations	1.24	5.45	4.88	2.61	1.42
Distributions from net investment income	(.06)	–B	–	(.04)	–
Distributions from net realized gain	(3.33)	(2.18)B	(.02)	(1.47)	(.06)
Total distributions	(3.39)	(2.18)	(.02)	(1.51)	(.06)
Redemption fees added to paid in capitalA	–	–C	–C	–C	–C
Net asset value, end of period	$21.89	$24.04	$20.77	$15.91	$14.81
Total ReturnD,E	9.84%	26.95%	30.72%	20.01%	10.55%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.44%	1.48%	1.53%	1.65%	1.62%
Expenses net of fee waivers, if any	1.43%	1.47%	1.53%	1.65%	1.62%
Expenses net of all reductions	1.43%	1.46%	1.52%	1.62%	1.61%
Net investment income (loss)	.38%	(.23)%	.20%	.27%	(.14)%
Supplemental Data
Net assets, end of period (000 omitted)	$22,587	$21,830	$16,127	$9,766	$10,826
Portfolio turnover rateH	110%	133%	99%	185%	156%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Semiconductors Fund Class C

Years ended July 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$21.88	$19.10	$14.69	$13.80	$12.58
Income from Investment Operations
Net investment income (loss)A	(.01)	(.14)	(.04)	(.02)	(.08)
Net realized and unrealized gain (loss)	.98	5.05	4.47	2.37	1.34
Total from investment operations	.97	4.91	4.43	2.35	1.26
Distributions from net investment income	–	–	–	(.02)	–
Distributions from net realized gain	(3.26)	(2.13)	(.02)	(1.44)	(.04)
Total distributions	(3.26)	(2.13)	(.02)	(1.46)	(.04)
Redemption fees added to paid in capitalA	–	–B	–B	–B	–B
Net asset value, end of period	$19.59	$21.88	$19.10	$14.69	$13.80
Total ReturnC,D	9.33%	26.38%	30.21%	19.48%	10.03%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.87%	1.91%	1.95%	2.08%	2.06%
Expenses net of fee waivers, if any	1.87%	1.91%	1.95%	2.08%	2.06%
Expenses net of all reductions	1.87%	1.89%	1.94%	2.05%	2.05%
Net investment income (loss)	(.06)%	(.67)%	(.23)%	(.16)%	(.58)%
Supplemental Data
Net assets, end of period (000 omitted)	$45,659	$57,915	$42,684	$21,088	$20,864
Portfolio turnover rateG	110%	133%	99%	185%	156%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Semiconductors Fund Class I

Years ended July 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$26.33	$22.56	$17.24	$15.89	$14.37
Income from Investment Operations
Net investment income (loss)A	.23	.10	.17	.14	.08
Net realized and unrealized gain (loss)	1.35	5.99	5.26	2.79	1.53
Total from investment operations	1.58	6.09	5.43	2.93	1.61
Distributions from net investment income	(.16)	(.11)B	(.09)	(.09)	(.02)
Distributions from net realized gain	(3.33)	(2.21)B	(.02)	(1.49)	(.07)
Total distributions	(3.49)	(2.32)	(.11)	(1.58)	(.09)
Redemption fees added to paid in capitalA	–	–C	–C	–C	–C
Net asset value, end of period	$24.42	$26.33	$22.56	$17.24	$15.89
Total ReturnD	10.46%	27.74%	31.62%	20.85%	11.17%
Ratios to Average Net AssetsE,F
Expenses before reductions	.83%	.86%	.88%	.98%	.98%
Expenses net of fee waivers, if any	.82%	.86%	.88%	.98%	.98%
Expenses net of all reductions	.82%	.84%	.87%	.95%	.96%
Net investment income (loss)	.98%	.38%	.84%	.94%	.51%
Supplemental Data
Net assets, end of period (000 omitted)	$98,451	$140,362	$91,052	$25,827	$35,943
Portfolio turnover rateG	110%	133%	99%	185%	156%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Semiconductors Fund Class Z

Year ended July 31,	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$26.00
Income from Investment Operations
Net investment income (loss)B	.17
Net realized and unrealized gain (loss)	1.76
Total from investment operations	1.93
Distributions from net investment income	(.22)
Distributions from net realized gain	(3.33)
Total distributions	(3.55)
Net asset value, end of period	$24.38
Total ReturnC,D	12.03%
Ratios to Average Net AssetsE,F
Expenses before reductions	.69%G
Expenses net of fee waivers, if any	.69%G
Expenses net of all reductions	.68%G
Net investment income (loss)	.91%G
Supplemental Data
Net assets, end of period (000 omitted)	$2,629
Portfolio turnover rateH	110%

 A For the period October 2, 2018 (commencement of sale of shares) to July 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Technology Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2019	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	1.09%	16.24%	17.07%
Class M (incl. 3.50% sales charge)	3.25%	16.48%	17.05%
Class C (incl. contingent deferred sales charge)	5.61%	16.73%	16.88%
Class I	7.56%	17.98%	18.12%
Class Z	7.67%	18.00%	18.13%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Technology Fund - Class A on July 31, 2009, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$48,348	Fidelity Advisor® Technology Fund - Class A
$37,171	S&P 500® Index

Fidelity Advisor® Technology Fund

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 7.99% for the 12 months ending July 31, 2019, beginning the new year on a high note after enduring a historically volatile final quarter of 2018. Upbeat company earnings/outlooks and signs the Federal Reserve may pause on rates boosted stocks to an all-time high on April 30. In May, however, volatility spiked and stocks returned -6.35% for the month amid the Fed’s decision to hold interest rates steady and signal that it had little appetite to adjust them any time soon, as well as retaliatory tariffs imposed on the U.S. by China. The downtrend was similar to late 2018, when many investors fled from risk assets on elevated concerns about future economic growth, global trade and tighter monetary policy. The bull market roared back in June, with the S&P 500® rising 7.05%, and recorded a series of all-time highs in a productive July (+1.44%). For the full 12 months, growth stocks outpaced value, while large-caps handily bested small-caps. By sector, information technology (+19%) led the way, boosted by continued strength in software & services (+26%), the market’s largest industry segment. Three defensive groups also stood out – real estate (+18%), utilities (+17%) and consumer staples (+15%) – followed by consumer discretionary (+10%) and communication services (+8%). In contrast, energy (-16%) was by far the weakest sector. Other notable laggards included materials (0%), financials (+3%), industrials (+4%) and health care (+4%).

Comments from Portfolio Manager Nidhi Gupta:  For the year, the fund’s share classes (excluding sales charges, if applicable) gained roughly 6% to 8%, notably trailing the 15.99% advance of the MSCI U.S. IMI Information Technology 25/50 Index, and also lagging the broad-based S&P 500®. Versus the MSCI index, stock selection in the interactive home entertainment and semiconductors groups detracted most from the portfolio's result the past 12 months. Positioning in technology hardware, storage & peripherals, communications equipment, and data processing & outsourced services also weighed on performance. Apple (-13%) was the fund’s largest individual relative detractor this period, as our early underweighting of the stock, coupled with our overweighting of it in the fourth quarter of 2018, pressured the fund's overall result. The portfolio's exposure to gaming software stocks Activision Blizzard (-35%) and Electronic Arts (-34%), where we had large overweightings, also significantly detracted from relative performance. Both were sold from the fund prior to period end, however. An overweight stake in graphics chip designer Nvidia (-28%) also hindered performance. Conversely, strong stock picking among interactive services & infrastructure stocks aided relative performance, as did investment choices in the systems software and interactive media & services segments. The fund's modest cash position of 2%, on average, also contributed in an environment of volatile equity prices. A timely underweighting in the shares of social-media platform operator Facebook (-20%) – a position we exited prior to July 31 – was the fund’s top contributor versus the MSCI index. Lastly, an overweighting in cloud-based database provider MongoDB (+71%) also helped.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On December 31, 2018, Charlie Chai retired from Fidelity, and Nidhi Gupta became sole portfolio manager of the fund.

Fidelity Advisor® Technology Fund

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2019

% of fund's net assets
Apple, Inc.	17.3
Microsoft Corp.	17.3
Visa, Inc. Class A	5.9
MasterCard, Inc. Class A	3.8
Adobe, Inc.	3.3
Salesforce.com, Inc.	2.4
Applied Materials, Inc.	2.0
Alphabet, Inc. Class C	1.9
Broadcom, Inc.	1.9
PayPal Holdings, Inc.	1.9
57.7

Top Industries (% of fund's net assets)

As of July 31, 2019
Software	30.4%
IT Services	21.9%
Technology Hardware, Storage & Peripherals	18.0%
Semiconductors & Semiconductor Equipment	15.9%
Internet & Direct Marketing Retail	3.1%
All Others*	10.7%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Fidelity Advisor® Technology Fund

Schedule of Investments July 31, 2019

Showing Percentage of Net Assets

Common Stocks - 98.2%
	Shares	Value
Communications Equipment - 2.2%
Communications Equipment - 2.2%
Arista Networks, Inc. (a)	18,400	$5,031,480
Cisco Systems, Inc.	591,313	32,758,740
Motorola Solutions, Inc.	54,900	9,111,204
		46,901,424
Electronic Equipment & Components - 2.1%
Electronic Components - 0.8%
Amphenol Corp. Class A	102,101	9,528,065
Corning, Inc.	275,272	8,464,614
		17,992,679
Electronic Equipment & Instruments - 0.5%
Keysight Technologies, Inc. (a)	62,125	5,561,430
Zebra Technologies Corp. Class A (a)	18,600	3,922,554
		9,483,984
Electronic Manufacturing Services - 0.5%
TE Connectivity Ltd.	118,300	10,930,920
Technology Distributors - 0.3%
CDW Corp.	50,800	6,002,528

TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		44,410,111

Entertainment - 1.5%
Movies & Entertainment - 1.5%
Netflix, Inc. (a)	100,666	32,514,111
Equity Real Estate Investment Trusts (REITs) - 0.5%
Diversified REITs - 0.5%
Ant International Co. Ltd. Class C (a)(b)(c)	1,469,829	11,626,347
Food & Staples Retailing - 0.0%
Food Retail - 0.0%
Grocery Outlet Holding Corp.	5,400	210,276
Interactive Media & Services - 1.9%
Interactive Media & Services - 1.9%
Alphabet, Inc. Class C (a)	34,155	41,555,705
Internet & Direct Marketing Retail - 3.0%
Internet & Direct Marketing Retail - 3.0%
Amazon.com, Inc. (a)	11,200	20,907,936
eBay, Inc.	416,400	17,151,516
Meituan Dianping Class B	2,842,799	22,987,404
Pinduoduo, Inc. ADR	122,300	2,723,621
		63,770,477
IT Services - 21.9%
Data Processing & Outsourced Services - 17.2%
Alliance Data Systems Corp.	16,100	2,526,412
Automatic Data Processing, Inc.	84,885	14,135,050
Broadridge Financial Solutions, Inc.	38,516	4,896,154
Fidelity National Information Services, Inc.	207,489	27,647,909
Fiserv, Inc. (a)	186,778	19,692,005
FleetCor Technologies, Inc. (a)	29,600	8,411,432
Global Payments, Inc.	55,900	9,386,728
Jack Henry & Associates, Inc.	25,508	3,563,468
MasterCard, Inc. Class A	304,800	82,987,896
Paychex, Inc.	109,313	9,078,445
PayPal Holdings, Inc. (a)	374,100	41,300,640
Square, Inc. (a)	106,600	8,571,706
The Western Union Co.	160,200	3,364,200
Total System Services, Inc.	58,453	7,933,241
Visa, Inc. Class A	716,416	127,522,048
		371,017,334
Internet Services & Infrastructure - 2.2%
Akamai Technologies, Inc. (a)	56,000	4,935,280
GoDaddy, Inc. (a)	59,300	4,351,434
MongoDB, Inc. Class A (a)(d)	118,900	17,028,858
Okta, Inc. (a)	91,200	11,931,696
VeriSign, Inc. (a)	36,857	7,780,144
		46,027,412
IT Consulting & Other Services - 2.5%
Accenture PLC Class A	213,111	41,040,916
DXC Technology Co.	98,700	5,504,499
Gartner, Inc. (a)	30,133	4,198,431
Leidos Holdings, Inc.	41,660	3,420,286
		54,164,132

TOTAL IT SERVICES		471,208,878

Life Sciences Tools & Services - 0.0%
Life Sciences Tools & Services - 0.0%
JHL Biotech, Inc. (a)(b)	387,462	382,695
Road & Rail - 0.8%
Trucking - 0.8%
Lyft, Inc.	11,700	712,179
Lyft, Inc.	116,442	6,733,433
Uber Technologies, Inc.	232,064	8,801,259
		16,246,871
Semiconductors & Semiconductor Equipment - 15.9%
Semiconductor Equipment - 3.7%
Applied Materials, Inc.	854,500	42,186,665
ASML Holding NV (Netherlands)	35,800	7,977,105
KLA-Tencor Corp.	52,200	7,115,904
Lam Research Corp.	106,100	22,133,521
SunEdison, Inc. (a)(b)	500	0
		79,413,195
Semiconductors - 12.2%
Advanced Micro Devices, Inc. (a)	324,000	9,865,800
ams AG (a)	153,780	8,114,599
Analog Devices, Inc.	124,900	14,670,754
Broadcom, Inc.	142,555	41,339,524
Intel Corp.	595,751	30,115,213
Marvell Technology Group Ltd.	596,561	15,665,692
Microchip Technology, Inc. (d)	79,100	7,468,622
Micron Technology, Inc. (a)	397,000	17,821,330
NVIDIA Corp.	193,250	32,605,140
NXP Semiconductors NV	102,600	10,607,814
ON Semiconductor Corp. (a)	135,415	2,912,777
Qorvo, Inc. (a)	46,300	3,393,327
Qualcomm, Inc.	472,750	34,586,390
Skyworks Solutions, Inc.	59,400	5,065,632
Texas Instruments, Inc.	230,669	28,835,932
		263,068,546

TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		342,481,741

Software - 30.4%
Application Software - 11.4%
Adobe, Inc. (a)	237,316	70,924,260
ANSYS, Inc. (a)	26,080	5,297,370
Atlassian Corp. PLC (a)	70,900	9,934,508
Autodesk, Inc. (a)	74,400	11,619,048
Cadence Design Systems, Inc. (a)	93,878	6,938,523
Citrix Systems, Inc.	45,300	4,269,072
Intuit, Inc.	126,300	35,024,253
Medallia, Inc.	3,300	131,505
Nutanix, Inc. Class B (a)(e)	39,963	907,160
Parametric Technology Corp. (a)	247,550	16,778,939
Salesforce.com, Inc. (a)	339,919	52,517,486
Splunk, Inc. (a)	46,100	6,237,791
SS&C Technologies Holdings, Inc.	183,800	8,813,210
Synopsys, Inc. (a)	49,531	6,575,736
Workday, Inc. Class A (a)	50,100	10,018,998
		245,987,859
Systems Software - 19.0%
Crowdstrike Holdings, Inc.	3,400	302,838
Fortinet, Inc. (a)	47,323	3,800,510
Microsoft Corp.	2,739,400	373,298,038
Palo Alto Networks, Inc. (a)	31,800	7,203,972
ServiceNow, Inc. (a)	59,700	16,560,183
Symantec Corp.	207,200	4,467,232
Tableau Software, Inc. (a)	23,500	3,983,955
		409,616,728

TOTAL SOFTWARE		655,604,587

Technology Hardware, Storage & Peripherals - 18.0%
Technology Hardware, Storage & Peripherals - 18.0%
Apple, Inc.	1,753,229	373,507,907
NetApp, Inc.	91,400	5,345,986
Seagate Technology LLC	90,000	4,167,900
Western Digital Corp.	96,500	5,200,385
		388,222,178
TOTAL COMMON STOCKS
(Cost $1,532,685,769)		2,115,135,401

Convertible Preferred Stocks - 0.1%
Internet & Direct Marketing Retail - 0.1%
Internet & Direct Marketing Retail - 0.1%
Reddit, Inc. Series D (b)(c)	94,300	2,045,018
Software - 0.0%
Application Software - 0.0%
UiPath, Inc.:
Series A1 (b)(c)	9,631	378,996
Series B1 (b)(c)	480	18,889
Series B2 (b)(c)	2,389	94,011
		491,896
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $2,536,914)		2,536,914

Money Market Funds - 3.0%
Fidelity Cash Central Fund 2.43% (f)	38,074,604	38,082,218
Fidelity Securities Lending Cash Central Fund 2.43% (f)(g)	25,058,439	25,060,945
TOTAL MONEY MARKET FUNDS
(Cost $63,143,163)		63,143,163
TOTAL INVESTMENT IN SECURITIES - 101.3%
(Cost $1,598,365,846)		2,180,815,478
NET OTHER ASSETS (LIABILITIES) - (1.3)%		(27,260,613)
NET ASSETS - 100%		$2,153,554,865

Legend

 (a) Non-income producing

 (b) Level 3 security

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $14,163,261 or 0.7% of net assets.

 (d) Security or a portion of the security is on loan at period end.

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $907,160 or 0.0% of net assets.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Ant International Co. Ltd. Class C	5/16/18	$8,245,741
Reddit, Inc. Series D	2/4/19	$2,045,018
UiPath, Inc. Series A1	6/14/19	$378,996
UiPath, Inc. Series B1	6/14/19	$18,889
UiPath, Inc. Series B2	6/14/19	$94,011

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$735,185
Fidelity Securities Lending Cash Central Fund	1,578,221
Total	$2,313,406

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$2,115,135,401	$2,056,627,158	$46,499,201	$12,009,042
Convertible Preferred Stocks	2,536,914	--	--	2,536,914
Money Market Funds	63,143,163	63,143,163	--	--
Total Investments in Securities:	$2,180,815,478	$2,119,770,321	$46,499,201	$14,545,956

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Convertible Preferred Stock
Beginning Balance	$32,593,538
Total Realized Gain (Loss)	--
Total Unrealized Gain (Loss)	(10,799,374)
Cost of Purchases	2,536,914
Proceeds of Sales	(21,794,164)
Amortization/Accretion	--
Transfers in to Level 3	--
Transfers out of Level 3	--
Ending Balance	$ 2,536,914
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2019	$--
Other Investments in Securities
Beginning Balance	$ 8,869,106
Total Realized Gain (Loss)	--
Total Unrealized Gain (Loss)	3,139,936
Cost of Purchases	--
Proceeds of Sales	--
Amortization/Accretion	--
Transfers in to Level 3	--
Transfers out of Level 3	--
Ending Balance	$ 12,009,042
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2019	$ 3,139,936

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Technology Fund

Financial Statements

Statement of Assets and Liabilities

		July 31, 2019
Assets
Investment in securities, at value (including securities loaned of $24,473,716) — See accompanying schedule: Unaffiliated issuers (cost $1,535,222,683)	$2,117,672,315
Fidelity Central Funds (cost $63,143,163)	63,143,163
Total Investment in Securities (cost $1,598,365,846)		$2,180,815,478
Cash		120,081
Receivable for investments sold		1,126,400
Receivable for fund shares sold		2,833,900
Dividends receivable		346,708
Distributions receivable from Fidelity Central Funds		68,285
Prepaid expenses		18,908
Other receivables		150,889
Total assets		2,185,480,649
Liabilities
Payable for investments purchased	$714,694
Payable for fund shares redeemed	4,113,511
Accrued management fee	968,737
Distribution and service plan fees payable	521,428
Other affiliated payables	378,083
Other payables and accrued expenses	182,331
Collateral on securities loaned	25,047,000
Total liabilities		31,925,784
Net Assets		$2,153,554,865
Net Assets consist of:
Paid in capital		$1,555,566,269
Total distributable earnings (loss)		597,988,596
Net Assets		$2,153,554,865
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($884,749,494 ÷ 16,816,991 shares)(a)		$52.61
Maximum offering price per share (100/94.25 of $52.61)		$55.82
Class M:
Net Asset Value and redemption price per share ($321,915,218 ÷ 6,532,386 shares)(a)		$49.28
Maximum offering price per share (100/96.50 of $49.28)		$51.07
Class C:
Net Asset Value and offering price per share ($240,357,986 ÷ 5,613,950 shares)(a)		$42.81
Class I:
Net Asset Value, offering price and redemption price per share ($674,913,641 ÷ 11,755,723 shares)		$57.41
Class Z:
Net Asset Value, offering price and redemption price per share ($31,618,526 ÷ 551,424 shares)		$57.34

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2019
Investment Income
Dividends		$19,318,727
Income from Fidelity Central Funds (including $1,578,221 from security lending)		2,313,406
Total income		21,632,133
Expenses
Management fee	$10,950,835
Transfer agent fees	3,878,104
Distribution and service plan fees	6,203,051
Accounting and security lending fees	621,028
Custodian fees and expenses	78,486
Independent trustees' fees and expenses	11,240
Registration fees	150,286
Audit	60,036
Legal	9,514
Interest	10,111
Miscellaneous	16,076
Total expenses before reductions	21,988,767
Expense reductions	(112,642)
Total expenses after reductions		21,876,125
Net investment income (loss)		(243,992)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	32,599,566
Fidelity Central Funds	1,340
Foreign currency transactions	(60,706)
Total net realized gain (loss)		32,540,200
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	85,273,964
Assets and liabilities in foreign currencies	(1,066)
Total change in net unrealized appreciation (depreciation)		85,272,898
Net gain (loss)		117,813,098
Net increase (decrease) in net assets resulting from operations		$117,569,106

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2019	Year ended July 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(243,992)	$(5,902,849)
Net realized gain (loss)	32,540,200	407,510,734
Change in net unrealized appreciation (depreciation)	85,272,898	2,426,264
Net increase (decrease) in net assets resulting from operations	117,569,106	404,034,149
Distributions to shareholders	(348,466,966)	–
Distributions to shareholders from net realized gain	–	(137,302,162)
Total distributions	(348,466,966)	(137,302,162)
Share transactions - net increase (decrease)	174,349,452	390,532,086
Total increase (decrease) in net assets	(56,548,408)	657,264,073
Net Assets
Beginning of period	2,210,103,273	1,552,839,200
End of period	$2,153,554,865	$2,210,103,273
Other Information
Accumulated net investment loss end of period		$(98,578)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Technology Fund Class A

Years ended July 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$60.37	$52.11	$37.86	$36.83	$36.06
Income from Investment Operations
Net investment income (loss)A	.02	(.13)	(.07)	(.10)	(.02)B
Net realized and unrealized gain (loss)	1.84	12.80	14.95	2.74	3.75
Total from investment operations	1.86	12.67	14.88	2.64	3.73
Distributions from net investment income	–	–	–	–	(.02)
Distributions from net realized gain	(9.62)	(4.41)	(.63)	(1.61)	(2.94)
Total distributions	(9.62)	(4.41)	(.63)	(1.61)	(2.96)
Redemption fees added to paid in capitalA	–	–	–C	–C	–C
Net asset value, end of period	$52.61	$60.37	$52.11	$37.86	$36.83
Total ReturnD,E	7.26%	25.43%	39.85%	7.86%	10.94%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.03%	1.05%	1.07%	1.09%	1.09%
Expenses net of fee waivers, if any	1.03%	1.05%	1.07%	1.09%	1.09%
Expenses net of all reductions	1.02%	1.04%	1.07%	1.07%	1.08%
Net investment income (loss)	.04%	(.23)%	(.17)%	(.28)%	(.05)%B
Supplemental Data
Net assets, end of period (000 omitted)	$884,749	$825,118	$637,315	$480,573	$468,819
Portfolio turnover rateH	88%	84%	73%I	102%	142%I

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.25) %.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Technology Fund Class M

Years ended July 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$57.23	$49.63	$36.14	$35.26	$34.66
Income from Investment Operations
Net investment income (loss)A	(.10)	(.27)	(.18)	(.18)	(.11)B
Net realized and unrealized gain (loss)	1.63	12.16	14.26	2.61	3.60
Total from investment operations	1.53	11.89	14.08	2.43	3.49
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	(9.48)	(4.29)	(.59)	(1.55)	(2.89)
Total distributions	(9.48)	(4.29)	(.59)	(1.55)	(2.89)
Redemption fees added to paid in capitalA	–	–	–C	–C	–C
Net asset value, end of period	$49.28	$57.23	$49.63	$36.14	$35.26
Total ReturnD,E	7.00%	25.09%	39.50%	7.60%	10.63%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.28%	1.31%	1.33%	1.35%	1.35%
Expenses net of fee waivers, if any	1.28%	1.31%	1.33%	1.35%	1.35%
Expenses net of all reductions	1.28%	1.30%	1.33%	1.34%	1.34%
Net investment income (loss)	(.22)%	(.49)%	(.43)%	(.54)%	(.31)%B
Supplemental Data
Net assets, end of period (000 omitted)	$321,915	$328,709	$274,918	$203,727	$208,192
Portfolio turnover rateH	88%	84%	73%I	102%	142%I

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.51) %.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Technology Fund Class C

Years ended July 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$51.18	$44.86	$32.83	$32.27	$31.99
Income from Investment Operations
Net investment income (loss)A	(.30)	(.49)	(.35)	(.31)	(.25)B
Net realized and unrealized gain (loss)	1.22	10.95	12.92	2.37	3.29
Total from investment operations	.92	10.46	12.57	2.06	3.04
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	(9.29)	(4.14)	(.54)	(1.50)	(2.76)
Total distributions	(9.29)	(4.14)	(.54)	(1.50)	(2.76)
Redemption fees added to paid in capitalA	–	–	–C	–C	–C
Net asset value, end of period	$42.81	$51.18	$44.86	$32.83	$32.27
Total ReturnD,E	6.44%	24.48%	38.79%	7.08%	10.07%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.79%	1.81%	1.83%	1.85%	1.84%
Expenses net of fee waivers, if any	1.79%	1.81%	1.83%	1.85%	1.84%
Expenses net of all reductions	1.78%	1.80%	1.82%	1.83%	1.83%
Net investment income (loss)	(.72)%	(.99)%	(.93)%	(1.04)%	(.80)%B
Supplemental Data
Net assets, end of period (000 omitted)	$240,358	$321,616	$237,583	$151,321	$138,205
Portfolio turnover rateH	88%	84%	73%I	102%	142%I

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.00) %.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Technology Fund Class I

Years ended July 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$64.86	$55.69	$40.30	$39.03	$38.06
Income from Investment Operations
Net investment income (loss)A	.17	.02	.06	.02	.11B
Net realized and unrealized gain (loss)	2.15	13.71	15.96	2.92	3.96
Total from investment operations	2.32	13.73	16.02	2.94	4.07
Distributions from net investment income	(.01)	–	–	–	(.07)
Distributions from net realized gain	(9.76)	(4.56)	(.63)	(1.67)	(3.03)
Total distributions	(9.77)	(4.56)	(.63)	(1.67)	(3.10)
Redemption fees added to paid in capitalA	–	–	–C	–C	–C
Net asset value, end of period	$57.41	$64.86	$55.69	$40.30	$39.03
Total ReturnD	7.56%	25.75%	40.26%	8.24%	11.30%
Ratios to Average Net AssetsE,F
Expenses before reductions	.76%	.78%	.77%	.75%	.75%
Expenses net of fee waivers, if any	.76%	.78%	.77%	.75%	.75%
Expenses net of all reductions	.76%	.77%	.77%	.74%	.74%
Net investment income (loss)	.30%	.03%	.13%	.06%	.29%B
Supplemental Data
Net assets, end of period (000 omitted)	$674,914	$734,661	$403,024	$669,599	$783,945
Portfolio turnover rateG	88%	84%	73%H	102%	142%H

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .09%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Technology Fund Class Z

Year ended July 31,	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$67.88
Income from Investment Operations
Net investment income (loss)B	.23
Net realized and unrealized gain (loss)	(.90)C
Total from investment operations	(.67)
Distributions from net investment income	(.11)
Distributions from net realized gain	(9.76)
Total distributions	(9.87)
Net asset value, end of period	$57.34
Total ReturnD,E	2.88%
Ratios to Average Net AssetsF,G
Expenses before reductions	.63%H
Expenses net of fee waivers, if any	.63%H
Expenses net of all reductions	.62%H
Net investment income (loss)	.53%H
Supplemental Data
Net assets, end of period (000 omitted)	$31,619
Portfolio turnover rateI	88%

 A For the period October 2, 2018 (commencement of sale of shares) to July 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Utilities Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2019	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	5.30%	8.03%	11.16%
Class M (incl. 3.50% sales charge)	7.49%	8.22%	11.11%
Class C (incl. contingent deferred sales charge)	9.87%	8.50%	10.98%
Class I	12.04%	9.63%	12.14%
Class Z	12.19%	9.66%	12.15%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Utilities Fund - Class A on July 31, 2009, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$28,800	Fidelity Advisor® Utilities Fund - Class A
$37,171	S&P 500® Index

Fidelity Advisor® Utilities Fund

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 7.99% for the 12 months ending July 31, 2019, beginning the new year on a high note after enduring a historically volatile final quarter of 2018. Upbeat company earnings/outlooks and signs the Federal Reserve may pause on rates boosted stocks to an all-time high on April 30. In May, however, volatility spiked and stocks returned -6.35% for the month amid the Fed’s decision to hold interest rates steady and signal that it had little appetite to adjust them any time soon, as well as retaliatory tariffs imposed on the U.S. by China. The downtrend was similar to late 2018, when many investors fled from risk assets on elevated concerns about future economic growth, global trade and tighter monetary policy. The bull market roared back in June, with the S&P 500® rising 7.05%, and recorded a series of all-time highs in a productive July (+1.44%). For the full 12 months, growth stocks outpaced value, while large-caps handily bested small-caps. By sector, information technology (+19%) led the way, boosted by continued strength in software & services (+26%), the market’s largest industry segment. Three defensive groups also stood out – real estate (+18%), utilities (+17%) and consumer staples (+15%) – followed by consumer discretionary (+10%) and communication services (+8%). In contrast, energy (-16%) was by far the weakest sector. Other notable laggards included materials (0%), financials (+3%), industrials (+4%) and health care (+4%).

Comments from Portfolio Manager Douglas Simmons:  For the fiscal year, the fund's share classes (excluding sales charges, if applicable) gained roughly 12%, lagging the 16.03% advance of the sector benchmark, the MSCI U.S. IMI Utilities 25/50 Index, but outpacing the S&P® 500 index. As volatility increased in 2019, stoked by trade tension and slowing global growth, utilities delivered a strong result compared with other sectors. However, versus the MSCI index, stock selection in electric utilities dampened the fund's return. Overweighting California-based electric utility PG&E detracted more than any other individual fund position. PG&E suffered an estimated $30 billion in liabilities resulting from the state's wildfires in 2017 and 2018. I sold most of PG&E from the fund by period end. Stock choices and an overweighting among independent power producers & energy traders also hurt the fund's return versus the MSCI index. Specifically, an outsized stake in Vistra Energy hurt. As an unregulated utility, Vistra did not rally along with the broader market when the U.S. Federal Reserve paused its cycle of interest rate hikes in early 2019, and later cut rates in July. Conversely, stock selection in multi-utilities helped the fund's relative result, led by a stake in SCANA, which was acquired in January by Dominion Energy, the fund's largest position at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Advisor® Utilities Fund

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2019

% of fund's net assets
Dominion Energy, Inc.	9.7
Exelon Corp.	9.1
Southern Co.	7.9
Edison International	7.9
Sempra Energy	7.8
FirstEnergy Corp.	4.9
Entergy Corp.	4.9
Public Service Enterprise Group, Inc.	4.8
CenterPoint Energy, Inc.	4.3
NextEra Energy, Inc.	4.3
65.6

Top Industries (% of fund's net assets)

As of July 31, 2019
Electric Utilities	54.1%
Multi-Utilities	29.0%
Independent Power and Renewable Electricity Producers	7.3%
Gas Utilities	4.2%
Oil, Gas & Consumable Fuels	3.3%
All Others*	2.1%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Fidelity Advisor® Utilities Fund

Schedule of Investments July 31, 2019

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value
Electric Utilities - 54.1%
Electric Utilities - 54.1%
Duke Energy Corp.	201,861	$17,505,386
Edison International	682,530	50,875,786
Entergy Corp.	297,605	31,433,040
Evergy, Inc.	310,623	18,789,585
Eversource Energy	161,646	12,262,466
Exelon Corp.	1,299,750	58,566,735
FirstEnergy Corp.	718,016	31,571,164
NextEra Energy, Inc.	131,637	27,271,237
PG&E Corp. (a)	128,000	2,320,640
Pinnacle West Capital Corp.	58,200	5,309,004
PPL Corp.	588,823	17,446,825
Southern Co.	908,100	51,035,220
Vistra Energy Corp.	1,106,478	23,745,018
		348,132,106
Gas Utilities - 4.2%
Gas Utilities - 4.2%
Atmos Energy Corp.	143,461	15,642,987
South Jersey Industries, Inc.	209,810	7,144,031
Southwest Gas Holdings, Inc.	50,500	4,489,955
		27,276,973
Independent Power and Renewable Electricity Producers - 7.3%
Independent Power Producers & Energy Traders - 4.6%
NRG Energy, Inc.	433,115	14,786,546
NRG Yield, Inc. Class C	232,937	4,197,525
Sunnova Energy International, Inc.	80,300	903,375
The AES Corp.	561,620	9,429,600
		29,317,046
Renewable Electricity - 2.7%
Atlantica Yield PLC	379,535	8,801,417
NextEra Energy Partners LP	182,116	8,858,122
		17,659,539

TOTAL INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS		46,976,585

Media - 1.0%
Cable & Satellite - 1.0%
Altice U.S.A., Inc. Class A (a)	243,923	6,295,653
Multi-Utilities - 29.0%
Multi-Utilities - 29.0%
Avangrid, Inc.	232,407	11,748,174
CenterPoint Energy, Inc.	949,000	27,530,490
Dominion Energy, Inc.	843,238	62,644,150
National Grid PLC sponsored ADR	71,700	3,688,248
Public Service Enterprise Group, Inc.	535,177	30,585,366
Sempra Energy	370,268	50,145,395
		186,341,823
Oil, Gas & Consumable Fuels - 3.3%
Oil & Gas Storage & Transport - 3.3%
Cheniere Energy, Inc. (a)	325,092	21,179,744
Water Utilities - 0.4%
Water Utilities - 0.4%
SJW Corp.	40,373	2,619,804
TOTAL COMMON STOCKS
(Cost $541,575,297)		638,822,688

Money Market Funds - 0.7%
Fidelity Cash Central Fund 2.43% (b)	4,043,098	4,043,906
Fidelity Securities Lending Cash Central Fund 2.43% (b)(c)	450,366	450,411
TOTAL MONEY MARKET FUNDS
(Cost $4,494,317)		4,494,317
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $546,069,614)		643,317,005
NET OTHER ASSETS (LIABILITIES) - 0.0%		43,462
NET ASSETS - 100%		$643,360,467

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (c) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$305,496
Fidelity Securities Lending Cash Central Fund	1,378
Total	$306,874

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Utilities Fund

Financial Statements

Statement of Assets and Liabilities

		July 31, 2019
Assets
Investment in securities, at value (including securities loaned of $412,043) — See accompanying schedule: Unaffiliated issuers (cost $541,575,297)	$638,822,688
Fidelity Central Funds (cost $4,494,317)	4,494,317
Total Investment in Securities (cost $546,069,614)		$643,317,005
Receivable for investments sold		3,241,189
Receivable for fund shares sold		1,833,595
Dividends receivable		259,202
Distributions receivable from Fidelity Central Funds		9,570
Prepaid expenses		3,603
Other receivables		16,569
Total assets		648,680,733
Liabilities
Payable to custodian bank	$522,367
Payable for investments purchased	3,362,016
Payable for fund shares redeemed	392,977
Accrued management fee	289,143
Distribution and service plan fees payable	138,096
Other affiliated payables	122,742
Other payables and accrued expenses	42,605
Collateral on securities loaned	450,320
Total liabilities		5,320,266
Net Assets		$643,360,467
Net Assets consist of:
Paid in capital		$549,220,387
Total distributable earnings (loss)		94,140,080
Net Assets		$643,360,467
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($268,245,862 ÷ 8,453,433 shares)(a)		$31.73
Maximum offering price per share (100/94.25 of $31.73)		$33.67
Class M:
Net Asset Value and redemption price per share ($61,741,367 ÷ 1,943,124 shares)(a)		$31.77
Maximum offering price per share (100/96.50 of $31.77)		$32.92
Class C:
Net Asset Value and offering price per share ($66,524,513 ÷ 2,152,671 shares)(a)		$30.90
Class I:
Net Asset Value, offering price and redemption price per share ($229,777,317 ÷ 7,076,936 shares)		$32.47
Class Z:
Net Asset Value, offering price and redemption price per share ($17,071,408 ÷ 525,659 shares)		$32.48

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2019
Investment Income
Dividends		$15,197,524
Income from Fidelity Central Funds (including $1,378 from security lending)		306,874
Total income		15,504,398
Expenses
Management fee	$2,607,089
Transfer agent fees	1,003,116
Distribution and service plan fees	1,417,609
Accounting and security lending fees	184,046
Custodian fees and expenses	8,862
Independent trustees' fees and expenses	2,395
Registration fees	126,472
Audit	48,529
Legal	723
Miscellaneous	2,512
Total expenses before reductions	5,401,353
Expense reductions	(74,636)
Total expenses after reductions		5,326,717
Net investment income (loss)		10,177,681
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(556,192)
Fidelity Central Funds	541
Foreign currency transactions	4,586
Total net realized gain (loss)		(551,065)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	44,485,641
Assets and liabilities in foreign currencies	(153)
Total change in net unrealized appreciation (depreciation)		44,485,488
Net gain (loss)		43,934,423
Net increase (decrease) in net assets resulting from operations		$54,112,104

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2019	Year ended July 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$10,177,681	$4,695,184
Net realized gain (loss)	(551,065)	38,780,720
Change in net unrealized appreciation (depreciation)	44,485,488	(15,073,803)
Net increase (decrease) in net assets resulting from operations	54,112,104	28,402,101
Distributions to shareholders	(43,917,084)	–
Distributions to shareholders from net investment income	–	(4,657,557)
Distributions to shareholders from net realized gain	–	(6,020,491)
Total distributions	(43,917,084)	(10,678,048)
Share transactions - net increase (decrease)	303,937,007	(595,170)
Total increase (decrease) in net assets	314,132,027	17,128,883
Net Assets
Beginning of period	329,228,440	312,099,557
End of period	$643,360,467	$329,228,440
Other Information
Undistributed net investment income end of period		$1,958,037

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Utilities Fund Class A

Years ended July 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$31.54	$29.74	$27.59	$25.48	$26.77
Income from Investment Operations
Net investment income (loss)A	.67	.49	.50	.44	.44
Net realized and unrealized gain (loss)	2.81	2.38	2.14	2.75	.18
Total from investment operations	3.48	2.87	2.64	3.19	.62
Distributions from net investment income	(.48)	(.49)	(.49)	(.46)	(.38)
Distributions from net realized gain	(2.81)	(.58)	–	(.61)	(1.52)
Total distributions	(3.29)	(1.07)	(.49)	(1.08)B	(1.91)C
Redemption fees added to paid in capitalA	–	–	–D	–D	–D
Net asset value, end of period	$31.73	$31.54	$29.74	$27.59	$25.48
Total ReturnE,F	11.73%	9.84%	9.87%	13.49%	2.01%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.08%	1.12%	1.12%	1.13%	1.13%
Expenses net of fee waivers, if any	1.07%	1.11%	1.12%	1.13%	1.13%
Expenses net of all reductions	1.06%	1.09%	1.11%	1.12%	1.11%
Net investment income (loss)	2.14%	1.66%	1.87%	1.78%	1.65%
Supplemental Data
Net assets, end of period (000 omitted)	$268,246	$173,999	$160,040	$178,116	$140,148
Portfolio turnover rateI	56%	106%	37%	73%	105%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.08 per share is comprised of distributions from net investment income of $.462 and distributions from net realized gain of $.613 per share.

 C Total distributions of $1.91 per share is comprised of distributions from net investment income of $.384 and distributions from net realized gain of $1.524 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Utilities Fund Class M

Years ended July 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$31.58	$29.77	$27.62	$25.49	$26.78
Income from Investment Operations
Net investment income (loss)A	.58	.41	.42	.36	.36
Net realized and unrealized gain (loss)	2.81	2.38	2.14	2.77	.18
Total from investment operations	3.39	2.79	2.56	3.13	.54
Distributions from net investment income	(.39)	(.40)	(.41)	(.39)	(.31)
Distributions from net realized gain	(2.81)	(.58)	–	(.61)	(1.52)
Total distributions	(3.20)	(.98)	(.41)	(1.00)	(1.83)
Redemption fees added to paid in capitalA	–	–	–B	–B	–B
Net asset value, end of period	$31.77	$31.58	$29.77	$27.62	$25.49
Total ReturnC,D	11.38%	9.53%	9.51%	13.19%	1.72%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.36%	1.41%	1.41%	1.43%	1.42%
Expenses net of fee waivers, if any	1.36%	1.41%	1.41%	1.43%	1.42%
Expenses net of all reductions	1.35%	1.39%	1.41%	1.42%	1.41%
Net investment income (loss)	1.86%	1.36%	1.57%	1.47%	1.35%
Supplemental Data
Net assets, end of period (000 omitted)	$61,741	$46,669	$48,152	$56,403	$46,366
Portfolio turnover rateG	56%	106%	37%	73%	105%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Utilities Fund Class C

Years ended July 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$30.81	$29.07	$26.98	$24.91	$26.23
Income from Investment Operations
Net investment income (loss)A	.42	.26	.29	.25	.23
Net realized and unrealized gain (loss)	2.74	2.33	2.09	2.70	.19
Total from investment operations	3.16	2.59	2.38	2.95	.42
Distributions from net investment income	(.26)	(.27)	(.29)	(.27)	(.22)
Distributions from net realized gain	(2.81)	(.58)	–	(.61)	(1.52)
Total distributions	(3.07)	(.85)	(.29)	(.88)	(1.74)
Redemption fees added to paid in capitalA	–	–	–B	–B	–B
Net asset value, end of period	$30.90	$30.81	$29.07	$26.98	$24.91
Total ReturnC,D	10.87%	9.04%	9.01%	12.64%	1.29%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.83%	1.87%	1.87%	1.88%	1.88%
Expenses net of fee waivers, if any	1.83%	1.87%	1.87%	1.88%	1.88%
Expenses net of all reductions	1.82%	1.85%	1.86%	1.88%	1.86%
Net investment income (loss)	1.39%	.90%	1.11%	1.02%	.89%
Supplemental Data
Net assets, end of period (000 omitted)	$66,525	$53,099	$56,964	$70,957	$52,172
Portfolio turnover rateG	56%	106%	37%	73%	105%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Utilities Fund Class I

Years ended July 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$32.21	$30.35	$28.14	$25.97	$27.24
Income from Investment Operations
Net investment income (loss)A	.76	.59	.59	.53	.52
Net realized and unrealized gain (loss)	2.88	2.43	2.17	2.78	.20
Total from investment operations	3.64	3.02	2.76	3.31	.72
Distributions from net investment income	(.58)	(.58)	(.55)	(.53)	(.46)
Distributions from net realized gain	(2.81)	(.58)	–	(.61)	(1.52)
Total distributions	(3.38)B	(1.16)	(.55)	(1.14)	(1.99)C
Redemption fees added to paid in capitalA	–	–	–D	–D	–D
Net asset value, end of period	$32.47	$32.21	$30.35	$28.14	$25.97
Total ReturnE	12.04%	10.14%	10.17%	13.81%	2.35%
Ratios to Average Net AssetsF,G
Expenses before reductions	.81%	.84%	.85%	.84%	.83%
Expenses net of fee waivers, if any	.80%	.84%	.85%	.84%	.83%
Expenses net of all reductions	.79%	.82%	.84%	.84%	.81%
Net investment income (loss)	2.41%	1.93%	2.14%	2.06%	1.94%
Supplemental Data
Net assets, end of period (000 omitted)	$229,777	$55,462	$46,943	$62,600	$31,710
Portfolio turnover rateH	56%	106%	37%	73%	105%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $3.38 per share is comprised of distributions from net investment income of $.578 and distributions from net realized gain of $2.805 per share.

 C Total distributions of $1.99 per share is comprised of distributions from net investment income of $.463 and distributions from net realized gain of $1.524 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Utilities Fund Class Z

Year ended July 31,	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$33.14
Income from Investment Operations
Net investment income (loss)B	.63
Net realized and unrealized gain (loss)	2.13
Total from investment operations	2.76
Distributions from net investment income	(.61)
Distributions from net realized gain	(2.81)
Total distributions	(3.42)
Net asset value, end of period	$32.48
Total ReturnC,D	9.04%
Ratios to Average Net AssetsE,F
Expenses before reductions	.66%G
Expenses net of fee waivers, if any	.66%G
Expenses net of all reductions	.64%G
Net investment income (loss)	2.41%G
Supplemental Data
Net assets, end of period (000 omitted)	$17,071
Portfolio turnover rateH	56%

 A For the period October 2, 2018 (commencement of sale of shares) to July 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2019

1. Organization.

Fidelity Advisor Biotechnology Fund, Fidelity Advisor Communications Equipment Fund, Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisor Energy Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Semiconductors Fund, Fidelity Advisor Technology Fund and Fidelity Advisor Utilities Fund (the Funds) are funds of Fidelity Advisor Series VII (the Trust) and are authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds are non-diversified with the exception of Fidelity Advisor Financial Services Fund and Fidelity Advisor Health Care Fund. The Funds, with the exception of Fidelity Advisor Communications Equipment Fund, commenced sale of Class Z shares on October 2, 2018. Each Fund offers Class A, Class M, Class C, Class I and Class Z shares, with the exception of Fidelity Advisor Communications Equipment Fund, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective March 1, 2019, Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fair Value Committee (the Committee) established by each Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by Fidelity Advisor Biotechnology Fund and Fidelity Advisor Health Care Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Fidelity Advisor Biotechnology Fund:

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$ 27,629,303	Market comparable	Transaction price	$2.06 - $132.98 / $26.07	Increase
			Proxy discount	4.0% - 26.8% / 14.0%	Decrease
		Recovery value	Recovery value	0.0%	Increase
		Discounted cash flow	Discount rate	8.0% - 11.0% / 10.3%	Decrease
			Discount for lack of marketability	10.0%	Decrease
			Growth rate	3.5%	Increase
			Probabilty rate	6.3%	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Fidelity Advisor Health Care Fund:

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$ 46,456,279	Market comparable	Enterprise value/Sales multiple (EV/S)	5.3	Increase
			Transaction price	$1.96 - $325.82 / $210.00	Increase
			Premium rate	98.5%	Increase
			Proxy discount	0.6%	Decrease
		Market approach	Transaction price	$3.11 - $153.00 / $95.52	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2019, as well as a roll forward of Level 3 investments, is included at the end of each applicable Fund's Schedule of Investments.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and for certain Funds include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of each Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for Fidelity Advisor Energy Fund and Fidelity Advisor Technology Fund, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in each Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in each accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Fidelity Advisor Energy Fund	$64,576
Fidelity Advisor Technology Fund	103,376

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2019, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Fidelity Advisor Energy Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on each applicable Fund's Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications. In addition, certain Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred trustees compensation, net operating losses, capital loss carryforwards, certain deemed distributions, partnerships, losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Advisor Biotechnology Fund	$2,032,810,295	$521,948,250	$(213,289,917)	$308,658,333
Fidelity Advisor Communications Equipment Fund	23,753,958	7,165,110	(861,779)	6,303,331
Fidelity Advisor Consumer Discretionary Fund	316,651,321	130,778,871	(10,041,048)	120,737,823
Fidelity Advisor Energy Fund	585,919,319	72,021,820	(54,916,000)	17,105,820
Fidelity Advisor Financial Services Fund	327,930,421	62,026,539	(6,499,459)	55,527,080
Fidelity Advisor Health Care Fund	3,140,030,032	1,075,678,465	(133,805,116)	941,873,349
Fidelity Advisor Industrials Fund	502,327,923	158,803,176	(10,299,153)	148,504,023
Fidelity Advisor Semiconductors Fund	220,413,327	62,110,784	(5,782,099)	56,328,685
Fidelity Advisor Technology Fund	1,613,113,208	580,536,510	(12,834,240)	567,702,270
Fidelity Advisor Utilities Fund	547,681,057	103,023,032	(7,387,084)	95,635,948

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Advisor Biotechnology Fund	$–	$126,321,781	$–	$308,658,333
Fidelity Advisor Communications Equipment Fund	-	-	-	6,303,331
Fidelity Advisor Consumer Discretionary Fund	-	11,238,899	-	120,737,354
Fidelity Advisor Energy Fund	3,893,776	-	(216,635,795)	15,284,305
Fidelity Advisor Financial Services Fund	1,739,448	-	-	55,527,080
Fidelity Advisor Health Care Fund	4,776,743	14,424,670	-	941,858,955
Fidelity Advisor Industrials Fund	1,417,728	26,243,475	-	148,504,023
Fidelity Advisor Semiconductors Fund	-	-	-	56,328,797
Fidelity Advisor Technology Fund	3,591,462	26,799,816	-	567,700,695
Fidelity Advisor Utilities Fund	5,794,997	16,854	-	95,635,856

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	No expiration
	Short-term	Long-term	Total no expiration	Total capital loss carryforward
Fidelity Advisor Energy Fund	$(133,696,916)	$(82,938,879)	$(216,635,795)	$(216,635,795)

In addition, certain of the Funds intend to elect to defer to the next fiscal year capital losses recognized during the period November 1, 2018 to July 31, 2019 and ordinary losses recognized during the period January 1, 2019 to July 31, 2019. Loss deferrals were as follows:

	Capital losses	Ordinary losses
Fidelity Advisor Communications Equipment Fund	$(66,162)	$(411)
Fidelity Advisor Consumer Discretionary Fund	-	(484,803)
Fidelity Advisor Financial Services Fund	(12,660,154)	-
Fidelity Advisor Semiconductors Fund	(3,871,815)	-
Fidelity Advisor Utilities Fund	(7,307,629)	-

The tax character of distributions paid was as follows:

July 31, 2019
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Advisor Biotechnology Fund	$–	$56,953,710	$56,953,710
Fidelity Advisor Communications Equipment Fund	–	912,370	912,370
Fidelity Advisor Consumer Discretionary Fund	–	4,099,244	4,099,244
Fidelity Advisor Energy Fund	5,238,987	–	5,238,987
Fidelity Advisor Financial Services Fund	3,469,455	11,573,917	15,043,372
Fidelity Advisor Health Care Fund	–	164,979,965	164,979,965
Fidelity Advisor Industrials Fund	3,392,176	68,171,157	71,563,333
Fidelity Advisor Semiconductors Fund	13,577,874	22,781,407	36,359,281
Fidelity Advisor Technology Fund	61,702,769	286,764,198	348,466,967
Fidelity Advisor Utilities Fund	9,838,347	34,078,737	43,917,084

July 31, 2018
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Advisor Communications Equipment Fund	$235,802	$386,561	$622,363
Fidelity Advisor Consumer Discretionary Fund	–	–	–
Fidelity Advisor Energy Fund	11,808,589	–	11,808,589
Fidelity Advisor Financial Services Fund	1,462,904	–	1,462,904
Fidelity Advisor Health Care Fund	585,049	–	585,049
Fidelity Advisor Industrials Fund	3,086,519	22,933,088	26,019,607
Fidelity Advisor Semiconductors Fund	9,653,263	14,855,446	24,508,709
Fidelity Advisor Technology Fund	66,899,337	70,402,825	137,302,162
Fidelity Advisor Utilities Fund	4,657,557	6,020,491	10,678,048

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

Consolidated Subsidiary. Fidelity Advisor Biotechnology Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $13,202,809 in this Subsidiary, representing .61% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

Any cash held by the Subsidiary is restricted as to its use and is presented as Restricted cash in the Statement of Assets and Liabilities.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Funds' financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Biotechnology Fund	1,525,279,029	1,897,612,720
Fidelity Advisor Communications Equipment Fund	36,818,651	29,022,688
Fidelity Advisor Consumer Discretionary Fund	251,354,586	243,012,303
Fidelity Advisor Energy Fund	342,407,609	453,558,568
Fidelity Advisor Financial Services Fund	215,212,193	331,492,439
Fidelity Advisor Health Care Fund	2,307,526,143	1,667,970,237
Fidelity Advisor Industrials Fund	882,609,623	1,060,177,900
Fidelity Advisor Semiconductors Fund	277,964,350	337,059,706
Fidelity Advisor Technology Fund	1,760,711,431	1,913,002,782
Fidelity Advisor Utilities Fund	534,380,099	266,157,324

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Fidelity Advisor Biotechnology Fund	.30%	.24%	.54%
Fidelity Advisor Communications Equipment Fund	.30%	.24%	.54%
Fidelity Advisor Consumer Discretionary Fund	.30%	.24%	.54%
Fidelity Advisor Energy Fund	.30%	.24%	.54%
Fidelity Advisor Financial Services Fund	.30%	.24%	.54%
Fidelity Advisor Health Care Fund	.30%	.24%	.54%
Fidelity Advisor Industrials Fund	.30%	.24%	.54%
Fidelity Advisor Semiconductors Fund	.30%	.24%	.54%
Fidelity Advisor Technology Fund	.30%	.24%	.54%
Fidelity Advisor Utilities Fund	.30%	.24%	.54%

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, each Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of each Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Fidelity Advisor Biotechnology Fund
Class A	- %	.25%	$1,696,408	$33,243
Class M	.25%	.25%	633,840	3,356
Class C	.75%	.25%	4,778,488	290,780
			$7,108,736	$327,379
Fidelity Advisor Communications Equipment Fund
Class A	- %	.25%	$30,744	$2,554
Class M	.25%	.25%	27,514	24
Class C	.75%	.25%	54,936	10,914
			$113,194	$13,492
Fidelity Advisor Consumer Discretionary Fund
Class A	- %	.25%	$370,725	$17,725
Class M	.25%	.25%	161,768	486
Class C	.75%	.25%	715,753	96,388
			$1,248,246	$114,599
Fidelity Advisor Energy Fund
Class A	- %	.25%	$539,564	$13,225
Class M	.25%	.25%	512,664	4,526
Class C	.75%	.25%	1,250,569	98,634
			$2,302,797	$116,385
Fidelity Advisor Financial Services Fund
Class A	- %	.25%	$374,860	$12,043
Class M	.25%	.25%	241,050	1,030
Class C	.75%	.25%	935,716	120,640
			$1,551,626	$133,713
Fidelity Advisor Health Care Fund
Class A	- %	.25%	$2,640,368	$64,164
Class M	.25%	.25%	1,495,902	11,800
Class C	.75%	.25%	6,423,471	754,491
			$10,559,741	$830,455
Fidelity Advisor Industrials Fund
Class A	- %	.25%	$675,969	$12,801
Class M	.25%	.25%	318,178	1,662
Class C	.75%	.25%	1,119,301	102,337
			$2,113,448	$116,800
Fidelity Advisor Semiconductors Fund
Class A	- %	.25%	$220,643	$5,085
Class M	.25%	.25%	100,464	2,166
Class C	.75%	.25%	460,868	63,493
			$781,975	$70,744
Fidelity Advisor Technology Fund
Class A	- %	.25%	$1,969,697	$56,305
Class M	.25%	.25%	1,514,720	17,482
Class C	.75%	.25%	2,718,634	460,463
			$6,203,051	$534,250
Fidelity Advisor Utilities Fund
Class A	- %	.25%	$540,738	$20,548
Class M	.25%	.25%	272,260	2,926
Class C	.75%	.25%	604,611	97,133
			$1,417,609	$120,607

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of each Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Fidelity Advisor Biotechnology Fund
Class A	$279,671
Class M	22,626
Class C(a)	28,455
$330,752
Fidelity Advisor Communications Equipment Fund
Class A	$19,344
Class M	1,256
Class C(a)	833
$21,433
Fidelity Advisor Consumer Discretionary Fund
Class A	$125,188
Class M	8,272
Class C(a)	8,278
$141,738
Fidelity Advisor Energy Fund
Class A	$54,796
Class M	9,716
Class C(a)	11,931
$76,443
Fidelity Advisor Financial Services Fund
Class A	$44,709
Class M	5,982
Class C(a)	13,562
$64,253
Fidelity Advisor Health Care Fund
Class A	$679,805
Class M	65,839
Class C(a)	42,527
$788,171
Fidelity Advisor Industrials Fund
Class A	$67,187
Class M	4,875
Class C(a)	8,980
$81,042
Fidelity Advisor Semiconductors Fund
Class A	$65,889
Class M	6,435
Class C(a)	10,946
$83,270
Fidelity Advisor Technology Fund
Class A	$315,576
Class M	32,492
Class C(a)	46,517
$394,585
Fidelity Advisor Utilities Fund
Class A	$222,712
Class M	26,876
Class C(a)	4,868
$254,456

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Funds. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of each Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Fidelity Advisor Biotechnology Fund
Class A	$1,374,095.20
Class M	331,556.26
Class C	920,340.19
Class I	2,111,705.18
Class Z	8,165	.05(a)
	$4,745,861
Fidelity Advisor Communications Equipment Fund
Class A	$34,438.28
Class M	18,356.33
Class C	16,635.30
Class I	12,536.18
	$81,965
Fidelity Advisor Consumer Discretionary Fund
Class A	$311,307.21
Class M	72,070.22
Class C	148,790.21
Class I	278,029.18
Class Z	1,503	.05(a)
	$811,699
Fidelity Advisor Energy Fund
Class A	$539,523.25
Class M	273,506.27
Class C	274,584.22
Class I	555,695.20
Class Z	3,097	.05(a)
	$1,646,405
Fidelity Advisor Financial Services Fund
Class A	$321,967.21
Class M	111,154.23
Class C	199,470.21
Class I	238,930.18
Class Z	1,803	.05(a)
	$873,324
Fidelity Advisor Health Care Fund
Class A	$2,045,650.19
Class M	608,285.20
Class C	1,221,712.19
Class I	2,928,337.18
Class Z	55,221	.05(a)
	$6,859,205
Fidelity Advisor Industrials Fund
Class A	$521,901.19
Class M	132,403.21
Class C	222,790.20
Class I	449,386.18
Class Z	3,246	.05(a)
	$1,329,726
Fidelity Advisor Semiconductors Fund
Class A	$195,843.22
Class M	58,529.29
Class C	105,096.23
Class I	177,761.18
Class Z	844	.05(a)
	$538,073
Fidelity Advisor Technology Fund
Class A	$1,539,633.19
Class M	609,070.20
Class C	555,009.20
Class I	1,167,733.18
Class Z	6,659	.05(a)
	$3,878,104
Fidelity Advisor Utilities Fund
Class A	$455,744.21
Class M	134,856.25
Class C	130,840.22
Class I	278,441.19
Class Z	3,235	.05(a)
	$1,003,116

 (a) Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with each Fund for administration of the security lending program, based on the number and duration of lending transactions. For the period, the total fees paid for accounting and administration of securities lending were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Advisor Biotechnology Fund	.03
Fidelity Advisor Communications Equipment Fund	.04
Fidelity Advisor Consumer Discretionary Fund	.04
Fidelity Advisor Energy Fund	.04
Fidelity Advisor Financial Services Fund	.04
Fidelity Advisor Health Care Fund	.03
Fidelity Advisor Industrials Fund	.04
Fidelity Advisor Semiconductors Fund	.04
Fidelity Advisor Technology Fund	.03
Fidelity Advisor Utilities Fund	.04

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Biotechnology Fund	$90,189
Fidelity Advisor Communications Equipment Fund	2,157
Fidelity Advisor Consumer Discretionary Fund	3,336
Fidelity Advisor Energy Fund	13,487
Fidelity Advisor Financial Services Fund	6,041
Fidelity Advisor Health Care Fund	42,806
Fidelity Advisor Industrials Fund	23,607
Fidelity Advisor Semiconductors Fund	12,349
Fidelity Advisor Technology Fund	43,265
Fidelity Advisor Utilities Fund	12,796

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Advisor Biotechnology Fund	Borrower	$8,505,000	2.51%	$1,188
Fidelity Advisor Consumer Discretionary Fund	Borrower	$5,011,800	2.51%	$1,745
Fidelity Advisor Energy Fund	Borrower	$4,554,500	2.60%	$658
Fidelity Advisor Industrials Fund	Borrower	$3,425,154	2.55%	$3,158
Fidelity Advisor Semiconductors Fund	Borrower	$3,758,833	2.49%	$1,560
Fidelity Advisor Technology Fund	Borrower	$5,293,192	2.58%	$9,861

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Funds for certain losses as follows:

Fidelity Advisor Energy Fund	$11,444
Fidelity Advisor Health Care Fund	1,429
Fidelity Advisor Semiconductors Fund	1,212
Fidelity Advisor Technology Fund	11,197

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Fidelity Advisor Biotechnology Fund	$6,774
Fidelity Advisor Communications Equipment Fund	79
Fidelity Advisor Consumer Discretionary Fund	1,079
Fidelity Advisor Energy Fund	2,036
Fidelity Advisor Financial Services Fund	1,177
Fidelity Advisor Health Care Fund	9,808
Fidelity Advisor Industrials Fund	1,922
Fidelity Advisor Semiconductors Fund	697
Fidelity Advisor Technology Fund	5,454
Fidelity Advisor Utilities Fund	1,219

During the period, the Funds did not borrow on this line of credit.

7. Security Lending.

Certain Funds lend portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Funds. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Funds may lend securities to certain qualified borrowers. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds may apply collateral received from the borrower against the obligation. The Funds may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity was as follows:

Total Security Lending Income Fees Paid to NFS
Fidelity Advisor Energy Fund	$61

8. Bank Borrowings.

Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. At period end, there were no bank borrowings outstanding. Each applicable Fund's activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Advisor Industrials Fund	$8,335,500	2.90%	$1,343
Fidelity Advisor Technology Fund	3,328,000	2.70%	250

9. Expense Reductions.

The investment adviser contractually agreed to reimburse each class of Fidelity Advisor Communications Equipment Fund to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through November 30, 2020. Some expenses, for example the compensation of the independent Trustees, and certain other expenses such as interest expense, are excluded from this reimbursement.

The following classes of each applicable Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
Fidelity Advisor Communications Equipment Fund
Class A	1.40%	$8,895
Class M	1.65%	8,139
Class C	2.15%	6,847
Class I	1.15%	–

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of certain Funds include an amount in addition to trade execution, which may be rebated back to the Funds to offset certain expenses. In addition, through arrangements with each applicable Fund's custodian credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Custody Expense reduction
Fidelity Advisor Biotechnology Fund	$111,925	$966
Fidelity Advisor Communications Equipment Fund	2,972	37
Fidelity Advisor Consumer Discretionary Fund	11,858	–
Fidelity Advisor Energy Fund	25,503	–
Fidelity Advisor Financial Services Fund	25,616	83
Fidelity Advisor Health Care Fund	19,417	5,398
Fidelity Advisor Industrials Fund	43,797	–
Fidelity Advisor Semiconductors Fund	6,231	–
Fidelity Advisor Technology Fund	82,157	2,227
Fidelity Advisor Utilities Fund	56,922	70

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level and a portion of class-level operating expenses as follows:

Fund-Level Amount
Fidelity Advisor Biotechnology Fund	$18,673
Fidelity Advisor Communications Equipment Fund	231
Fidelity Advisor Consumer Discretionary Fund	2,971
Fidelity Advisor Energy Fund	5,318
Fidelity Advisor Financial Services Fund	3,195
Fidelity Advisor Health Care Fund	27,347
Fidelity Advisor Industrials Fund	5,170
Fidelity Advisor Semiconductors Fund	1,688
Fidelity Advisor Technology Fund	14,113
Fidelity Advisor Utilities Fund	3,498

Class-Level Amount
Fidelity Advisor Biotechnology Fund
Class A	$3,826
Class M	723
Class C	2,758
Class I	6,683
Class Z	156
$14,146
Fidelity Advisor Consumer Discretionary Fund
Class A	$5,153
Class M	1,126
Class C	2,672
Class I	5,003
Class Z	192
$14,146
Fidelity Advisor Energy Fund
Class A	$4,216
Class M	2,039
Class C	2,523
Class I	5,203
Class Z	165
$14,146
Fidelity Advisor Financial Services Fund
Class A	$4,757
Class M	1,607
Class C	3,269
Class I	4,352
Class Z	160
$14,145
Fidelity Advisor Health Care Fund
Class A	$3,769
Class M	1,084
Class C	2,448
Class I	6,198
Class Z	647
$14,146
Fidelity Advisor Industrials Fund
Class A	$5,384
Class M	1,317
Class C	2,420
Class I	4,813
Class Z	212
$14,146
Fidelity Advisor Semiconductors Fund
Class A	$5,058
Class M	1,176
Class C	2,648
Class I	5,116
Class Z	147
$14,145
Fidelity Advisor Technology Fund
Class A	$5,402
Class M	2,139
Class C	2,047
Class I	4,424
Class Z	133
$14,145
Fidelity Advisor Utilities Fund
Class A	$6,105
Class M	1,544
Class C	1,801
Class I	4,464
Class Z	232
$14,146

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2019(a)	Year ended July 31, 2018
Fidelity Advisor Biotechnology Fund
Distributions to shareholders
Class A	$15,278,681	$ -
Class M	3,010,471	–
Class C	12,975,228	–
Class I	25,315,247	–
Class Z	374,083	–
Total	$56,953,710	$–
Fidelity Advisor Communications Equipment Fund
Distributions to shareholders
Class A	$314,044	$–
Class M	151,777	–
Class C	185,133	–
Class I	261,417	–
Total	$912,371	$–
From net investment income
Class A	$–	$14,488
Class M	–	7,578
Class I	–	5,006
Total	$–	$27,072
From net realized gain
Class A	$–	$237,596
Class M	–	176,738
Class C	–	120,142
Class I	–	60,815
Total	$–	$595,291
Fidelity Advisor Consumer Discretionary Fund
Distributions to shareholders
Class A	$1,403,370	$–
Class M	329,482	–
Class C	874,277	–
Class I	1,462,671	–
Class Z	29,445	–
Total	$4,099,245	$–
Fidelity Advisor Energy Fund
Distributions to shareholders
Class A	$1,605,057	$–
Class M	429,350	–
Class C	–	–
Class I	3,087,399	–
Class Z	117,180	–
Total	$5,238,986	$–
From net investment income
Class A	$–	$3,962,831
Class M	–	1,446,535
Class C	–	1,622,297
Class I	–	4,670,175
Total	$–	$11,701,838
From net realized gain
Class A	$–	$33,167
Class M	–	15,002
Class C	–	26,595
Class I	–	31,987
Total	$–	$106,751
Fidelity Advisor Financial Services Fund
Distributions to shareholders
Class A	$5,373,068	$–
Class M	1,563,598	–
Class C	3,002,673	–
Class I	5,008,897	–
Class Z	95,139	–
Total	$15,043,375	$–
From net investment income
Class A	$–	$506,031
Class M	–	39,368
Class C	–	–
Class I	–	717,028
Total	$–	$1,262,427
From net realized gain
Class A	$–	$96,397
Class M	–	30,104
Class I	–	73,976
Total	$–	$200,477
Fidelity Advisor Health Care Fund
Distributions to shareholders
Class A	$45,987,592	$–
Class M	14,213,911	–
Class C	37,772,817	–
Class I	65,169,013	–
Class Z	1,836,632	–
Total	$164,979,965	$–
From net realized gain
Class I	–	585,049
Total	$–	$585,049
Fidelity Advisor Industrials Fund
Distributions to shareholders
Class A	$26,486,798	$–
Class M	6,155,294	–
Class C	12,720,044	–
Class I	25,380,037	–
Class Z	821,160	–
Total	$71,563,333	$–
From net investment income
Class A	$–	$780,663
Class I	–	1,507,165
Total	$–	$2,287,828
From net realized gain
Class A	$–	$8,925,958
Class M	–	2,317,270
Class C	–	4,255,486
Class I	–	8,233,065
Total	$–	$23,731,779
Fidelity Advisor Semiconductors Fund
Distributions to shareholders
Class A	$12,594,207	$–
Class M	2,992,949	–
Class C	7,583,372	–
Class I	13,008,216	–
Class Z	180,538	–
Total	$36,359,282	$–
From net investment income
Class A	$–	$136,368
Class I	–	505,397
Total	$–	$641,765
From net realized gain
Class A	$–	$7,207,679
Class M	–	1,725,353
Class C	–	4,824,021
Class I	–	10,109,891
Total	$–	$23,866,944
Fidelity Advisor Technology Fund
Distributions to shareholders
Class A	$129,911,664	$–
Class M	53,119,227	–
Class C	57,301,872	–
Class I	105,941,248	–
Class Z	2,192,955	–
Total	$348,466,966	$–
From net realized gain
Class A	$–	$53,381,170
Class M	–	23,208,435
Class C	–	22,813,687
Class I	–	37,898,870
Total	$–	$137,302,162
Fidelity Advisor Utilities Fund
Distributions to shareholders
Class A	$19,834,439	$–
Class M	5,158,982	–
Class C	5,713,473	–
Class I	12,784,890	–
Class Z	425,300	–
Total	$43,917,084	$–
From net investment income
Class A	$–	$2,587,471
Class M	–	623,640
Class C	–	518,405
Class I	–	928,041
Total	$–	$4,657,557
From net realized gain
Class A	$–	$3,055,354
Class M	–	907,882
Class C	–	1,119,531
Class I	–	937,724
Total	$–	$6,020,491

 (a) Distributions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to July 31, 2019.

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2019(a)	Year ended July 31, 2018	Year ended July 31, 2019(a)	Year ended July 31, 2018
Fidelity Advisor Biotechnology Fund
Class A
Shares sold	3,656,697	4,489,461	$96,511,440	$117,335,379
Reinvestment of distributions	585,843	–	14,505,460	–
Shares redeemed	(7,594,989)	(9,153,167)	(198,292,523)	(237,146,069)
Net increase (decrease)	(3,352,449)	(4,663,706)	$(87,275,623)	$(119,810,690)
Class M
Shares sold	719,189	922,950	$17,861,674	$22,890,680
Reinvestment of distributions	127,736	–	2,987,750	–
Shares redeemed	(1,041,267)	(1,262,202)	(25,606,228)	(31,094,295)
Net increase (decrease)	(194,342)	(339,252)	$(4,756,804)	$(8,203,615)
Class C
Shares sold	1,239,104	2,264,684	$27,856,582	$51,128,106
Reinvestment of distributions	563,757	–	11,951,640	–
Shares redeemed	(6,744,328)	(6,920,490)	(150,634,720)	(154,651,855)
Net increase (decrease)	(4,941,467)	(4,655,806)	$(110,826,498)	$(103,523,749)
Class I
Shares sold	10,350,975	14,300,108	$288,655,164	$394,886,039
Reinvestment of distributions	809,955	–	21,277,530	–
Shares redeemed	(18,451,934)	(14,667,225)	(504,122,513)	(400,612,855)
Net increase (decrease)	(7,291,004)	(367,117)	$(194,189,819)	$(5,726,816)
Class Z
Shares sold	1,295,577	–	$35,003,247	$–
Reinvestment of distributions	13,350	–	350,695	–
Shares redeemed	(197,705)	–	(5,400,884)	–
Net increase (decrease)	1,111,222	–	$29,953,058	$–
Fidelity Advisor Communications Equipment Fund
Class A
Shares sold	567,294	240,842	$8,773,740	$3,607,551
Reinvestment of distributions	21,922	18,317	312,384	249,841
Shares redeemed	(221,971)	(131,537)	(3,425,481)	(1,894,331)
Net increase (decrease)	367,245	127,622	$5,660,643	$1,963,061
Class M
Shares sold	148,689	124,711	$2,202,352	$1,797,699
Reinvestment of distributions	11,052	14,023	151,084	184,116
Shares redeemed	(151,269)	(121,118)	(2,248,818)	(1,708,377)
Net increase (decrease)	8,472	17,616	$104,618	$273,438
Class C
Shares sold	186,010	158,604	$2,508,296	$2,105,283
Reinvestment of distributions	14,837	9,839	184,570	118,457
Shares redeemed	(167,460)	(70,659)	(2,261,599)	(888,706)
Net increase (decrease)	33,387	97,784	$431,267	$1,335,034
Class I
Shares sold	631,342	180,193	$10,166,437	$2,805,233
Reinvestment of distributions	16,990	4,027	252,474	57,058
Shares redeemed	(538,241)	(341,435)	(8,614,775)	(4,971,605)
Net increase (decrease)	110,091	(157,215)	$1,804,136	$(2,109,314)
Fidelity Advisor Consumer Discretionary Fund
Class A
Shares sold	1,834,631	2,248,158	$51,772,796	$59,989,967
Reinvestment of distributions	52,843	–	1,360,710	–
Shares redeemed	(1,743,605)	(1,821,427)	(48,339,368)	(45,906,961)
Net increase (decrease)	143,869	426,731	$4,794,138	$14,083,006
Class M
Shares sold	282,122	875,533	$7,413,199	$21,446,215
Reinvestment of distributions	13,674	–	328,456	–
Shares redeemed	(428,609)	(791,689)	(11,259,514)	(19,230,008)
Net increase (decrease)	(132,813)	83,844	$(3,517,859)	$2,216,207
Class C
Shares sold	774,531	737,358	$17,385,643	$15,838,368
Reinvestment of distributions	40,827	–	848,803	–
Shares redeemed	(963,842)	(831,010)	(21,644,353)	(17,067,044)
Net increase (decrease)	(148,484)	(93,652)	$(3,409,907)	$(1,228,676)
Class I
Shares sold	3,596,218	3,539,647	$109,779,069	$99,528,546
Reinvestment of distributions	48,353	–	1,344,706	–
Shares redeemed	(3,719,584)	(1,855,164)	(108,815,882)	(50,248,042)
Net increase (decrease)	(75,013)	1,684,483	$2,307,893	$49,280,504
Class Z
Shares sold	291,890	–	$8,677,500	$–
Reinvestment of distributions	837	–	23,276	–
Shares redeemed	(82,714)	–	(2,395,506)	–
Net increase (decrease)	210,013	–	$6,305,270	$–
Fidelity Advisor Energy Fund
Class A
Shares sold	1,861,131	2,010,255	$55,722,898	$68,355,026
Reinvestment of distributions	56,702	122,986	1,558,168	3,904,807
Shares redeemed	(2,490,889)	(3,744,347)	(75,232,664)	(126,255,245)
Net increase (decrease)	(573,056)	(1,611,106)	$(17,951,598)	$(53,995,412)
Class M
Shares sold	289,568	661,725	$9,169,953	$23,576,811
Reinvestment of distributions	14,855	43,874	418,471	1,426,363
Shares redeemed	(816,932)	(1,153,394)	(25,787,299)	(39,436,080)
Net increase (decrease)	(512,509)	(447,795)	$(16,198,875)	$(14,432,906)
Class C
Shares sold	425,833	666,274	$11,837,399	$20,703,593
Reinvestment of distributions	–	54,288	–	1,586,840
Shares redeemed	(2,110,590)	(3,033,482)	(57,990,403)	(92,256,812)
Net increase (decrease)	(1,684,757)	(2,312,920)	$(46,153,004)	$(69,966,379)
Class I
Shares sold	4,776,569	5,429,294	$153,075,255	$193,924,922
Reinvestment of distributions	99,377	125,558	2,872,985	4,196,161
Shares redeemed	(6,677,828)	(4,682,047)	(206,372,328)	(160,996,824)
Net increase (decrease)	(1,801,882)	872,805	$(50,424,088)	$37,124,259
Class Z
Shares sold	631,854	–	$19,656,734	$–
Reinvestment of distributions	3,050	–	88,002	–
Shares redeemed	(319,619)	–	(9,387,064)	–
Net increase (decrease)	315,285	–	$10,357,672	$–
Fidelity Advisor Financial Services Fund
Class A
Shares sold	1,446,430	2,694,850	$28,995,274	$58,668,845
Reinvestment of distributions	276,327	26,593	5,139,683	580,794
Shares redeemed	(2,934,480)	(2,090,965)	(57,922,005)	(44,613,971)
Net increase (decrease)	(1,211,723)	630,478	$(23,787,048)	$14,635,668
Class M
Shares sold	302,635	758,763	$6,146,264	$16,347,774
Reinvestment of distributions	83,605	3,172	1,540,000	68,610
Shares redeemed	(577,353)	(673,927)	(11,535,954)	(14,170,761)
Net increase (decrease)	(191,113)	88,008	$(3,849,690)	$2,245,623
Class C
Shares sold	410,286	2,105,833	$7,848,866	$43,305,642
Reinvestment of distributions	168,506	–	2,938,746	–
Shares redeemed	(2,931,076)	(1,228,211)	(54,749,177)	(24,460,182)
Net increase (decrease)	(2,352,284)	877,622	$(43,961,565)	$18,845,460
Class I
Shares sold	1,835,735	5,000,148	$37,691,340	$111,196,062
Reinvestment of distributions	249,532	33,129	4,768,552	743,087
Shares redeemed	(4,483,151)	(2,604,882)	(93,079,529)	(57,474,934)
Net increase (decrease)	(2,397,884)	2,428,395	$(50,619,637)	$54,464,215
Class Z
Shares sold	760,279	–	$15,463,647	$–
Reinvestment of distributions	4,207	–	80,262	–
Shares redeemed	(445,721)	–	(9,415,655)	–
Net increase (decrease)	318,765	–	$6,128,254	$–
Fidelity Advisor Health Care Fund
Class A
Shares sold	6,531,759	3,820,700	$315,015,771	$174,179,057
Reinvestment of distributions	946,164	–	43,618,143	–
Shares redeemed	(4,703,521)	(4,717,099)	(225,165,039)	(210,240,925)
Net increase (decrease)	2,774,402	(896,399)	$133,468,875	$(36,061,868)
Class M
Shares sold	1,014,711	576,984	$45,568,415	$24,727,597
Reinvestment of distributions	325,991	–	13,994,805	–
Shares redeemed	(991,998)	(1,082,800)	(44,513,058)	(45,253,288)
Net increase (decrease)	348,704	(505,816)	$15,050,162	$(20,525,691)
Class C
Shares sold	3,350,283	1,981,630	$129,124,544	$72,552,352
Reinvestment of distributions	994,670	–	36,235,842	–
Shares redeemed	(5,880,505)	(3,660,984)	(223,232,476)	(131,526,868)
Net increase (decrease)	(1,535,552)	(1,679,354)	$(57,872,090)	$(58,974,516)
Class I
Shares sold	19,922,626	9,258,420	$1,053,249,147	$459,345,254
Reinvestment of distributions	1,142,636	10,985	57,463,164	509,046
Shares redeemed	(12,090,899)	(5,167,599)	(622,715,268)	(251,193,735)
Net increase (decrease)	8,974,363	4,101,806	$487,997,043	$208,660,565
Class Z
Shares sold	5,177,204	–	$265,690,740	$–
Reinvestment of distributions	33,495	–	1,685,128	–
Shares redeemed	(773,850)	–	(39,657,299)	–
Net increase (decrease)	4,436,849	–	$227,718,569	$–
Fidelity Advisor Industrials Fund
Class A
Shares sold	1,304,915	1,497,116	$49,280,821	$61,793,037
Reinvestment of distributions	760,158	226,150	25,336,052	9,283,440
Shares redeemed	(2,285,344)	(2,770,461)	(84,336,189)	(113,411,149)
Net increase (decrease)	(220,271)	(1,047,195)	$(9,719,316)	$(42,334,672)
Class M
Shares sold	146,173	286,248	$5,438,985	$11,557,916
Reinvestment of distributions	186,461	57,090	6,071,167	2,293,883
Shares redeemed	(444,100)	(967,134)	(16,298,201)	(38,592,300)
Net increase (decrease)	(111,466)	(623,796)	$(4,788,049)	$(24,740,501)
Class C
Shares sold	268,186	566,263	$9,092,369	$20,919,630
Reinvestment of distributions	408,093	107,041	12,026,501	3,945,516
Shares redeemed	(1,664,893)	(988,699)	(54,443,091)	(36,415,774)
Net increase (decrease)	(988,614)	(315,395)	$(33,324,221)	$(11,550,628)
Class I
Shares sold	1,661,115	2,581,269	$67,265,713	$111,557,552
Reinvestment of distributions	658,671	205,495	23,178,649	8,860,965
Shares redeemed	(4,154,852)	(2,784,650)	(161,423,355)	(119,181,603)
Net increase (decrease)	(1,835,066)	2,114	$(70,978,993)	$1,236,914
Class Z
Shares sold	335,437	–	$13,454,433	$–
Reinvestment of distributions	22,285	–	782,425	–
Shares redeemed	(88,504)	–	(3,416,310)	–
Net increase (decrease)	269,218	–	$10,820,548	$–
Fidelity Advisor Semiconductors Fund
Class A
Shares sold	1,570,877	1,668,711	$33,743,905	$40,716,736
Reinvestment of distributions	709,273	305,588	12,234,967	7,166,032
Shares redeemed	(1,910,172)	(1,408,788)	(39,847,044)	(34,081,400)
Net increase (decrease)	369,978	565,511	$6,131,828	$13,801,368
Class M
Shares sold	216,059	316,181	$4,459,312	$7,446,796
Reinvestment of distributions	179,840	76,374	2,954,769	1,722,235
Shares redeemed	(271,786)	(260,992)	(5,395,142)	(6,169,057)
Net increase (decrease)	124,113	131,563	$2,018,939	$2,999,974
Class C
Shares sold	516,058	749,134	$9,702,583	$16,152,447
Reinvestment of distributions	500,352	227,506	7,380,198	4,682,073
Shares redeemed	(1,332,533)	(564,806)	(23,766,702)	(11,999,565)
Net increase (decrease)	(316,123)	411,834	$(6,683,921)	$8,834,955
Class I
Shares sold	2,412,173	2,700,418	$56,759,752	$69,688,220
Reinvestment of distributions	694,346	411,599	12,678,766	10,121,229
Shares redeemed	(4,406,979)	(1,816,854)	(99,658,089)	(45,424,171)
Net increase (decrease)	(1,300,460)	1,295,163	$(30,219,571)	$34,385,278
Class Z
Shares sold	216,855	–	$4,685,587	$–
Reinvestment of distributions	9,898	–	180,240	–
Shares redeemed	(118,884)	–	(2,616,386)	–
Net increase (decrease)	107,869	–	$2,249,441	$–
Fidelity Advisor Technology Fund
Class A
Shares sold	3,756,669	3,632,315	$187,693,872	$209,434,785
Reinvestment of distributions	2,975,905	960,124	124,006,070	51,174,597
Shares redeemed	(3,583,860)	(3,153,557)	(177,926,291)	(179,792,848)
Net increase (decrease)	3,148,714	1,438,882	$133,773,651	$80,816,534
Class M
Shares sold	805,546	989,362	$38,923,214	$54,150,425
Reinvestment of distributions	1,336,074	451,464	52,227,136	22,848,570
Shares redeemed	(1,352,837)	(1,236,642)	(63,834,169)	(67,046,356)
Net increase (decrease)	788,783	204,184	$27,316,181	$9,952,639
Class C
Shares sold	1,238,784	1,780,368	$52,318,454	$87,758,581
Reinvestment of distributions	1,628,057	474,339	55,467,904	21,535,003
Shares redeemed	(3,537,434)	(1,266,229)	(140,707,328)	(61,788,663)
Net increase (decrease)	(670,593)	988,478	$(32,920,970)	$47,504,921
Class I
Shares sold	4,978,186	6,670,752	$279,288,161	$412,237,755
Reinvestment of distributions	2,163,105	621,718	98,183,325	35,543,634
Shares redeemed	(6,711,883)	(3,202,897)	(360,970,511)	(195,523,397)
Net increase (decrease)	429,408	4,089,573	$16,500,975	$252,257,992
Class Z
Shares sold	621,440	–	$33,517,330	$–
Reinvestment of distributions	41,765	–	1,891,557	–
Shares redeemed	(111,781)	–	(5,729,272)	–
Net increase (decrease)	551,424	–	$29,679,615	$–
Fidelity Advisor Utilities Fund
Class A
Shares sold	3,965,369	1,188,046	$121,737,792	$35,486,347
Reinvestment of distributions	635,093	180,860	18,874,957	5,431,226
Shares redeemed	(1,662,969)	(1,234,740)	(50,721,580)	(36,590,564)
Net increase (decrease)	2,937,493	134,166	$89,891,169	$4,327,009
Class M
Shares sold	621,871	170,574	$19,194,066	$5,112,824
Reinvestment of distributions	170,880	50,196	5,095,641	1,511,910
Shares redeemed	(327,281)	(360,617)	(9,975,044)	(10,729,871)
Net increase (decrease)	465,470	(139,847)	$14,314,663	$(4,105,137)
Class C
Shares sold	1,080,580	227,468	$32,431,678	$6,648,453
Reinvestment of distributions	192,852	52,741	5,610,064	1,554,276
Shares redeemed	(844,191)	(516,236)	(25,438,001)	(14,887,168)
Net increase (decrease)	429,241	(236,027)	$12,603,741	$(6,684,439)
Class I
Shares sold	7,789,708	1,003,462	$245,997,023	$30,966,089
Reinvestment of distributions	409,312	56,328	12,426,708	1,724,202
Shares redeemed	(2,843,740)	(885,101)	(87,926,911)	(26,822,894)
Net increase (decrease)	5,355,280	174,689	$170,496,820	$5,867,397
Class Z
Shares sold	583,519	–	$18,464,326	$–
Reinvestment of distributions	11,827	–	358,825	–
Shares redeemed	(69,687)	–	(2,192,537)	–
Net increase (decrease)	525,659	–	$16,630,614	$–

 (a) Share transactions for Class Z are for the period October 2, 2018(commencement of sale of shares) to July 31, 2019.

12. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Advisor Series VII and the Shareholders of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Communications Equipment Fund, Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisor Energy Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Semiconductors Fund, Fidelity Advisor Technology Fund and Fidelity Advisor Utilities Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Communications Equipment Fund, Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisor Energy Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Semiconductors Fund, Fidelity Advisor Technology Fund and Fidelity Advisor Utilities Fund (the "Funds"), each a fund of Fidelity Advisor Series VII, including the schedules of investments, as of July 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 13, 2019

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 298 funds. Mr. Wiley oversees 197 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through SelectCo, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2018

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with SelectCo.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2018

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2018

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2018

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2018

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2018

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2018

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2018

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2018

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2018

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2019 to July 31, 2019).

Actual Expenses

The first line of the accompanying table for each Class of each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a Class of the fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each Class of each fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2019	Ending Account Value July 31, 2019	Expenses Paid During Period-B February 1, 2019 to July 31, 2019
Fidelity Advisor Biotechnology Fund
Class A	1.03%
Actual		$1,000.00	$978.90	$5.05
Hypothetical-C		$1,000.00	$1,019.69	$5.16
Class M	1.34%
Actual		$1,000.00	$977.20	$6.57
Hypothetical-C		$1,000.00	$1,018.15	$6.71
Class C	1.78%
Actual		$1,000.00	$974.90	$8.72
Hypothetical-C		$1,000.00	$1,015.97	$8.90
Class I	.76%
Actual		$1,000.00	$980.40	$3.73
Hypothetical-C		$1,000.00	$1,021.03	$3.81
Class Z	.63%
Actual		$1,000.00	$921.70	$3.00
Hypothetical-C		$1,000.00	$1,021.67	$3.16
Fidelity Advisor Communications Equipment Fund
Class A	1.40%
Actual		$1,000.00	$1,070.70	$7.19
Hypothetical-C		$1,000.00	$1,017.85	$7.00
Class M	1.65%
Actual		$1,000.00	$1,068.70	$8.46
Hypothetical-C		$1,000.00	$1,016.61	$8.25
Class C	2.15%
Actual		$1,000.00	$1,067.00	$11.02
Hypothetical-C		$1,000.00	$1,014.13	$10.74
Class I	1.09%
Actual		$1,000.00	$1,072.30	$5.60
Hypothetical-C		$1,000.00	$1,019.39	$5.46
Fidelity Advisor Consumer Discretionary Fund
Class A	1.07%
Actual		$1,000.00	$1,099.10	$5.57
Hypothetical-C		$1,000.00	$1,019.49	$5.36
Class M	1.33%
Actual		$1,000.00	$1,098.00	$6.92
Hypothetical-C		$1,000.00	$1,018.20	$6.66
Class C	1.82%
Actual		$1,000.00	$1,095.00	$9.45
Hypothetical-C		$1,000.00	$1,015.77	$9.10
Class I	.79%
Actual		$1,000.00	$1,101.00	$4.12
Hypothetical-C		$1,000.00	$1,020.88	$3.96
Class Z	.66%
Actual		$1,000.00	$1,033.60	$3.33
Hypothetical-C		$1,000.00	$1,021.52	$3.31
Fidelity Advisor Energy Fund
Class A	1.11%
Actual		$1,000.00	$971.10	$5.42
Hypothetical-C		$1,000.00	$1,019.29	$5.56
Class M	1.37%
Actual		$1,000.00	$969.70	$6.69
Hypothetical-C		$1,000.00	$1,018.00	$6.85
Class C	1.83%
Actual		$1,000.00	$967.50	$8.93
Hypothetical-C		$1,000.00	$1,015.72	$9.15
Class I	.80%
Actual		$1,000.00	$972.50	$3.91
Hypothetical-C		$1,000.00	$1,020.83	$4.01
Class Z	.64%
Actual		$1,000.00	$756.60	$2.79
Hypothetical-C		$1,000.00	$1,021.62	$3.21
Fidelity Advisor Financial Services Fund
Class A	1.07%
Actual		$1,000.00	$1,107.80	$5.59
Hypothetical-C		$1,000.00	$1,019.49	$5.36
Class M	1.34%
Actual		$1,000.00	$1,106.90	$7.00
Hypothetical-C		$1,000.00	$1,018.15	$6.71
Class C	1.83%
Actual		$1,000.00	$1,104.10	$9.55
Hypothetical-C		$1,000.00	$1,015.72	$9.15
Class I	.79%
Actual		$1,000.00	$1,109.90	$4.13
Hypothetical-C		$1,000.00	$1,020.88	$3.96
Class Z	.65%
Actual		$1,000.00	$1,047.20	$3.30
Hypothetical-C		$1,000.00	$1,021.57	$3.26
Fidelity Advisor Health Care Fund
Class A	1.01%
Actual		$1,000.00	$1,024.80	$5.07
Hypothetical-C		$1,000.00	$1,019.79	$5.06
Class M	1.28%
Actual		$1,000.00	$1,023.30	$6.42
Hypothetical-C		$1,000.00	$1,018.45	$6.41
Class C	1.77%
Actual		$1,000.00	$1,020.80	$8.87
Hypothetical-C		$1,000.00	$1,016.02	$8.85
Class I	.75%
Actual		$1,000.00	$1,025.90	$3.77
Hypothetical-C		$1,000.00	$1,021.08	$3.76
Class Z	.62%
Actual		$1,000.00	$971.40	$3.03
Hypothetical-C		$1,000.00	$1,021.72	$3.11
Fidelity Advisor Industrials Fund
Class A	1.04%
Actual		$1,000.00	$1,110.30	$5.44
Hypothetical-C		$1,000.00	$1,019.64	$5.21
Class M	1.30%
Actual		$1,000.00	$1,108.90	$6.80
Hypothetical-C		$1,000.00	$1,018.35	$6.51
Class C	1.80%
Actual		$1,000.00	$1,106.20	$9.40
Hypothetical-C		$1,000.00	$1,015.87	$9.00
Class I	.77%
Actual		$1,000.00	$1,111.70	$4.03
Hypothetical-C		$1,000.00	$1,020.98	$3.86
Class Z	.64%
Actual		$1,000.00	$1,112.50	$3.35
Hypothetical-C		$1,000.00	$1,021.62	$3.21
Fidelity Advisor Semiconductors Fund
Class A	1.09%
Actual		$1,000.00	$1,203.90	$5.96
Hypothetical-C		$1,000.00	$1,019.39	$5.46
Class M	1.40%
Actual		$1,000.00	$1,202.10	$7.64
Hypothetical-C		$1,000.00	$1,017.85	$7.00
Class C	1.84%
Actual		$1,000.00	$1,198.90	$10.03
Hypothetical-C		$1,000.00	$1,015.67	$9.20
Class I	.80%
Actual		$1,000.00	$1,205.30	$4.37
Hypothetical-C		$1,000.00	$1,020.83	$4.01
Class Z	.68%
Actual		$1,000.00	$1,120.30	$3.57
Hypothetical-C		$1,000.00	$1,021.42	$3.41
Fidelity Advisor Technology Fund
Class A	1.02%
Actual		$1,000.00	$1,222.40	$5.62
Hypothetical-C		$1,000.00	$1,019.74	$5.11
Class M	1.27%
Actual		$1,000.00	$1,220.70	$6.99
Hypothetical-C		$1,000.00	$1,018.50	$6.36
Class C	1.78%
Actual		$1,000.00	$1,217.60	$9.79
Hypothetical-C		$1,000.00	$1,015.97	$8.90
Class I	.75%
Actual		$1,000.00	$1,223.80	$4.14
Hypothetical-C		$1,000.00	$1,021.08	$3.76
Class Z	.63%
Actual		$1,000.00	$1,028.80	$3.17
Hypothetical-C		$1,000.00	$1,021.67	$3.16
Fidelity Advisor Utilities Fund
Class A	1.05%
Actual		$1,000.00	$1,089.30	$5.44
Hypothetical-C		$1,000.00	$1,019.59	$5.26
Class M	1.33%
Actual		$1,000.00	$1,087.60	$6.88
Hypothetical-C		$1,000.00	$1,018.20	$6.66
Class C	1.80%
Actual		$1,000.00	$1,085.40	$9.31
Hypothetical-C		$1,000.00	$1,015.87	$9.00
Class I	.79%
Actual		$1,000.00	$1,091.10	$4.10
Hypothetical-C		$1,000.00	$1,020.88	$3.96
Class Z	.65%
Actual		$1,000.00	$1,091.80	$3.37
Hypothetical-C		$1,000.00	$1,021.57	$3.26

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended July 31, 2019, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Advisor Biotechnology Fund	$185,569,869
Fidelity Advisor Communications Equipment Fund	$30,428
Fidelity Advisor Consumer Discretionary Fund	$14,784,864
Fidelity Advisor Financial Services Fund	$3,017,837
Fidelity Advisor Health Care Fund	$50,407,981
Fidelity Advisor Industrials Fund	$44,392,631
Fidelity Advisor Semiconductors Fund	$7,601,652
Fidelity Advisor Technology Fund	$40,189,728
Fidelity Advisor Utilities Fund	$3,117,334

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	Class A	Class M	Class C	Class I	Class Z
Fidelity Advisor Biotechnology Fund
December 2018	–	–	–	–	–
Fidelity Advisor Communications Equipment Fund
December 2018	–	–	–	–	–
Fidelity Advisor Consumer Discretionary Fund
December 2018	–	–	–	–	–
Fidelity Advisor Energy Fund
December 2018	100%	100%	–	100%	100%
Fidelity Advisor Financial Services Fund
December 2018	100%	100%	100%	100%	100%
Fidelity Advisor Health Care Fund
December 2018	–	–	–	–	–
Fidelity Advisor Industrials Fund
December 2018	100%	100%	–	100%	100%
Fidelity Advisor Semiconductors Fund
December 2018	21%	21%	24%	20%	19%
Fidelity Advisor Technology Fund
December 2018	8%	9%	10%	7%	7%
Fidelity Advisor Utilities Fund
December 2018	88%	100%	100%	78%	75%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	Class A	Class M	Class C	Class I	Class Z
Fidelity Advisor Biotechnology Fund
December 2018	–	–	–	–	–
Fidelity Advisor Communications Equipment Fund
December 2018	–	–	–	–	–
Fidelity Advisor Consumer Discretionary Fund
December 2018	–	–	–	–	–
Fidelity Advisor Energy Fund
December 2018	100%	100%	–	100%	100%
Fidelity Advisor Financial Services Fund
December 2018	100%	100%	100%	100%	100%
Fidelity Advisor Health Care Fund
December 2018	–	–	–	–	–
Fidelity Advisor Industrials Fund
December 2018	100%	100%	–	100%	100%
Fidelity Advisor Semiconductors Fund
December 2018	21%	22%	25%	21%	20%
Fidelity Advisor Technology Fund
December 2018	10%	11%	12%	9%	9%
Fidelity Advisor Utilities Fund
December 2018	88%	100%	100%	78%	75%

The funds will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

AFOC-ANN-0919
1.762411.118

Fidelity Advisor® Global Real Estate Fund Annual Report July 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2019	Past 1 year	Life of fundA
Class A (incl. 5.75% sales charge)	2.02%	2.38%
Class M (incl. 3.50% sales charge)	4.28%	2.94%
Class C (incl. contingent deferred sales charge)	6.52%	3.67%
Class I	8.55%	4.71%
Class Z	8.65%	4.75%

 A From August 11, 2016

 Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Global Real Estate Fund - Class A on August 11, 2016, when the fund started, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the FTSE EPRA/NAREIT Developed Index performed over the same period.

Period Ending Values
$10,722	Fidelity Advisor® Global Real Estate Fund - Class A
$11,380	FTSE EPRA/NAREIT Developed Index

Management's Discussion of Fund Performance

Market Recap:  For the 12 months ending July 31, 2019, global real estate stocks gained 8.13%, according to the FTSE® EPRA℠/NAREIT® Developed Index. After a positive start to the reporting period, real estate investment trusts (REITs), along with the broader equity market, began to struggle. This was particularly true in December 2018 when the market fell amid investor concerns about potentially higher interest rates. Beginning in January, however, the investment backdrop turned sharply positive, with real estate securities recouping all of their December losses and then some. Foreign exchange curbed results for real estate stocks this period. Trepidation about higher rates eased in the second half of the 12-month period, as mounting data suggested the potential for slowing global economic growth. After raising its target short-term interest rate four times in 2018, the U.S. Federal Reserve, in a widely anticipated move, cut the federal funds rate in late July. This was the central bank’s first such rate reduction in more than a decade. Despite the REIT market’s volatility throughout the trailing one-year period, the fundamental backdrop for REITs remained solid. Strong job growth continued to drive demand for commercial real estate, while the supply of property remained manageable in most sectors and geographic regions. With lower interest rates and higher equity valuations, many REITs had ready, affordable access to the capital they needed to finance growth through the acquisition of new properties.

Comments from Portfolio Manager Steven Buller:  For the fiscal year, the fund's share classes gained roughly 8% to 9%, performing generally in line with the 8.13% increase in the benchmark FTSE® EPRA℠/NAREIT® Developed Index. Relative to the index, the fund benefited the most from effective sector allocation, especially a large underweight in the poor-performing retail category. The combination of a meaningful overweight and strong security selection in the residential property group, which notably outperformed, proved to be the top performing segment this period. More specifically, favorable investment choices included overweight positions in U.S. manufactured housing community REITs Equity Lifestyle Properties (+38%) and Sun Communities (+40%), as well as apartment property owner UDR (+23%), the fund's largest individual overweight on July 31. Another key contributor for the fund was industrial REIT Prologis (+26%), a large portfolio overweight at period end. Within this same group, our lack of exposure to two poor-performing benchmark components: Deutsche Wohnen (-22%) and Brookfield Property REIT (-60%), aided the fund's relative result. Conversely, subpar picks among office real estate investment trusts (REITs) detracted the past 12 months. In terms of individual holdings, a position in U and I Group (-38%) was the portfolio's biggest detractor. Shares of this U.K. diversified property regenerator likely underperformed due to investors' uncertainty about the impact of Brexit. Similar investor concerns about Brexit also weighed on the fund's shares of London-focused office owner Derwent (-12%). Of final note, an out-of-benchmark investment in German homebuilder Instone Real Estate Group (-17%) struggled, especially in the first half of the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  In January 2019, the Board of Trustees approved to change the fund's investment advisor from Fidelity SelectCo, LLC, to Fidelity Management & Research Company, effective February 1, 2019. There was no change to the management fee.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2019

% of fund's net assets
Prologis, Inc.	5.0
UDR, Inc.	3.3
Ventas, Inc.	2.7
Mitsui Fudosan Co. Ltd.	2.7
Boston Properties, Inc.	2.5
Duke Realty Corp.	2.4
LEG Immobilien AG	2.4
Equity Lifestyle Properties, Inc.	2.3
Welltower, Inc.	2.2
Digital Realty Trust, Inc.	2.1
27.6

Top Five Countries as of July 31, 2019

(excluding cash equivalents)	% of fund's net assets
United States of America	51.2
Japan	10.2
Germany	6.2
Australia	5.8
Singapore	5.0

Top Five REIT Sectors as of July 31, 2019

% of fund's net assets
REITs - Diversified	14.9
REITs - Apartments	14.0
REITs - Health Care	8.2
REITs - Office Property	7.3
REITs - Management/Investment	6.6

Asset Allocation (% of fund's net assets)

As of July 31, 2019*
Stocks	97.4%
Short-Term Investments and Net Other Assets (Liabilities)	2.6%

 * Foreign investments - 46.2%

Schedule of Investments July 31, 2019

Showing Percentage of Net Assets

Common Stocks - 97.4%
	Shares	Value
Australia - 5.8%
Abacus Property Group unit	20,310	$57,491
Arena (REIT) unit	30,120	58,440
Carindale Property Trust	3,960	18,686
Goodman Group unit	2,777	28,085
Ingenia Communities Group unit	33,895	79,013
National Storage (REIT) unit	45,973	51,509
The GPT Group unit	19,733	83,761

TOTAL AUSTRALIA		376,985

Austria - 0.6%
CA Immobilien Anlagen AG	1,060	37,315
Bailiwick of Guernsey - 0.7%
Sirius Real Estate Ltd.	59,384	48,096
Canada - 2.1%
Boardwalk (REIT)	1,102	35,061
RioCan (REIT)	2,048	40,377
Smart (REIT)	2,482	60,912

TOTAL CANADA		136,350

Cayman Islands - 1.5%
Cheung Kong Property Holdings Ltd.	12,930	97,222
Finland - 0.5%
Kojamo OYJ	2,220	31,260
France - 1.6%
Gecina SA	684	104,946
Germany - 6.2%
DIC Asset AG	2,689	30,422
Instone Real Estate Group BV (a)(b)	4,145	88,283
LEG Immobilien AG	1,333	154,499
Vonovia SE	2,639	129,300

TOTAL GERMANY		402,504

Hong Kong - 3.0%
Henderson Land Development Co. Ltd.	18,900	97,754
Sino Land Ltd.	61,644	99,825

TOTAL HONG KONG		197,579

Ireland - 3.0%
Hibernia (REIT) PLC	78,330	130,934
Irish Residential Properties REIT PLC	32,500	61,593

TOTAL IRELAND		192,527

Italy - 0.7%
COIMA RES SpA (b)	4,900	44,913
Japan - 10.2%
Advance Residence Investment Corp.	32	99,274
Kenedix Office Investment Corp.	11	79,070
Kenedix Residential Investment Corp.	26	46,030
Kenedix, Inc.	5,200	26,528
Mitsubishi Estate Co. Ltd.	6,798	125,130
Mitsui Fudosan Co. Ltd.	7,660	172,918
Nomura Real Estate Holdings, Inc.	1,300	26,492
ORIX JREIT, Inc.	46	89,345

TOTAL JAPAN		664,787

Luxembourg - 0.5%
Aroundtown SA	4,300	34,425
Singapore - 5.0%
CapitaCommercial Trust (REIT)	13,300	19,866
Mapletree Commercial Trust	57,600	86,534
Parkway Life REIT	53,000	117,905
UOL Group Ltd.	19,430	103,263

TOTAL SINGAPORE		327,568

Spain - 0.6%
Lar Espana Real Estate Socimi SA	4,750	36,650
Sweden - 0.8%
Catena AB	1,090	34,129
Cibus Nordic Real Estate AB	1,360	18,793

TOTAL SWEDEN		52,922

United Kingdom - 3.4%
Assura PLC	37,470	29,436
Capital & Counties Properties PLC	10,765	25,934
Derwent London PLC	2,468	87,639
Grainger Trust PLC	14,437	39,924
Londonmetric Properity PLC	1,800	4,444
U & I Group PLC	19,483	34,118

TOTAL UNITED KINGDOM		221,495

United States of America - 51.2%
American Assets Trust, Inc.	530	24,592
American Homes 4 Rent Class A	3,151	76,286
Americold Realty Trust	1,615	54,151
Apartment Investment & Management Co. Class A	571	28,287
AvalonBay Communities, Inc.	557	116,296
Boston Properties, Inc.	1,226	162,997
Braemar Hotels & Resorts, Inc.	1,100	10,032
Brandywine Realty Trust (SBI)	3,579	52,790
Camden Property Trust (SBI)	564	58,492
Clear Channel Outdoor Holdings, Inc. (a)	3,000	9,090
Crown Castle International Corp.	338	45,042
CubeSmart	1,861	63,181
DiamondRock Hospitality Co.	4,256	42,858
Digital Realty Trust, Inc.	1,183	135,288
Duke Realty Corp.	4,738	157,918
Equinix, Inc.	109	54,729
Equity Lifestyle Properties, Inc.	1,227	152,455
Equity Residential (SBI)	1,585	125,041
Essex Property Trust, Inc.	157	47,449
Extra Space Storage, Inc.	784	88,114
Gaming & Leisure Properties	1,821	68,670
Healthcare Trust of America, Inc.	2,544	68,510
Highwoods Properties, Inc. (SBI)	807	36,581
Host Hotels & Resorts, Inc.	3,807	66,204
Invitation Homes, Inc.	2,310	63,456
Kimco Realty Corp.	2,706	51,982
Lexington Corporate Properties Trust	2,900	28,623
Mack-Cali Realty Corp.	810	19,262
Prologis, Inc.	4,049	326,389
Regency Centers Corp.	1,253	83,575
Simon Property Group, Inc.	470	76,234
SL Green Realty Corp.	767	62,188
Spirit Realty Capital, Inc.	1,352	59,650
Sun Communities, Inc.	695	92,303
Terreno Realty Corp.	439	21,450
UDR, Inc.	4,633	213,396
Ventas, Inc.	2,632	177,107
VEREIT, Inc.	5,895	53,762
VICI Properties, Inc.	3,273	69,846
Vornado Realty Trust	398	25,599
Washington REIT (SBI)	1,035	27,893
Welltower, Inc.	1,742	144,795

TOTAL UNITED STATES OF AMERICA		3,342,563

TOTAL COMMON STOCKS
(Cost $5,760,334)		6,350,107

Money Market Funds - 1.3%
Fidelity Cash Central Fund 2.43% (c)
(Cost $88,132)	88,114	88,132
TOTAL INVESTMENT IN SECURITIES - 98.7%
(Cost $5,848,466)		6,438,239
NET OTHER ASSETS (LIABILITIES) - 1.3%		84,282
NET ASSETS - 100%		$6,522,521

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $133,196 or 2.0% of net assets.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,849
Total	$1,849

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$9,090	$9,090	$--	$--
Consumer Discretionary	18,793	18,793	--	--
Real Estate	6,322,224	5,024,822	1,297,402	--
Money Market Funds	88,132	88,132	--	--
Total Investments in Securities:	$6,438,239	$5,140,837	$1,297,402	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $5,760,334)	$6,350,107
Fidelity Central Funds (cost $88,132)	88,132
Total Investment in Securities (cost $5,848,466)		$6,438,239
Cash		26,527
Foreign currency held at value (cost $10,364)		10,258
Receivable for investments sold		59,850
Receivable for fund shares sold		27,786
Dividends receivable		12,207
Distributions receivable from Fidelity Central Funds		179
Prepaid expenses		37
Receivable from investment adviser for expense reductions		37,995
Other receivables		36
Total assets		6,613,114
Liabilities
Payable for investments purchased	$26,105
Accrued management fee	3,735
Distribution and service plan fees payable	1,924
Other affiliated payables	1,393
Other payables and accrued expenses	57,436
Total liabilities		90,593
Net Assets		$6,522,521
Net Assets consist of:
Paid in capital		$6,000,352
Total distributable earnings (loss)		522,169
Net Assets		$6,522,521
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($3,290,153 ÷ 306,810 shares)(a)		$10.72
Maximum offering price per share (100/94.25 of $10.72)		$11.37
Class M:
Net Asset Value and redemption price per share ($809,641 ÷ 75,593 shares)(a)		$10.71
Maximum offering price per share (100/96.50 of $10.71)		$11.10
Class C:
Net Asset Value and offering price per share ($1,060,399 ÷ 99,751 shares)(a)		$10.63
Class I:
Net Asset Value, offering price and redemption price per share ($1,056,395 ÷ 98,281 shares)		$10.75
Class Z:
Net Asset Value, offering price and redemption price per share ($305,933 ÷ 28,437 shares)		$10.76

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2019
Investment Income
Dividends		$176,342
Income from Fidelity Central Funds		1,849
Income before foreign taxes withheld		178,191
Less foreign taxes withheld		(7,136)
Total income		171,055
Expenses
Management fee	$33,895
Transfer agent fees	10,439
Distribution and service plan fees	19,146
Accounting fees and expenses	1,916
Custodian fees and expenses	26,623
Independent trustees' fees and expenses	24
Registration fees	74,191
Audit	59,964
Legal	7
Miscellaneous	90
Total expenses before reductions	226,295
Expense reductions	(151,328)
Total expenses after reductions		74,967
Net investment income (loss)		96,088
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $774)	16,203
Fidelity Central Funds	(6)
Foreign currency transactions	(3,425)
Total net realized gain (loss)		12,772
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	431,187
Assets and liabilities in foreign currencies	(308)
Total change in net unrealized appreciation (depreciation)		430,879
Net gain (loss)		443,651
Net increase (decrease) in net assets resulting from operations		$539,739

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2019	Year ended July 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$96,088	$48,971
Net realized gain (loss)	12,772	5,322
Change in net unrealized appreciation (depreciation)	430,879	115,480
Net increase (decrease) in net assets resulting from operations	539,739	169,773
Distributions to shareholders	(86,970)	–
Distributions to shareholders from net investment income	–	(34,616)
Distributions to shareholders from net realized gain	–	(41,912)
Total distributions	(86,970)	(76,528)
Share transactions - net increase (decrease)	2,897,807	271,453
Total increase (decrease) in net assets	3,350,576	364,698
Net Assets
Beginning of period	3,171,945	2,807,247
End of period	$6,522,521	$3,171,945
Other Information
Undistributed net investment income end of period		$33,111

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Global Real Estate Fund Class A

Years ended July 31,	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$10.13	$9.81	$10.00
Income from Investment Operations
Net investment income (loss)B	.22	.18	.15
Net realized and unrealized gain (loss)	.58	.42	(.26)
Total from investment operations	.80	.60	(.11)
Distributions from net investment income	(.15)	(.13)	(.07)
Distributions from net realized gain	(.06)	(.14)	(.01)
Total distributions	(.21)	(.28)C	(.08)
Net asset value, end of period	$10.72	$10.13	$9.81
Total ReturnD,E,F	8.25%	6.16%	(1.00)%
Ratios to Average Net AssetsG,H
Expenses before reductions	4.56%	5.86%	8.94%I
Expenses net of fee waivers, if any	1.40%	1.40%	1.40%I
Expenses net of all reductions	1.39%	1.38%	1.39%I
Net investment income (loss)	2.09%	1.80%	1.65%I
Supplemental Data
Net assets, end of period (000 omitted)	$3,290	$1,001	$657
Portfolio turnover rateJ	60%	46%	59%I

 A For the period August 11, 2016 (commencement of operations) to July 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.28 per share is comprised of distributions from net investment income of $.134 and distributions from net realized gain of $.142 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Global Real Estate Fund Class M

Years ended July 31,	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$10.11	$9.79	$10.00
Income from Investment Operations
Net investment income (loss)B	.19	.15	.13
Net realized and unrealized gain (loss)	.60	.42	(.27)
Total from investment operations	.79	.57	(.14)
Distributions from net investment income	(.13)	(.11)	(.06)
Distributions from net realized gain	(.06)	(.14)	(.01)
Total distributions	(.19)	(.25)	(.07)
Net asset value, end of period	$10.71	$10.11	$9.79
Total ReturnC,D,E	8.06%	5.90%	(1.30)%
Ratios to Average Net AssetsF,G
Expenses before reductions	4.79%	5.90%	9.20%H
Expenses net of fee waivers, if any	1.65%	1.65%	1.65%H
Expenses net of all reductions	1.64%	1.63%	1.64%H
Net investment income (loss)	1.84%	1.54%	1.40%H
Supplemental Data
Net assets, end of period (000 omitted)	$810	$570	$550
Portfolio turnover rateI	60%	46%	59%H

 A For the period August 11, 2016 (commencement of operations) to July 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Global Real Estate Fund Class C

Years ended July 31,	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$10.08	$9.76	$10.00
Income from Investment Operations
Net investment income (loss)B	.14	.10	.08
Net realized and unrealized gain (loss)	.59	.42	(.26)
Total from investment operations	.73	.52	(.18)
Distributions from net investment income	(.12)	(.06)	(.05)
Distributions from net realized gain	(.06)	(.14)	(.01)
Total distributions	(.18)	(.20)	(.06)
Net asset value, end of period	$10.63	$10.08	$9.76
Total ReturnC,D,E	7.52%	5.38%	(1.77)%
Ratios to Average Net AssetsF,G
Expenses before reductions	5.04%	6.26%	9.75%H
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%H
Expenses net of all reductions	2.14%	2.13%	2.14%H
Net investment income (loss)	1.34%	1.04%	.90%H
Supplemental Data
Net assets, end of period (000 omitted)	$1,060	$614	$737
Portfolio turnover rateI	60%	46%	59%H

 A For the period August 11, 2016 (commencement of operations) to July 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Global Real Estate Fund Class I

Years ended July 31,	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$10.15	$9.82	$10.00
Income from Investment Operations
Net investment income (loss)B	.24	.20	.17
Net realized and unrealized gain (loss)	.59	.43	(.26)
Total from investment operations	.83	.63	(.09)
Distributions from net investment income	(.17)	(.16)	(.08)
Distributions from net realized gain	(.06)	(.14)	(.01)
Total distributions	(.23)	(.30)	(.09)
Net asset value, end of period	$10.75	$10.15	$9.82
Total ReturnC,D	8.55%	6.48%	(.80)%
Ratios to Average Net AssetsE,F
Expenses before reductions	4.20%	5.41%	8.74%G
Expenses net of fee waivers, if any	1.15%	1.15%	1.15%G
Expenses net of all reductions	1.14%	1.13%	1.14%G
Net investment income (loss)	2.34%	2.04%	1.90%G
Supplemental Data
Net assets, end of period (000 omitted)	$1,056	$986	$863
Portfolio turnover rateH	60%	46%	59%G

 A For the period August 11, 2016 (commencement of operations) to July 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Global Real Estate Fund Class Z

Year ended July 31,	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$10.01
Income from Investment Operations
Net investment income (loss)B	.22
Net realized and unrealized gain (loss)	.76
Total from investment operations	.98
Distributions from net investment income	(.17)
Distributions from net realized gain	(.06)
Total distributions	(.23)
Net asset value, end of period	$10.76
Total ReturnC,D	10.17%
Ratios to Average Net AssetsE,F
Expenses before reductions	3.87%G
Expenses net of fee waivers, if any	1.00%G
Expenses net of all reductions	1.00%G
Net investment income (loss)	2.50%G
Supplemental Data
Net assets, end of period (000 omitted)	$306
Portfolio turnover rateH	60%

 A For the period October 2, 2018 (commencement of sale of shares) to July 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2019

1. Organization.

Fidelity Advisor Global Real Estate Fund (the Fund) is a fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class Z shares on October 2, 2018. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective March 1, 2019, Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$579,281
Gross unrealized depreciation	(147,806)
Net unrealized appreciation (depreciation)	$431,475
Tax Cost	$6,006,764

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$186,934
Capital loss carryforward	$(95,955)
Net unrealized appreciation (depreciation) on securities and other investments	$431,189

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(65,356)
Long-term	(30,599)
Total capital loss carryforward	$(95,955)

The tax character of distributions paid was as follows:

	July 31, 2019	July 31, 2018
Ordinary Income	$86,970	$ 76,528

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $5,675,420 and $2,904,594, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment advisor, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .69% of the Fund's average net assets. During January 2019 the Board approved to change the investment adviser from Fidelity SelectCo, LLC to Fidelity Management & Research Company effective February 1, 2019. There was no change to the management fee.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$5,154	$1,767
Class M	.25%	.25%	3,328	2,524
Class C	.75%	.25%	10,664	4,327
			$19,146	$8,618

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$2,378
Class M	371
$2,749

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$5,922.29
Class M	1,494.22
Class C	1,585.15
Class I	1,367.14
Class Z	71	.05(a)
	$10,439

 (a) Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month. For the period, the fees were equivalent to an annual rate of .04%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $65 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $12 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through November 30, 2020. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.40%	$58,044
Class M	1.65%	18,855
Class C	2.15%	26,720
Class I	1.15%	27,359
Class Z	1.00%	3,954
		$134,932

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $173 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $191.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $31 and a portion of class-level operating expenses as follows:

Amount
Class A	$7,052
Class M	2,028
Class C	3,961
Class I	2,509
Class Z	451
$16,001

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2019(a)	Year ended July 31, 2018
Distributions to shareholders
Class A	$25,954	$–
Class M	11,502	–
Class C	24,842	–
Class I	21,029	–
Class Z	3,643	–
Total	$86,970	$–
From net investment income
Class A	$–	$10,565
Class M	–	6,191
Class C	–	4,104
Class I	–	13,756
Total	$–	$34,616
From net realized gain
Class A	$–	$11,196
Class M	–	8,065
Class C	–	10,049
Class I	–	12,602
Total	$–	$41,912

 (a) Distributions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to July 31, 2019.

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2019 (a)	Year ended July 31, 2018	Year ended July 31, 2019(a)	Year ended July 31, 2018
Class A
Shares sold	325,885	43,178	$3,299,731	$423,027
Reinvestment of distributions	2,803	2,212	25,954	21,761
Shares redeemed	(120,755)	(13,506)	(1,255,243)	(131,704)
Net increase (decrease)	207,933	31,884	$2,070,442	$313,084
Class M
Shares sold	28,136	5,975	$284,727	$59,008
Reinvestment of distributions	1,242	1,449	11,502	14,256
Shares redeemed	(10,191)	(7,160)	(107,609)	(69,653)
Net increase (decrease)	19,187	264	$188,620	$3,611
Class C
Shares sold	106,865	6,324	$1,044,619	$63,092
Reinvestment of distributions	2,694	1,438	24,842	14,153
Shares redeemed	(70,716)	(22,353)	(737,722)	(213,557)
Net increase (decrease)	38,843	(14,591)	$331,739	$(136,312)
Class I
Shares sold	12,846	15,189	$135,171	$148,303
Reinvestment of distributions	2,066	2,624	19,150	25,818
Shares redeemed	(13,802)	(8,521)	(140,554)	(83,051)
Net increase (decrease)	1,110	9,292	$13,767	$91,070
Class Z
Shares sold	28,093	–	$290,050	$–
Reinvestment of distributions	348	–	3,227	–
Shares redeemed	(4)	–	(38)	–
Net increase (decrease)	28,437	–	$293,239	$–

 (a) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to July 31, 2019.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 35% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VII and Shareholders of Fidelity Advisor Global Real Estate Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Global Real Estate Fund (the "Fund"), a fund of Fidelity Advisor Series VII, including the schedule of investments, as of July 31, 2019, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and for the period from August 11, 2016 (commencement of operations) to July 31, 2017, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from August 11, 2016 (commencement of operations) to July 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 13, 2019

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 298 funds. Mr.Wiley oversees 197 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2018

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2018

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2018

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2018

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2018

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2018

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2018

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2018

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2018

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2018

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2019 to July 31, 2019).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2019	Ending Account Value July 31, 2019	Expenses Paid During Period-B February 1, 2019 to July 31, 2019
Class A	1.40%
Actual		$1,000.00	$1,042.80	$7.09
Hypothetical-C		$1,000.00	$1,017.85	$7.00
Class M	1.65%
Actual		$1,000.00	$1,041.80	$8.35
Hypothetical-C		$1,000.00	$1,016.61	$8.25
Class C	2.15%
Actual		$1,000.00	$1,039.10	$10.87
Hypothetical-C		$1,000.00	$1,014.13	$10.74
Class I	1.15%
Actual		$1,000.00	$1,044.70	$5.83
Hypothetical-C		$1,000.00	$1,019.09	$5.76
Class Z	1.00%
Actual		$1,000.00	$1,045.70	$5.07
Hypothetical-C		$1,000.00	$1,019.84	$5.01

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

Class A, Class M, Class C, Class I, and Class Z designate 44% of the dividends distributed during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

AGRE-ANN-0919
1.9881280.102

Item 2.

Code of Ethics

As of the end of the period, July 31, 2019, Fidelity Advisor Series VII (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Advisor Biotechnology Fund, Fidelity Advisor Communications Equipment Fund, Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisor Energy Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Global Real Estate Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Real Estate Fund, Fidelity Advisor Semiconductors Fund, Fidelity Advisor Technology Fund and Fidelity Advisor Utilities Fund (the “Funds”):

Services Billed by Deloitte Entities

July 31, 2019 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Biotechnology Fund	$54,000	$100	$4,800	$1,500
Fidelity Advisor Communications Equipment Fund	$37,000	$100	$4,800	$1,100
Fidelity Advisor Consumer Discretionary Fund	$37,000	$100	$6,200	$1,100
Fidelity Advisor Energy Fund	$39,000	$100	$7,100	$1,200
Fidelity Advisor Financial Services Fund	$39,000	$100	$6,700	$1,100
Fidelity Advisor Global Real Estate Fund	$46,000	$100	$6,200	$1,300
Fidelity Advisor Health Care Fund	$39,000	$100	$6,000	$1,100
Fidelity Advisor Industrials Fund	$37,000	$100	$6,000	$1,100
Fidelity Advisor Real Estate Fund	$41,000	$100	$5,700	$1,200
Fidelity Advisor Semiconductors Fund	$36,000	$100	$5,100	$1,000
Fidelity Advisor Technology Fund	$40,000	$100	$6,000	$1,200
Fidelity Advisor Utilities Fund	$37,000	$100	$6,000	$1,100

July 31, 2018 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Biotechnology Fund	$52,000	$100	$4,800	$1,300
Fidelity Advisor Communications Equipment Fund	$35,000	$100	$4,800	$1,100
Fidelity Advisor Consumer Discretionary Fund	$34,000	$100	$6,000	$1,000
Fidelity Advisor Energy Fund	$36,000	$100	$7,100	$1,100
Fidelity Advisor Financial Services Fund	$36,000	$100	$6,700	$1,100
Fidelity Advisor Global Real Estate Fund	$43,000	$100	$6,400	$1,200
Fidelity Advisor Health Care Fund	$36,000	$100	$6,000	$1,100
Fidelity Advisor Industrials Fund	$35,000	$100	$6,000	$1,100
Fidelity Advisor Real Estate Fund	$38,000	$100	$6,000	$1,200
Fidelity Advisor Semiconductors Fund	$34,000	$100	$5,100	$1,000
Fidelity Advisor Technology Fund	$44,000	$100	$6,000	$1,100
Fidelity Advisor Utilities Fund	$34,000	$100	$6,000	$1,000

A Amounts may reflect rounding.

The following table presents fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity SelectCo, LLC or Fidelity Management & Research Company (the “Funds’ Investment Advisers”) and entities controlling, controlled by, or under common control with the Funds’ Investment Advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by Deloitte Entities

	July 31, 2019A	July 31, 2018A
Audit-Related Fees	$290,000	$5,000
Tax Fees	$-	$5,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Funds, the Funds’ Investment Advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	July 31, 2019A	July 31, 2018A
Deloitte Entities	$785,000	$435,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its audit of the Funds, taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and the Funds’ Investment Advisers’ review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series VII

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	September 24, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	September 24, 2019

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	September 24, 2019